As filed with the Securities and Exchange Commission on March 28, 1996
                                             Registration No. 33-43346
==========================================================================
                    SECURITIES AND EXCHANGE COMMISSION
                          WASHINGTON, D.C. 20549
                            ___________________

                     POST-EFFECTIVE AMENDMENT NO. 4 TO
                                 FORM S-6
                 FOR REGISTRATION UNDER THE SECURITIES ACT
                 OF 1933 OF SECURITIES OF UNIT INVESTMENT
                     TRUSTS REGISTERED ON FORM N-8B-2
                            ___________________

A.    Exact Name of Trust:
                GOVERNMENT SECURITIES EQUITY TRUST SERIES 3


B.    Name of depositor:
                    PRUDENTIAL SECURITIES INCORPORATED

C.    Complete address of depositor's principal executive office:
                             One Seaport Plaza
                             199 Water Street
                         New York, New York  10292

D.    Name and complete address of agent for service:
                                                       Copy to:
          LEE B. SPENCER, JR., ESQ.              KENNETH W. ORCE, ESQ.
      PRUDENTIAL SECURITIES INCORPORATED        CAHILL GORDON & REINDEL
             One Seaport Plaza                      80 Pine Street
             199 Water Street                   New York, New York  10005
          New York, New York  10292

It is proposed that this filing will become effective (check appropriate box).

 ___
/ _/ immediately upon filing on (date) pursuant to paragraph (b);
 ___
/x_/ on March 31, 1996 pursuant to paragraph (b);
 ___
/__/ 60 days after filing pursuant to paragraph (a);
 ___
/__/ on (date) pursuant to paragraph (a) of Rule 485.

__________________________
Pursuant to Rule 24f-2 under the Investment Company Act of 1940, the Registrant has registered an indefinite amount of securities. On January 31, 1996, the Registrant filed the Rule 24f-2 Notice for the Registrant's most recent fiscal year.

CUSIP: 383741303
                  Government Securities Equity Trust Series 3

--------------------------------------------------------------------------------
The initial public offering of Units in the Trust has been completed. The Units offered hereby are issued and outstanding Units which have been acquired by the Sponsor either by purchase from the Trustee of Units tendered for redemption or in the secondary market.

The objectives of the Trust are to attempt to obtain safety of capital through investment in stripped United States Treasury issued notes or bonds paying no current interest and to attempt to provide for capital appreciation through investment in shares of the Retail Class of AIM Constellation Fund, one portfolio in a series comprising AIM Equity Funds, Inc., an open-end, series, management investment company. AIM Constellation Fund invests primarily in medium-sized and smaller emerging U.S. growth companies. Units of the Trust may be suited for purchase by individual Retirement Accounts, Keogh Plans and other tax-deferred retirement plans.

--------------------------------------------------------------------------------
Sponsor:
                                                   Prudential Securities (LOGO)
--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS
A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------
Please read and retain                                    Prospectus dated
this Prospectus for future reference                      March 31, 1996

--------------------------------------------------------------------------------

    This Prospectus does not contain all the information with respect to the investment company set forth in its registration statement and exhibits relating thereto which have been filed with the Securities and Exchange Commission, Washington, D.C. under the Securities Act of 1933 and the Investment Company Act of 1940, and to which reference is hereby made.
--------------------------------------------------------------------------------

                                    SUMMARY

The Trust

    Government Securities Equity Trust Series 3 consists of one underlying unit investment trust (the ``Trust'' or ``GSET'' as the context requires), composed of stripped United States Treasury issued notes or bonds bearing no current interest (the ``Treasury Obligations'') and shares of the Retail Class (the ``Fund Shares'') of the AIM Constellation Fund (the ``Fund''), one portfolio in a series of AIM Equity Funds, Inc., an open-end, series, management investment company, or contracts and funds for the purchase thereof (the Treasury Obligations and the Fund Shares, collectively, the ``Securities''). The Trust contains Treasury Obligations maturing approximately eleven years from the Date of Deposit (December 17, 1991) and Fund Shares.

    The objectives of the Trust are to attempt to obtain safety of capital through investment in stripped United States Treasury issued notes or bonds paying no current interest and to attempt to provide for capital appreciation through investment in shares of the Fund. AIM Constellation Fund invests primarily in common stocks of medium sized and smaller emerging U.S. growth companies. There is, of course, no assurance that the Trust's objectives will be achieved.

    The Trust is structured to contain a sufficient amount of Treasury Obligations to insure that an investor will receive $10.00 per Unit, at the maturity of the Trust. However, an investor holding his Units to Trust maturity may suffer a loss to the extent the investor's purchase cost of a Unit exceeds $10.00 since the capital protection is limited to the aggregate maturity value per Unit of the Treasury Obligations. An investor who sells his Units prior to Trust maturity may suffer a loss to the extent that the price he receives upon the sale of his Units is less than the purchase price of his Units. The price paid for a Unit may differ from that set forth herein due to changes in the value of the Securities in the portfolio. There is no assurance that a purchaser of Units on the date of the Prospectus or subsequent to such date will receive, upon termination, the purchase price per Unit. The Fund has not been structured to generate dividends and therefore dividend distributions by the Trust are likely to be insignificant. The maximization of dividend income is not an objective of the Trust. The Trust is ``concentrated'' in Fund Shares, so investors should be aware that the potential for capital appreciation is directly related to the investment performance of the Fund itself.

    On October 21, 1993, Prudential Securities Incorporated entered into an omnibus settlement with the Securities and Exchange Commission (``SEC''), state securities regulators (with the exception of the Texas Securities Commissioner who joined the settlement on January 18, 1994) and the National Association of Securities Dealers, Inc. (``NASD'') to resolve allegations that from 1980 through 1990 Prudential Securities Incorporated sold certain limited partnership interests in violation of securities laws to persons for whom such securities were not suitable and misrepresented the safety, potential returns and liquidity of these investments. Without admitting or denying the allegations asserted against it, Prudential Securities Incorporated consented to the entry of an SEC Administrative Order which stated that the conduct of Prudential Securities Incorporated violated the federal securities laws, directed Prudential Securities Incorporated to cease and desist from violating the federal securities laws, pay civil penalties, and adopt certain remedial measures to address the violations.

    Pursuant to the terms of the SEC settlement, Prudential Securities Incorporated agreed to the imposition of a $10,000,000 civil penalty, established a settlement fund in the amount of $330,000,000 and procedures to resolve legitimate claims for compensatory damages by purchasers of the partnership interests. Prudential Securities Incorporated has agreed to provide additional funds, if necessary, for the purpose of the settlement fund. The settlement with the state securities regulators included an agreement to pay a penalty of $500,000 per jurisdiction. Prudential Securities Incorporated consented to a censure and to the payment of a $5,000,000 fine in settling the NASD action.

    In October 1994, a criminal complaint was filed with the United States Magistrate for the Southern District of New York alleging that Prudential Securities Incorporated committed fraud in connection with the sale of certain limited partnership interests in violation of federal securities laws. An agreement was simultaneously filed to defer prosecution of these charges for a period of three years from the signing of the agreement, provided that Prudential Securities Incorporated complies with the terms of the agreement. If, upon completion of the three year period, Prudential

Securities Incorporated has complied with the terms of the agreement, no prosecution will be instituted by the United States for the offenses charged in the complaint. If on the other hand, during the course of the three year period, Prudential Securities Incorporated violates the terms of the agreement, the U.S. Attorney can then elect to pursue these charges. Under the terms of the agreement, Prudential Securities Incorporated agreed, among other things, to pay an additional $330,000,000 into the fund established by the SEC to pay restitution to investors who purchased certain Prudential Securities Incorporated limited partnership interests.

The Fund

    The investment objective of the Fund is to seek to provide capital appreciation principally through investment in common stocks of medium-sized and smaller emerging growth companies. Any income received from securities held by the Fund will be incidental. It is anticipated that common stocks will be the principal form of investment by the Fund. Management of the Fund is particularly interested in investing in companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings. As a result of this policy, the market prices of many of the securities purchased and held by the Fund may fluctuate widely. The Fund may also engage in the writing of covered call option contracts. There is, of course, no guarantee that the Fund's investment objective will be achieved.

Investment Risks

    Investors should be aware of the risks which an investment in Units of the Trust may entail. During the life of the Trust, the value of the portfolio Securities and hence the Units may fluctuate and therefore the Public Offering Price and Redemption Price per Unit may be more or less than the price paid by the investor. The value of the Treasury Obligations will fluctuate inversely with changes in interest rates and the value of Fund Shares will vary as the value of the underlying portfolio securities of the Fund increases or decreases. The Treasury Obligations are subject to substantially greater price fluctuations during periods of changing interest rates than securities of comparable quality which make periodic interest payments. See ``The Trust--Stripped U.S. Treasury Obligations.'' Although the Trust is structured to return to an initial Unit Holder his purchase cost of a Unit through the distribution of the Treasury Obligations' maturity value on the mandatory termination date of the Trust, an investor will have included the accrual of original issue discount on such Treasury Obligations in income for federal income tax purposes and will have paid federal income tax on such accrual. The Treasury Obligations are subject to substantially greater price fluctuations during periods of changing interest rates than securities of comparable quality which make periodic interest payments. An investor holding his Units to Trust maturity may suffer a loss to the extent the investor's purchase cost of a Unit exceeds $10.00 since the capital protection is limited to the aggregate maturity value per Unit of the Treasury Obligations. Similarly, an investor who sells his Units prior to Trust maturity may suffer a loss to the extent that the price he receives upon the sale of his Units is less than the purchase price of his Units.

Distributions

    Distributions, if any, of dividends and 12b-1 fee amounts received by the Trust in respect of Fund Shares (net of Trust expenses), distributions of any net capital gains received in respect of Fund Shares and proceeds of the sale of Fund Shares not used to redeem Units will be made quarterly on or shortly after the Quarterly Distribution Date to Unit Holders of record on the Quarterly Record Date immediately preceding such Quarterly Distribution Date. No distribution will be made if the amount available for distribution is less than $2.50 per 100 Units (see ``Rights of Unit Holders--Distributions''). Alternatively, Unit Holders may have their distributions reinvested (see ``Reinvestment of Trust Distributions''). Accrual of original issue discount on the Treasury Obligations will not be distributed on a current basis, although Unit Holders will be subject to income tax at ordinary income rates as if a current distribution of such amounts had been made (see ``Tax Status of the Trust''). Upon termination of the Trust, the Trustee will distribute, upon surrender of Units for cancellation, to each Unit Holder, his pro rata share of such Trust's net assets including the proceeds of Fund Shares sold unless a Unit Holder elects to receive Fund Shares pursuant to an ``in kind'' distribution of the number of Fund Shares attributable to his Units, in the manner set forth under ``Amendment and Termination of the Indenture--Termination''. Upon termination, a Unit Holder may invest the proceeds from the Treasury Obligations in Fund Shares at such shares' net asset value.

Public Offering Price

    The Public Offering Price of the Units is computed by adding to the aggregate bid side evaluation of the Treasury Obligations the aggregate net asset value of Fund Shares in the Trust, dividing such sum by the number of Units outstanding and then adding a sales charge of 5.25% of the Public Offering Price (5.541% of the net amount invested). Any money in the Income and Principal Accounts other than money required to redeem tendered Units will be added to the Public Offering Price. The sales charge is reduced on a graduated scale for sales involving at least 2,500 Units (see ``Public Offering of Units--Volume Discount''). The minimum purchase is 100 Units except the minimum purchase is 25 Units in the case of Individual Retirement Accounts, Keogh Plans and other tax-deferred retirement plans.

Secondary Market

    The Sponsor, although not obligated to do so, presently intends to maintain a secondary market to repurchase the Units based on the aggregate bid side evaluation of the Treasury Obligations and the net asset value of the Fund Shares (excluding any sales charge on Fund Shares). If such market is not maintained, a Unit Holder will be able to dispose of his Units through redemption at prices based on the aggregate bid side evaluation of the Treasury Obligations and the net asset value of the Fund Shares (see ``Rights of Unit Holders--Redemption''). Market conditions may cause such prices to be greater or less than the amount paid for Units and may result in a loss to a Unit Holder upon the disposition of a Unit.

Special Considerations

    An investment in Units of the Trust should be made with an understanding of the risks entailed in an investment in (i) the stripped United States Treasury issued notes or bonds bearing no current interest and (ii) a mutual fund which invests in equity securities. The Trust's objectives are to attempt to obtain safety of capital through investment in the stripped United States Treasury issued notes or bonds paying no current interest and to attempt to provide for capital appreciation through an investment in Fund Shares. The Trust is ``concentrated'' in Fund Shares so investors should be aware that the potential for capital appreciation is directly related to the investment performance of the Fund itself. Additionally, changes in the price of the Treasury Obligations and changes in the net asset value of the Fund Shares will affect the price of the Trust's Units.

    California Investors Only--Sales to individuals in California are restricted to persons who have (i) annual income of at least $30,000 and a net worth of at least $30,000, exclusive of home, home furnishings and automobiles or (ii) net worth of at least $75,000, exclusive of home, home furnishings and automobiles.

                               Portfolio Summary

                                      GSET

    $35,000,000 face amount of Treasury Obligations maturing on November 15, 2002 and 1,232,361 Fund Shares were contained in the Trust on February 29, 1996. The Treasury Obligations and the Fund Shares represented 44.5% and 55.5%, respectively, of the total of the aggregate bid side evaluation of Treasury Obligations in the Trust and the aggregate value of the Fund Shares on February 29, 1996.

                        SUMMARY OF ESSENTIAL INFORMATION

                  GOVERNMENT SECURITIES EQUITY TRUST SERIES 3
                            As of February 29, 1996

AGGREGATE MATURITY VALUE OF TREASURY OBLIGATIONS...........................................   $35,000,000.00
AGGREGATE NUMBER OF FUND SHARES............................................................        1,232,361
NUMBER OF UNITS............................................................................        3,510,000
FRACTIONAL UNDIVIDED INTEREST IN THE TRUST REPRESENTED BY EACH UNIT........................    1/3,510,000th
PUBLIC OFFERING PRICE
  Aggregate bid side evaluation of Treasury Obligations in the Trust.......................   $23,550,100.00
  Aggregate value of Fund Shares(D)(D).....................................................    29,354,839.02
  Aggregate cash value.....................................................................        66,784.57
                                                                                              --------------
       Total...............................................................................   $52,971,723.59
                                                                                              --------------
                                                                                              --------------
  Divided by 3,510,000 Units...............................................................   $        15.09
  Plus sales charge of 5.25% of Public Offering Price (5.541% of net amount invested)*.....              .84
                                                                                              --------------
  Public Offering Price per Unit(D)(D)(D)..................................................   $        15.93
                                                                                              --------------
                                                                                              --------------
REDEMPTION AND SPONSOR'S REPURCHASE PRICE PER UNIT (based on bid side evaluation of underlying Treasury Obligations and net asset value of the Fund Shares, $.84 less than
  Public Offering Price per Unit)(D)(D)....................................................   $        15.09
QUARTERLY RECORD DATES: January 1, April 1, July 1, October 1.
QUARTERLY DISTRIBUTION DATES: January 15, April 15, July 15, October 15.
TRUSTEE'S ANNUAL FEE (including estimated expenses and Evaluator's fee) $1.26 per 100 Units outstanding.
EVALUATOR'S FEE FOR EACH EVALUATION OF TREASURY OBLIGATIONS: $5.00 PER DAY
EVALUATION TIME: 4:15 P.M. New York time
MANDATORY TERMINATION DATE: December 1, 2002
MINIMUM VALUE OF TRUST: The Trust may be terminated if the value of the Trust assets at any time is less than $34,000,000
DATE OF DEPOSIT: December 17, 1991(D)

------------
        (D)The Date of Deposit is the date on which the Trust Indenture and Agreement was signed and the initial deposit of Securities with the Trustee was made.

     (D)(D)Calculated by multiplying aggregate number of Fund Shares by the current net asset value per share (excluding any sales load on the Fund Shares).

  (D)(D)(D)This Public Offering Price is computed as of February 29, 1996 and may vary from the Public Offering Price on the date of this Prospectus or any subsequent date.

          *Certain transactions are entitled to a reduced sales charge. (See ``Public Offering of Units--Volume Discount''.)

<AUDIT-REPORT>

                        INDEPENDENT AUDITORS' REPORT

THE UNIT HOLDERS, SPONSOR AND TRUSTEE
GOVERNMENT SECURITIES EQUITY TRUST SERIES 3

We have audited the statement of financial condition and schedule of portfolio securities of the Government Securities Equity Trust Series 3 as of November 30, 1995, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Trustee (see Footnote
(a)(1)). Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of November 30, 1995 as shown in the statement of financial condition and schedule of portfolio securities by correspondence with The Chase Manhattan Bank, N.A. (formerly United States Trust Company), the Trustee. An audit also includes assessing the accounting principles used and the significant estimates made by the Trustee, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Government Securities Equity Trust Series 3 as of November 30, 1995, and the results of its operations and the changes in its net assets for each of the three years in the period then ended in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Deloitte & Touche LLP

February 20, 1996
New York, New York

</AUDIT-REPORT>
                                    A-1

                             STATEMENT OF FINANCIAL CONDITION

                       GOVERNMENT SECURITIES EQUITY TRUST SERIES 3

                                    November 30, 1995

                                      TRUST PROPERTY

Investments in securities at market value (amortized cost
  $38,124,806 including accreted interest of $5,533,879)
  (Note (a) and Schedule of Portfolio Securities Notes (4)
  and (5))                                                                 $54,861,451

Receivable for investments sold                                                150,989

Other receivable                                                                12,493

Cash                                                                            37,572

           Total                                                            55,062,505

                                 LIABILITY AND NET ASSETS

Less Liability:

   Payable to Unit Holders                                                     151,100


Net assets:

   Balance applicable to 3,610,000 Units of fractional undivided interest issued and outstanding (Note (c)):

      Capital plus unrealized market appreciation
        of $16,736,645                                        $54,861,451

      Undistributed principal and net investment
        income (Note (b))                                          49,954

           Net assets                                                      $54,911,405

Net asset value per Unit ($54,911,405 divided by 3,610,000
   Units)                                                                   $  15.2109

                            See notes to financial statements

                                 STATEMENTS OF OPERATIONS

                       GOVERNMENT SECURITIES EQUITY TRUST SERIES 3

                                                   For the years ended November 30,
                                                   1995          1994          1993
Investment income:
   Interest                                    $ 1,654,478     $1,829,944   $2,363,563

   Other income                                     69,652         83,591      102,516

                                                 1,724,130      1,913,535    2,466,079
Less Expenses:

   Trust fees and expenses                          43,188         47,848       60,213

           Total expenses                           43,188         47,848       60,213

           Investment income - net               1,680,942      1,865,687    2,405,866

Net gain (loss) on investments:

   Realized gain on securities sold
     or redeemed                                 1,785,412      2,479,473    5,008,443

   Capital gain distributions                      757,674           -            -

   Net unrealized market appreciation
     (depreciation)                             10,818,656     (5,329,349)   5,535,395

           Net gain (loss) on investments       13,361,742     (2,849,876)  10,543,838

Net increase (decrease) in net assets
  resulting from operations                    $15,042,684     $ (984,189) $12,949,704

                            See notes to financial statements

                           STATEMENTS OF CHANGES IN NET ASSETS

                       GOVERNMENT SECURITIES EQUITY TRUST SERIES 3

                                                  For the years ended November 30,
                                                 1995           1994           1993

Operations:

   Investment income - net                    $ 1,680,942    $ 1,865,687    $2,405,866

   Realized gain on securities sold
     or redeemed                                1,785,412      2,479,473     5,008,443

   Capital gain distributions                     757,674           -            -

   Net unrealized market appreciation
     (depreciation)                            10,818,656     (5,329,349)    5,535,395

           Net increase (decrease) in net
             assets resulting from opera-
             tions                             15,042,684       (984,189)   12,949,704

Less Distribution to Unit Holders:

   Principal                                     (765,440)           -             -

   Investment Income - Net                        (55,328)           -             -

                                                 (820,768)           -             -
Capital Share Transactions:

   Redemption of 560,000 Units,
     1,010,000 Units and
     2,470,000 Units, respectively             (7,372,239)    (11,944,364)  (27,321,815)

   Accrued interest on redemption                  (3,161)        (11,136)      (24,085)

           Total capital share
             transactions                      (7,375,400)    (11,955,500)  (27,345,900)

Net increase (decrease) in net assets           6,846,516     (12,939,689)  (14,396,196)

Net assets:

   Beginning of year                           48,064,889      61,004,578    75,400,774

   End of year (including undistributed
     principal and net investment income
     of $49,954, $86,141 and $76,366,
     respectively)                            $54,911,405     $48,064,889   $61,004,578

                            See notes to financial statements

                       NOTES TO FINANCIAL STATEMENTS

                GOVERNMENT SECURITIES EQUITY TRUST SERIES 3

                             November 30, 1995

(a) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The Trust is registered under the Investment Company Act of 1940 as a Unit Investment Trust. The following is a summary of the significant accounting policies of the Trust:

(1) Basis of Presentation

    The Trustee has custody of and responsibility for all accounting and financial books, records, financial statements and related data of the Trust and is responsible for establishing and maintaining a system of internal controls directly related to, and designed to provide reasonable assurance as to the integrity and reliability of, financial reporting of the Trust. The Trustee is also responsible for all estimates and accruals reflected in the Trust's financial statements. The Evaluator determines the price for each underlying Security included in the Trust's Schedule of Portfolio Securities on the basis set forth in Part B of this Prospectus, "Public Offering of Units - Public Offering Price". Under the Securities Act of 1933 ("the Act"), as amended, the Sponsor is deemed to be an issuer of the Trust Units. As such, the Sponsor has the responsibility of an issuer under the Act with respect to financial statements of the Trust included in the Registration Statement under the Act and amendments thereto.

(2) Investments

    Investments are stated at market value as determined by the Evaluator based on the bid side evaluations of the Zero Coupon Treasury Obligations, and by calculations based on the net asset value per share of the Fund, on the last day of trading during the period. The value on the date of initial deposit (December 17, 1991) represents the cost of investments to the Trust based on the offering side evaluations and the net asset value per share, of the Treasury Obligations and Fund Shares, respectively, as of the close of business on the date of initial deposit. The cost of investments purchased subsequent to the date of initial deposit is based on the offering side evaluations and the net asset value per share, respectively, at the date of purchase. The difference between the initial cost and face amount of the Treasury Obligations at the date of purchase is being amortized over the period to its maturity date using the interest method.

(3) Income Taxes

    As a Unit Investment Trust, the Trust is organized as a Grantor Trust and is not an association taxable as a corporation for Federal income tax purposes; accordingly, no provision is required for such taxes.

(4) Expenses

    The Trust pays an annual Trustee's fee, estimated expenses, Evaluator's fees, and an annual Sponsor's portfolio supervision fee, and may incur additional charges as explained under "Expenses and Charges - Fees" and "- Other Charges" in this Prospectus.

                       NOTES TO FINANCIAL STATEMENTS

                GOVERNMENT SECURITIES EQUITY TRUST SERIES 3

                             November 30, 1995

(b) DISTRIBUTIONS

    Distributions from the income and principal accounts, if any, received by the Trust are made to Unit Holders on a quarterly basis and distributions of any net capital gains received in respect of Fund
Shares will be made at least annually to Unit Holders of record.
Income from the amortization of original issue discount on the Zero
Coupon Treasury Obligations will not be distributed on a current basis. Upon termination of the Trust, the Trustee will distribute, upon surrender of Units for cancellation, to each Unit Holder his pro rata share of the Trust's assets, less expenses, in the manner set forth under "Amendment and Termination of the Trust - Termination" herein.

(c) ORIGINAL COST TO INVESTORS


    A reconciliation of the cost of Units to investors to the net amount applicable to investors as of November 30, 1995 follows:

       Original cost to investors                               $78,115,754
       Less:  Gross underwriting commissions (sales charge)      (3,896,510)
       Net cost to investors                                     74,219,244
       Cost of securities sold or redeemed                      (44,745,518)
       Unrealized market appreciation                            16,736,645
       Accumulated interest accretion                             8,651,080
       Net amount applicable to investors                       $54,861,451

(d) OTHER INFORMATION

    Selected data for a Unit of the Trust during each year:

                                   For the years ended November 30,
                                  1995           1994           1993
       Principal distributions
         during year            $  .1840       $    -        $    -

       Net investment income
         distributions during
         year                   $  .0133       $    -        $    -

       Net asset value at end
         of year                $15.2109       $11.5264      $11.7769

       Trust Units outstanding
         at end of year        3,610,000      4,170,000     5,180,000

                                        A-6

                                   SCHEDULE OF PORTFOLIO SECURITIES

                             GOVERNMENT SECURITIES EQUITY TRUST SERIES 3

                                          November 30, 1995


Port-
folio       Name of Issuer/Title of                    Face Amount/         Market
 No.         Portfolio Security <F1>                 Number of Shares     Value<F4><F5>
   1.   Stripped United States Treasury
        Obligations Maturing on 11/15/02 <F2>          $36,100,000      $24,467,497

   2.   Shares of AIM Constellation Fund
        Retail Class ($23.98 per Fund Share) <F3>        1,267,471       30,393,954
                                                                        $54,861,451

                      See notes to schedule of portfolio securities

               NOTES TO SCHEDULE OF PORTFOLIO SECURITIES

              GOVERNMENT SECURITIES EQUITY TRUST SERIES 3

                           November 30, 1995

<F1>  None of the Securities are redeemable by operation of optional call provisions.

<F2>  The Zero Coupon Treasury Obligations have been purchased at a discount from their par value because there is no stated interest income thereon (such Securities are often referred to as zero coupon Securities). Over the life of the Treasury Obligations such discount accrues and upon maturity thereof the Holders will receive 100% of the Treasury Obligation maturity amount thereof.

<F3>  The Fund's investment advisor is AIM Advisors, Inc. and the Fund's sub-advisor is AIM Capital Management, Inc.

<F4>  The market value of the Treasury Obligations as of November 30,
1995 was determined by the Evaluator on the basis of bid side evaluations for the Securities at such date. The market value of the Fund Shares was calculated by multiplying the aggregate number of shares by the current net asset value per share as of the same date.

<F5>  At November 30, 1995, the unrealized market appreciation of
Securities was comprised of the following:

       Gross unrealized market appreciation             $16,736,645
       Gross unrealized market depreciation                    -
       Unrealized market appreciation                   $16,736,645

    The amortized cost of the Securities for Federal income tax purposes was $38,124,806 at November 30, 1995.

                       GOVERNMENT SECURITIES EQUITY TRUST
                                    SERIES 3

                            ------------------------

                                   THE TRUST

    The Government Securities Equity Trust Series 3 (the ``Trust'' or ``GSET'' as the context requires) was created under the laws of the State of New York, pursuant to a Trust Indenture and Agreement and a related Reference Trust Agreement dated the Date of Deposit (collectively, the ``Indenture'')* among Prudential Securities Incorporated (the ``Sponsor''), United States Trust Company of New York (the ``Trustee'') and Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc. (the ``Evaluator''). The Sponsor, Prudential Securities Incorporated, is a wholly-owned, indirect subsidiary of The Prudential Insurance Company of America.

    The objectives of the Trust are to attempt to obtain safety of capital through investment in stripped United States Treasury issued notes or bonds paying no current interest (the ``Treasury Obligations'') and to attempt to provide for capital appreciation through investment in shares of the Retail Class (the ``Fund Shares'') of AIM Constellation Fund (the ``Fund''), one portfolio in a series comprising AIM Equity Funds, Inc., an open-end, series, management investment company. The Fund invests primarily in common stocks of medium-sized and smaller emerging U.S. growth companies (the Treasury Obligations and Fund Shares hereinafter, collectively, referred to as ``Securities''). There is of course no guarantee that the Trust's objectives will be achieved.

Trust Information

    On the Date of Deposit, the Sponsor deposited with the Trustee the underlying Securities or confirmations of contracts for the purchase of such Securities at prices equal to the evaluation of the Treasury Obligations on the offering side of the market on the Date of Deposit as determined by the Evaluator and the net asset value of the Fund Shares (see ``Schedule of Portfolio Securities,'' herein). The Trust was created simultaneously with the deposit of the Securities with the Trustee and the execution of the Indenture. The Trustee then immediately delivered to the Sponsor certificates of beneficial interest (the ``Certificates'') representing the units (the ``Units'') comprising the entire ownership of the Trust. Through this Prospectus, the Sponsor is offering the Units for sale to the Public. The holders of Units (the ``Unit Holder'' or ``Unit Holders'' as the context requires) will have the right to have their Units redeemed at a price based on the aggregate bid side evaluation of the Treasury Obligations as determined by the Evaluator and the net asset value of the Fund Shares (the ``Redemption Price''), if the Units cannot be sold in the secondary market which the Sponsor, although not obligated to, presently intends to maintain. The Trust has a mandatory termination date set forth under ``Summary of Essential Information,'' but may be terminated prior thereto upon the occurrence of certain events (see ``Amendment and Termination of the Indenture--Termination''), including a reduction in the value of the Trust below the value set forth under ``Summary of Essential Information.''

    On a recent date, each Unit represented the fractional undivided interest in the Securities and net income of the Trust set forth under ``Summary of Essential Information.'' The Trust Portfolio has been structured so that a Unit Holder will receive, at the Mandatory Termination Date of the Trust, an amount per Unit at least equal to $10.00 even if the value of the Fund Shares were to decline to zero, although the Unit Holder would forego any earnings on amounts invested. Of course, whether or not a Unit Holder makes a profit or suffers a loss depends on whether his purchase price was less than or exceeded $10.00 per Unit. A Unit Holder selling his Units prior to the Mandatory Termination Date may suffer a loss to the extent the sale price of his Units is less than the purchase price. Because certain of the Securities from time to time may be sold under circumstances described herein and because additional Securities may be deposited into the Trust from time to time, the Trust is not expected to retain its present size and composition. If any Units are redeemed by the Trustee, the number of Securities in the Trust will be reduced by an amount allocable to redeemed Units and the fractional undivided interest in such Trust represented by each unredeemed Unit will be increased. Units will remain outstanding until redeemed upon tender to the Trustee by any Unit Holder (which may include the Sponsor) or until the termination of the Trust pursuant to the Indenture.

------------
    * Reference is hereby made to said Indenture and any statements contained herein are qualified in their entirety by the provisions of said Indenture.

Securities Selection

    In selecting Treasury Obligations for deposit in the Trust, the following factors, among others, were considered by the Sponsor: (i) the prices and yields of such securities and (ii) the maturities of such securities. In selecting the Fund Shares for deposit in the Trust, the following factors, among others, were considered by the Sponsor: (i) the historical performance of the Fund and (ii) the nature of the underlying Fund portfolio.

    On a recent date the Trust consisted of such of the Securities listed under ``Schedule of Portfolio Securities'' and undistributed cash receipts from the Fund and proceeds realized from the disposition of Securities.

Stripped U.S. Treasury Obligations

    The Treasury Obligations in the portfolio consist of United States Treasury Obligations which have been stripped by the United States Treasury of their unmatured interest coupons or such stripped coupons or receipts or certificates evidencing such obligations or coupons. The obligor with respect to the Treasury Obligations is the United States Government. Such Treasury Obligations may include certificates that represent rights to receive the payments that comprise a U.S. Government bond.

    U.S. Treasury bonds evidence the right to receive a fixed payment at a future date from the U.S. Government, and are backed by the full faith and credit of the U.S. Government. The Treasury Obligations can be purchased at a deep discount because the buyer receives only the right to receive one fixed payment at a specific date in the future and does not receive any periodic interest payments. The effect of owning deep discount obligations which do not make current interest payments is that a fixed yield is earned not only on the original investment but also, in effect, on all discount earned during the life of the discount obligation. This implicit reinvestment of earnings at the same rate eliminates the risk of being unable to reinvest the income on such obligations at a rate as high as the implicit yield on the discount obligation, but at the same time eliminates the holder's ability to reinvest at higher rates in the future. For this reason, the Treasury Obligations are subject to substantially greater price fluctuations during periods of changing market interest rates than are securities of comparable quality which pay interest on a current basis. Investors should be aware that income in respect of the accrual of original issue discount on the Treasury Obligations, although not distributed on a current basis, will be subject to income tax on a current basis at ordinary income tax rates (see ``Tax Status of the Trust'').

    The following disclosure concerning AIM Constellation Fund, AIM Equity Funds, Inc. and its affiliates has been provided by AIM Equity Funds, Inc. While the Sponsor has not independently verified this information, it has no reason to believe that such information is not correct in all material respects. No representation is made herein as to the accuracy or adequacy of such information.

AIM Constellation Fund

    The portfolio also contains Shares of the Retail Class (the ``Fund Shares'') of AIM Constellation Fund (the ``Fund'') (formerly The Constellation Growth Fund, Inc.). AIM Constellation Fund is one of six funds, or investment portfolios, comprising AIM Equity Funds, Inc. (``AIM'') which is an open-end, series, management investment company (commonly known as a mutual fund) organized as a Maryland series corporation in 1988. On March 11, 1996, the net assets of the Fund were $8,618,775,689. The Fund's investment objective is to seek to provide capital appreciation principally through investment in common stocks of medium-sized and smaller emerging growth companies. Any income received from securities held by the Fund will be incidental. It is anticipated that common stocks will be the principal form of investment by the Fund. Management of the Fund is particularly interested in investing in companies that are likely to benefit from new or innovative products, services or processes that should enhance such companies' prospects for future growth in earnings. As a result of this policy, the market prices of many of the securities purchased and held by the Fund may fluctuate widely. The Fund may also seek to meet its investment objectives through investment in special situations by engaging in the writing of covered call option contracts. The Fund may, but does not currently intend to, borrow money for investment purposes. The Fund has retained an Investment Advisor, AIM Advisors, Inc. (``AIM Advisors''), pursuant to an investment advisory agreement dated October 18, 1993, whose responsibility it is to supervise all aspects of the Fund's operation and provide investment advisory services to the Fund. AIM Capital Management, Inc. (``AIM Capital''), a wholly-owned subsidiary of AIM Advisors, serves as sub-advisor to the Fund pursuant to a sub-advisory agreement dated October 18, 1993. State Street Bank and Trust Company is the custodian of the Fund's assets. AIM Fund Services, Inc., a wholly-owned subsidiary of AIM Advisors, serves as the Fund's transfer agent and dividend paying agent. The Fund's prospectus is available upon request.

General Information Regarding the Fund

    The Fund has qualified and intends to continue to qualify for treatment as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund qualifies for this treatment, it is not subject to Federal income taxes on net investment income and capital gains that are distributed to shareholders. The Fund, for purposes of determining taxable income, distribution requirements and other requirements of Subchapter M, is treated as a separate corporation. The Fund's current policy is to pay dividends from net investment income, if any, and to make distributions of realized capital gains before the end of each calendar year. Any dividend or distribution by the Fund has the effect of reducing the net asset value per share on the ex-dividend date by the amount of the dividend or distribution (see ``Net Asset Value of the Fund Shares'').

    The following table shows per share income and capital changes for the periods indicated for a share of capital stock outstanding (``per share information'') of the Fund.

Financial Highlights
  Shown below are the condensed financial highlights for a share of the Retail Class outstanding during each of the years in the seven-year period ended October 31, 1995, the ten months ended October 31, 1988, and each of the years in the two-year period ended December 31, 1987(a).

                                                                                  October 31,
                                                   --------------------------------------------------------------------------
                                                      1995              1994           1993           1992           1991
                                                   -----------       -----------    -----------    -----------    -----------
Net asset value, beginning of period............   $     18.31       $     17.04    $     13.25     $    11.72     $     6.59
                                                   -----------       -----------    -----------    -----------    -----------
Income from investment operations:
  Net investment income (loss)..................         (0.05)            (0.02)         (0.04)         (0.04)         (0.03)
  Net gains (losses) on securities (both
    realized and unrealized)....................          5.95              1.29           3.83           1.76           5.16
                                                   -----------       -----------    -----------    -----------    -----------
    Total from investment operations............          5.90              1.27           3.79           1.72           5.13
                                                   -----------       -----------    -----------    -----------    -----------
Less distributions:
  Dividends from net investment income..........            --                --             --             --             --
  Distributions from capital gains..............         (0.52)               --             --          (0.19)            --
                                                   -----------       -----------    -----------    -----------    -----------
    Total distributions.........................         (0.52)               --             --          (0.19)            --
                                                   -----------       -----------    -----------    -----------    -----------
  Net asset value, end of period................   $     23.69       $     18.31    $     17.04     $    13.25     $    11.72
                                                   -----------       -----------    -----------    -----------    -----------
                                                   -----------       -----------    -----------    -----------    -----------
Total return(c).................................         33.43%             7.45%         28.60%         14.82%         77.85%
                                                   -----------       -----------    -----------    -----------    -----------
                                                   -----------       -----------    -----------    -----------    -----------
Ratios/supplemental data:
  Net assets, end of period (000s omitted)......   $ 7,000,350       $ 3,726,029    $ 2,756,497     $  966,472     $  342,835
                                                   -----------       -----------    -----------    -----------    -----------
                                                   -----------       -----------    -----------    -----------    -----------
  Ratio of expenses to average net assets.......           1.2%(d)           1.2%           1.2%          1. 2%           1.4%
                                                   -----------       -----------    -----------    -----------    -----------
                                                   -----------       -----------    -----------    -----------    -----------
  Ratio of net investment income (loss) to
    average net assets..........................          (0.3)%(d)         (0.2)%         (0.3)%         (0.4)%         (0.4)%
                                                   -----------       -----------    -----------    -----------    -----------
                                                   -----------       -----------    -----------    -----------    -----------
Portfolio turnover rate.........................            45%               79%            70%            62%           109%
                                                   -----------       -----------    -----------    -----------    -----------
                                                   -----------       -----------    -----------    -----------    -----------
Borrowings for the period:
  Amount of debt outstanding at end of period
    (000s omitted)..............................            --                --             --             --             --
  Average amount of debt outstanding during the
    period(f)...................................            --                --             --             --             --
  Average number of shares outstanding during
    the period (000s omitted) (f)...............       244,731           182,897        124,101         55,902         21,205
  Average amount of debt per share during the
    period......................................            --                --             --             --             --


Financial Highlights
  Shown below are the condensed financial highli the seven-year period ended October 31, 1995, the period ended December 31, 1987(a).

                                                                                                             December 31,
                                                                                                   -----------------------------

                                                     1990             1989           1988(b)            1987(a)          1986(b)
                                                  -----------    --------------    -----------       --------------    -----------

Net asset value, beginning of period............  $      9.40      $       7.34    $      6.35         $      10.58    $     10.90

                                                  -----------    --------------    -----------       --------------    -----------

Income from investment operations:
  Net investment income (loss)..................        (0.03)             0.01          (0.03)               (0.05)        (0.07)

  Net gains (losses) on securities (both
    realized and unrealized)....................        (1.23)             2.46           1.02                 0.36           3.13

                                                  -----------    --------------    -----------       --------------    -----------

    Total from investment operations............        (1.26)             2.47           0.99                 0.31           3.06

                                                  -----------    --------------    -----------       --------------    -----------

Less distributions:
  Dividends from net investment income..........        (0.01)               --             --                   --             --

  Distributions from capital gains..............        (1.54)            (0.41)            --                (4.54)        (3.38)

                                                  -----------    --------------    -----------       --------------    -----------

    Total distributions.........................        (1.55)            (0.41)            --                (4.54)        (3.38)

                                                  -----------    --------------    -----------       --------------    -----------

  Net asset value, end of period................  $      6.59      $       9.40    $      7.34         $       6.35    $     10.58

                                                  -----------    --------------    -----------       --------------    -----------
                                                  -----------    --------------    -----------       --------------    -----------

Total return(c).................................        16.17%            35.50%         15.59%                2.85%        28.56%

                                                  -----------    --------------    -----------       --------------    -----------
                                                  -----------    --------------    -----------       --------------    -----------
Ratios/supplemental data:
  Net assets, end of period (000s omitted)......  $    83,304      $     74,731    $    78,272         $     71,418    $    78,885

                                                  -----------    --------------    -----------       --------------    -----------
                                                  -----------    --------------    -----------       --------------    -----------

  Ratio of expenses to average net assets.......          1.4%              1.4%           1.3%(e)              1.1%          1.1%

                                                  -----------    --------------    -----------       --------------    -----------
                                                  -----------    --------------    -----------       --------------    -----------
   Ratio of net investment income (loss) to
    average net assets..........................         (0.4)%             0.1%          (0.6)%(e)            (0.4)%        (0.5)%

                                                  -----------    --------------    -----------       --------------    -----------
                                                  -----------    --------------    -----------       --------------    -----------

Portfolio turnover rate.........................          192%              149%           131%                 135%          107%

                                                  -----------    --------------    -----------       --------------    -----------
                                                  -----------    --------------    -----------       --------------    -----------
Borrowings for the period:
  Amount of debt outstanding at end of period
    (000s omitted)..............................           --      $      9,610    $     5,266         $        109    $     3,740

  Average amount of debt outstanding during the
    period(f)...................................  $ 2,344,356      $  2,608,721    $ 2,147,733         $  2,365,545    $ 3,187,597

  Average number of shares outstanding during
    the period (000s omitted) (f)...............       11,397            10,050         10,845                9,668          8,519

  Average amount of debt per share during the
    period......................................  $      0.21      $       0.26    $      0.20         $       0.24    $      0.37

------------
(a) Per share information has been restated to reflect a 2 for 1 stock split, effected in the form of a dividend, on June 19, 1987.
(b) The Fund changed investment advisors on September 30, 1988 and May 1, 1986.
(c) Does not deduct sales charges and for periods less than one year, total returns are not annualized.
(d) Ratios are based on average net assets of $4,968,568,278.
(e) Annualized.
(f) Averages computed on a daily basis.

Investment Strategies and Restrictions

Strategies

    In pursuit of its objectives and policies, the Fund may employ one or more of the following strategies in order to enhance investment results:

    Repurchase Agreements. The Fund may enter into repurchase agreements. A repurchase agreement is an instrument under which the Fund acquires ownership of a debt security and the seller agrees, at the time of the sale, to repurchase the obligation at a mutually agreed upon time and price, thereby determining the yield during the Fund's holding period. With regard to repurchase transactions, in the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including: (a) a possible decline in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing its rights.

    Stock Index Futures Contracts. The Fund may purchase and sell stock index futures contracts in order to hedge the value of the portfolio against changes in market conditions. A stock index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. The Fund will only enter into domestic stock index futures. No physical delivery of the underlying stocks in the index is made. Generally, the Fund may elect to close a position in a futures contract by taking an opposite position which will operate to terminate the Fund's position in the futures contract. The Fund may purchase or sell futures contracts if, immediately thereafter, the sum of the amount of margin deposits and premiums on open positions with respect to futures contracts would not exceed 5% of the market value of the Fund's total assets.

    There are risks associated with the use of stock index futures contracts. During certain market conditions, purchases and sales of futures contracts may not completely offset a decline or rise in the value of the Fund's portfolio. In the futures markets, it may not always be possible to execute a buy or sell order at the desired price, or to close out an open position due to market conditions, limits on open positions and/or daily price fluctuations. Changes in the market value of the Fund's portfolio may differ substantially from the changes anticipated by the Fund when hedged positions were established, and unanticipated price movements in a futures contract may result in a loss substantially greater than the Fund's initial investment in such contract. Successful use of futures contracts is dependent upon AIM's ability to predict correctly movements in the direction of the applicable markets. No assurance can be given that AIM's judgment in this respect will be correct.

    Writing Covered Call Option Contracts. The Fund may write (sell) covered call options. The purpose of such transactions is to hedge against changes in the market value of the Fund's portfolio securities caused by fluctuating interest rates, fluctuating currency exchange rates and changing market conditions, and to close out or offset existing positions in such options or futures contracts as described below. The Fund will not engage in such transactions for speculative purposes.

    The Fund may write (sell) call options, but only if such options are covered and remain covered as long as the Fund is obligated as a writer of the option (seller). A call option is ``covered'' if the Fund owns the underlying security covered by the call. If a ``covered'' call option expires unexercised, the writer realizes a gain in the amount of the premium received. If the covered call option is exercised, the writer realizes either a gain or loss from the sale or purchase of the underlying security with the proceeds to the writer being increased by the amount of the premium. Prior to its expiration, a call option may be closed out by means of a purchase of an identical option. Any gain or loss from such transaction will depend on whether the amount paid is more or less than the premium received for the option plus related transaction costs.

    Options are subject to certain risks, including the risk of imperfect correlation between the option and the Fund's other investments and the risk that there might not be a liquid secondary market for the option when the Fund seeks to hedge against adverse market movements. In general, options whose strike prices are close to their underlying securities' current values will have the highest trading value, while options whose strike prices are further away may be less liquid. The liquidity of options may also be affected if options exchanges impose trading halts, particularly when markets are volatile.

    The investment policies of the Fund permit the writing of call options on securities comprising no more than 25% of the value of the Fund's net assets. The Fund's policies with respect to the writing of call options may be changed by AIM's Board of Directors, without shareholder approval.

    Illiquid Securities. The Fund will not invest more than 15% of its net assets in illiquid securities, including repurchase agreements with maturities in excess of seven days.

    Rule 144A Securities. The Fund may invest in securities that are subject to restrictions on resale because they have not been registered under the Securities Act of 1933 (the ``1933 Act''). These securities are sometimes referred to as private placements. Although securities which may be resold only to ``qualified institutional buyers'' in accordance with the provisions of Rule 144A under the 1933 Act are unregistered securities, the Fund may purchase Rule 144A securities without regard to the limitation on investments in illiquid securities described under ``Illiquid Securities,'' provided that a determination is made that such securities have a readily available trading market. AIM Advisors will determine the liquidity of Rule 144A securities under the supervision of AIM's Board of Directors. The liquidity of Rule 144A securities will be monitored by AIM Advisors and, if as a result of changed conditions, it is determined that a Rule 144A security is no longer liquid, the Fund's holdings of illiquid securities will be reviewed to determine what, if any, action is required to assure that the Fund does not exceed its applicable percentage limitation for investments in illiquid securities.

    Foreign Securities. To the extent consistent with its investment objective, the Fund may invest in foreign securities. It is not anticipated that such foreign securities, which may be payable in foreign currencies and traded abroad, will constitute more than 20% of the value of the Fund's total assets. For purposes of computing such limitation on investments, American Depository Receipts, European Depository Receipts and other securities representing underlying securities of foreign issuers are treated as foreign securities. To the extent the Fund invests in securities denominated in foreign currencies, the Fund bears the risk of changes in the exchange rates between U.S. currency and the foreign currency, as well as the availability and status of foreign securities markets. These securities will be marketable equity securities (including common and preferred stock, depositary receipts for stock and fixed income or equity securities exchangeable for or convertible into stock) of foreign companies which, with their predecessors, have been in continuous operation for three years or more and which generally are listed on a recognized foreign securities exchange or traded in a foreign over-the-counter market. The Fund may also invest in foreign securities listed on recognized U.S. securities exchanges or traded in the U.S. over-the-counter market. Such foreign securities may be issued by foreign companies located in developing countries in various regions of the world. A ``developing country'' is a country in the initial stages of its industrial cycle. As compared to investment in the securities markets of developed countries, investment in the securities markets of developing countries involves exposure to markets that may have substantially less trading volume and greater price volatility, economic structures that are less diverse and mature, and political systems that may be less stable. For a discussion of the risks pertaining to investments in foreign obligations, see ``Risk Factors Regarding Foreign Securities'' below.

    Risk Factors Regarding Foreign Securities. Investments by the Fund in foreign securities, whether denominated in U.S. currencies or foreign currencies, may entail all of the risks set forth below. Investments by the Fund in ADRs, EDRs or similar securities also may entail some or all of the risks set forth below.

        Currency Risk. The value of the Fund's foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

        Political and Economic Risk. The economies of many of the countries in which the Fund may invest are not as developed as the United States economy and may be subject to significantly different forces. Political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Fund's investments.

        Regulatory Risk. Foreign companies are not registered with the SEC and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce dividend income payable to the Fund's shareholders.

        Market Risk. The securities markets in many of the countries in which the Fund invests will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

    Special Situations. Although the Fund does not currently intend to do so, it may invest in ``special situations.'' A special situation arises when, in the opinion of the Fund's management, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs and new management or management policies. Although large and well known companies may be involved, special situations more often involve comparatively small or

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
unseasoned companies. Investments in unseasoned companies and special situations often involve must greater risk than is inherent in ordinary investment securities. The Fund will not, however, purchase securities of any company with a record of less than three years' continuous operation (including that of predecessors) if such purchase would cause the Fund's investment in all such companies, taken at cost, to exceed 5% of the value of the Fund's total assets.

    Short Sales. Although the Fund does not currently intend to do so, it may enter into short sales transactions. The Fund will not make short sales of securities nor maintain a short position unless at all times when a short position is open, the Fund owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short. This is a technique known as selling short ``against the box.'' Such short sales will be used by the Fund for the purpose of deferring recognition of gain or loss for federal income tax purposes. In no event may more than 10% of the value of the Fund's net assets be deposited or pledged as collateral for such sales at any time.

    Portfolio Turnover. Any particular security will be sold, and the proceeds reinvested, whenever such action is deemed prudent from the viewpoint of the Fund's investment objectives, regardless of the holding period of that security. The Fund's historical portfolio turnover rates are included in the Financial Highlights table for the Fund above. A higher rate of portfolio turnover may result in higher transaction costs, including brokerage commissions. Also, to the extent that higher portfolio turnover results in a higher rate of net realized capital gains to the Fund, the portion of the Fund's distributions constituting taxable capital gains may increase.

    The investment objectives and policies stated above are not fundamental policies of the Fund and may be changed by the Board of Directors of AIM without shareholder approval. Shareholders will be notified before any material change in the investment policies stated above become effective.

Investment Restrictions

    The Fund has adopted a number of investment restrictions, including the following: The Fund may not:

         (a) invest for the purpose of exercising control over or management of any company;

         (b) engage in the underwriting of securities of other issuers;

         (c) invest more than 25% of the value of its total assets in securities of issuers all of which conduct principal business activities in the same industry;

         (d) purchase and sell real estate or commodities or commodity contracts;

         (e) make loans, except by the purchase of a portion of an issue of publicly distributed bonds, debentures or other obligations, provided that the Fund may lend its portfolio securities provided the value of such loaned securities does not exceed 33 1/3% of its total assets;

         (f) invest in securities of other investment companies; or

         (g) invest in interests in oil, gas or other mineral exploration or development programs.

    The foregoing restrictions are matters of fundamental policy and may not be changed without shareholder approval. In addition, the Fund treats as fundamental its policy concerning borrowing as described in the Fund Prospectus. In accordance with this policy, the Fund may borrow funds from a bank (including its custodian bank) to purchase or carry securities only if, immediately after such borrowing, the value of the Fund's assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings. For the purpose of determining this 300% asset coverage requirement, the Fund's liabilities will not include the amount borrowed but will include the market value, at the time of computation, of all securities borrowed by the Fund in connection with short sales. The amount of borrowing will also be limited by the applicable margin limitations imposed by the Federal Reserve Board. If at any time the value of the Fund's assets should fail to meet the 300% asset coverage requirement, the Fund will, within three days, reduce its borrowings to the extent necessary. The Fund may be required to eliminate partially or totally its outstanding borrowings at times when it may not be desirable for it to do so.

    The Board of Directors of AIM has also adopted the following limitations which are not matters of fundamental policy of the Fund and which may be changed without shareholder approval:

         (a) the Fund may not purchase or retain the securities of any issuer, if those officers and directors of the Company, its advisors or distributor owning individually more than 1/2 of 1% of the securities of such issuer, together own more than 5% of the securities of such issuer; or

         (b) the Fund may not purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of the Fund's net assets, and no more than 2% of such value may be warrants which are not listed on the New York or American Stock Exchanges.

    Except for the borrowing policy, if a percentage restriction is adhered to at the time of investment, a later change in the percentage of such investment held by the Fund resulting solely from changes in values or assets, will not be considered to be a violation of the restriction.

Additional Restrictions

    In order to permit the sale of the Fund's shares in certain states, the Fund may from time to time make commitments more restrictive than the restrictions described in the Fund's Statement of Additional Information. These restrictions are not matters of fundamental policy, and should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the states involved.

    In order to comply with an undertaking to the State of Texas, the Fund has agreed that the restriction on investments in ``oil, gas and other mineral exploration or development programs'' shall include mineral leases and any restriction on investments in ``real estate or other interests in real estate'' shall include real estate limited partnerships.

    Borrowing. The Fund may borrow money to a limited extent from banks (including the Fund's custodian bank) for temporary or emergency purposes as described below (see ``Investment Restrictions''). The Fund may borrow amounts to purchase or carry securities only if, immediately after such borrowing, the value of its assets, including the amount borrowed, less its liabilities, is equal to at least 300% of the amount borrowed, plus all outstanding borrowings.

    In addition to the ability to borrow money for temporary or emergency purposes, the Fund may, but has no current intention to, borrow money from banks to purchase or carry securities. The amount of such borrowings is limited by provisions of the Investment Company Act of 1940 (the ``1940 Act''). Any investment gains made by the Fund with the borrowed monies in excess of interest paid by the Fund will cause the net asset value of the Fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased with the proceeds of such borrowings fails to cover the interest paid on the money borrowed by the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case. This speculative factor is known as ``leveraging.''

    Lending of Fund Securities. The Fund may also lend its portfolio securities in amounts up to 33 1/3% of its total assets. Such loans could involve risks of delay in receiving additional collateral in the event the value of the collateral decreased below the value of the securities loaned or of delay in recovering the securities loaned or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by AIM Advisors to be of good standing and only when, in AIM Advisors' judgment, the income to be earned from the loans justifies the attendant risks.

Net Asset Value of the Fund Shares

    The net asset value per share (or share price) of Fund Shares is determined as of 4:00 P.M. Eastern Time on each ``business day,'' defined as any day the New York Stock Exchange (``NYSE'') is open for business. In the event the NYSE closes early (i.e., before 4:00 P.M. Easter Time) on a particular day, the net asset value of the Fund share will be determined as of the close of the NYSE on such day. For purposes of determining net asset value per share, futures and options contract closing prices which are available 15 minutes after the close of trading of the NYSE will generally be used. The net asset value per share is calculated by subtracting the Fund's liabilities from its assets, and dividing the result by the total number of Fund Shares outstanding.

    The determination of the Fund Shares' net asset value per share is made in accordance with generally accepted accounting principles. Among other items, the Fund's liabilities include accrued expenses and dividends payable, and its total assets include portfolio securities valued at their market value, as well as income accrued but not yet received. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of AIM's officers and in accordance with methods which are specifically authorized by the Board of Directors of AIM. Short-term obligations with maturities of 60 days or less are valued at amortized cost as reflecting fair value.

    Generally, trading in foreign securities, corporate bonds, U.S. Government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which the values of the securities are determined and the close of the NYSE which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors of AIM.

The Fund's Investment Advisor and Sub-Advisor

    Pursuant to a master investment advisory agreement (the ``Advisory Agreement''), dated October 18, 1993, AIM Advisors, Inc. (``AIM Advisors'') serves as the Fund's Investment Advisor. AIM Advisors was organized in 1976, and together with its affiliates, manages or advises 37 investment company portfolios (including the Fund). As of March 13, 1996, the total assets of the investment company portfolios managed or advised by AIM Advisors and its affiliates were approximately $46 billion.

    Under the terms of the Fund's Advisory Agreement, AIM Advisors supervises all aspects of the Fund's operations and provides investment advisory services to the Fund. AIM Advisors obtains and evaluates economic, statistical and financial information to formulate and implement investment programs for the Fund. AIM Advisors will not be liable to the Fund or its shareholders except in the case of AIM Advisors' willful misfeasance, bad faith, gross negligence or reckless disregard of duty; provided, however, that AIM Advisors may be liable for certain breaches of duty under the 1940 Act.

    AIM has entered into a master administrative services agreement (the ``Administrative Services Agreement'') effective as of October 18, 1993 with AIM Advisors, pursuant to which AIM Advisors has agreed to provide or arrange for the provision of certain accounting and other administrative services to the Fund, including the services of a principal financial officer of the Fund and related staff. As compensation to AIM Advisors for its services under the Administrative Services Agreement, the Fund reimburses AIM Advisors for expenses incurred by AIM Advisors or its affiliates in connection with such services.

    A I M Capital Management, Inc. (``AIM Capital''), a wholly-owned subsidiary of AIM Advisors, serves as sub-advisor to the Fund pursuant to a sub-advisory agreement between AIM Advisors and AIM Capital, dated October 18, 1993. Under the terms of the sub-advisory agreement, AIM Advisors has appointed AIM Capital to provide certain investment advisory services to the Fund, subject to overall supervision by AIM Advisors and AIM's Board of Directors.

    As compensation for its services AIM Advisors is paid an investment advisory fee at an annual rate of 1.0% of the first $30 million of the Fund's average daily net assets, plus 0.75% of the Fund's average daily net assets in excess of $30 million up to and including $150 million, plus 0.625% of the Fund's average daily net assets in excess of $150 million. The advisory fees paid by the Fund are at a higher rate than those paid by most other investment companies of varying sizes and investment objectives. For the fiscal year ended October 31, 1995, AIM Advisors received total fees from the Fund representing 0.62% of the Fund's average daily net assets. As compensation for its services, AIM Capital receives a fee from AIM Advisors equal to 50% of the fee received by AIM Advisors pursuant to the Advisory Agreement on behalf of the Fund. For the fiscal year ended October 31, 1995, AIM Advisors received reimbursement of administrative services costs from the Fund representing 0.003% of the Fund's average daily net assets.

    AIM Advisors may in its discretion from time to time agree to waive voluntarily all or any portion of its advisory fee and/or assume certain expenses of the Fund but will retain its ability to be reimbursed prior to the end of the fiscal year.

    On June 6, 1991, AIM Advisors initiated a voluntary reduction of advisory fees at net asset levels higher than those currently incorporated in the advisory fee schedule. Accordingly, AIM Advisors will be paid an investment advisory fee at an annual rate of 0.625% of the Fund's average daily net assets in excess of $350 million up to and including $2 billion plus 0.60% of the Fund's average daily net assets in excess of $2 billion up to and including $3 billion plus 0.575% of the Fund's average daily net assets in excess of $3 billion up to and including $4 billion plus 0.55% of the Fund's average daily net assets in excess of $4 billion.

    AIM and AIM Fund Services, Inc. (``AFS''), a wholly-owned subsidiary of AIM Advisors and registered transfer agent, have entered into the Transfer Agency and Service Agreement, pursuant to which AFS provides transfer agency, dividend distribution and disbursement and shareholder services to the Fund.

Portfolio Managers

    AIM Advisors uses a team approach and a disciplined investment process in providing investment advisory services to all of its accounts, including the Fund. AIM Advisors' investment staff consists of 95 individuals. While individual members of AIM Advisors' investment staff are assigned primary responsibility for the day-to-day management of each of AIM Advisors' accounts, all accounts are reviewed on a regular basis by AIM Advisors' Investment Policy Committee to ensure that they are being invested in accordance with the account's and AIM Advisors' investment policies. The individuals who are primarily responsible for the day-to-day management of the Fund and their titles, if any, with AIM Advisors or its affiliates and the Fund, the length of time they have been responsible for the management, and their years of investment experience and prior experience (if they have been with AIM Advisors for less than five years) are shown below.

    Robert M. Kippes, Kenneth A. Zschappel, Charles D. Scavone, and David Barnard are primarily responsible for the day-to-day management of Constellation. Mr. Kippes is Vice President of AIM Capital. He currently serves as manager for Constellation and has been responsible for AIM since 1993. Mr. Kippes has been associated with AIM Advisors and/or its affiliates since 1989 and has six years of experience as an investment professional. Mr. Zschappel is Assistant Vice President of AIM Capital and has been responsible for AIM since 1996. Mr. Zschappel has been associated with AIM Advisors and/or its affiliates since 1990 and has five years of experience as an investment professional. Mr. Scavone has been responsible for AIM and associated with AIM Advisors and/or its affiliates since 1996. Mr. Scavone has five years experience as an investment professional. Prior to joining AIM Advisors, Mr. Scavone was Associate Portfolio Manager for Van Kampen American Capital Asset Management, Inc. from 1994-1996. From 1991 to 1994, he worked in the investments department at Texas Commerce Investment Management Company, with his last position being Equity Research Analyst/Assistant Portfolio Manager. Mr. Barnard is Vice President of AIM Capital and has been responsible for AIM since 1986, and the Fund since 1990. Mr. Barnard has been associated with AIM Advisors and/or its affiliates since 1982 and has 21 years of experience as an investment professional.

The Fund's Plan of Distribution

    The Fund Shares have adopted a Distribution Plan (the ``Plan'') pursuant to Rule 12b-1 of the 1940 Act. Under the Plan, AIM may compensate AIM Distributors, Inc. (``AIM Distributors'') an aggregate amount of 0.30% of the average daily net assets of the Fund Shares on an annualized basis for the purpose of financing any activity that is intended to result in the sale of shares of the Fund Shares. The Plan is designed to compensate AIM Distributors, on a quarterly basis, for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments by the Fund to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own shares of the Fund Shares. Payments can also be directed by AIM Distributors to selected insurance institutions who have entered into Variable Group Annuity Contractholder Service Agreements with respect to the Fund and who provide the services pursuant to such agreements to its Variable Group Annuity Contractholders who have selected the Fund as an investment vehicle for their qualified retirement plan. In addition, certain banks who have entered into a Bank Shareholder Service Agreement and who sells shares of the Fund Shares on an agency basis, may receive payments pursuant to the Plan. AIM will obtain a representation from financial institutions that they will be licensed as dealers as required under applicable state law, or that they will not engage in activities which would constitute acting as a ``dealer'' as defined under applicable state law. Activities appropriate for financing under the Plan include, but are not limited to, the following: preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; overhead of AIM Distributors; printing of prospectuses and statements of additional information (and supplements thereto) and reports for other than existing shareholders; supplemental payments to dealers under a dealer incentive program, and costs of administering the Plan. The fees payable to selected dealers who participate in the program are calculated at the annual rate of 0.25% of the average daily net asset value of the Fund Shares that are held in such dealers' customers' accounts which were purchased on or after a prescribed date set forth in the Plan.

    These amounts payable by the Fund under the Plan need not be directly related to the expenses actually incurred by AIM Distributors on behalf of the Fund. Thus, even if AIM Distributors' actual expenses exceed the fee payable to AIM Distributors thereunder at any given time, AIM will not be obligated to pay more than that fee, and if AIM Distributors' expenses are less than the fee it receives, AIM Distributors will retain the full amount of the fee. Payments pursuant to the Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc.

    The Plan may be terminated at any time by a vote of the majority of those directors who are not ``interested persons'' of the Company or by a vote of the holders of the majority of the outstanding shares.

    Under the Plan, AIM Distributors may in its discretion from time to time agree to waive voluntarily all or any portion of its 12b-1 fee, while retaining its ability to be reimbursed for such fee prior to the end of each fiscal year.

Risk of Investment in Units

    Fund Shares have been deposited in the Trust pursuant to an exemptive order of the Securities and Exchange Commission. Under the terms of the exemptive order, the Sponsor agreed to take certain steps to ensure that the Trust's investment in Fund Shares is equitable to all parties and particularly that the interests of the Unit Holders were protected. Accordingly, any sales charges which would otherwise have been applicable were waived on Fund Shares sold to the Trust, since the Sponsor is receiving the sales charge on all Units sold. In addition, the Indenture requires the Trustee to vote all Fund Shares held in the Trust in the same manner and ratio on all proposals as the vote of owners of Fund Shares not held by the Trust.

    The Fund's Shares may appreciate or depreciate in value (or pay dividends) depending on the full range of economic and market influences affecting the securities in which the Fund is invested and the success of the Fund's management in anticipating or taking advantage of such opportunities as may occur. In addition, in the event of the inability of AIM

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
Advisors to act as Fund advisor and/or claims or actions against the Fund by regulatory agencies or other persons or entities, the value of the Fund Shares may decline thereby causing a decline in the value of Units. Termination of the Fund prior to the Termination Date of the Trust may result in the termination of the Trust sooner than anticipated. Prior to a purchase of Units, investors should determine that the aforementioned risks are consistent with their investment objectives.

    The net asset value of the Fund's Shares, like the value of the Treasury Obligations, will fluctuate over the life of the Trust and may be more or less than the price paid therefor by the Trust. An investment in Units of the Trust should be made with an understanding of the risks inherent in ownership of common stock since the portfolio of the Fund is invested in common stock of U.S. corporations. However, the Sponsor believes that, upon termination of the Trust, even if the Fund Shares are worthless, the Treasury Obligations will provide sufficient cash at maturity to equal $10.00 per Unit. Part of such cash will, however, represent the accrual of taxable original issue discount on the Treasury Obligations.

    A UNIT HOLDER PURCHASING A UNIT ON THE DATE OF THIS PROSPECTUS OR THEREAFTER MAY RECEIVE TOTAL DISTRIBUTIONS, INCLUDING DISTRIBUTIONS MADE UPON TERMINATION OF THE TRUST, THAT ARE LESS THAN THE AMOUNT PAID FOR A UNIT.

    Sales of Securities in the Portfolio under certain permitted circumstances may result in an accelerated termination of the Trust. It is also possible that, in the absence of a secondary market for the Units or otherwise, redemptions of Units may occur in sufficient numbers to reduce the portfolio to a size resulting in such termination. Early termination of the Trust may have important consequences to the Unit Holder; e.g., to the extent that Units were purchased with a view to an investment of longer duration, the overall investment program of the investor may require readjustment; or the overall return on investment may be less or greater than anticipated.

    In the event of the early termination of the Trust, the Trustee will cause the Fund Shares to be sold and the proceeds thereof distributed to the Unit Holders in proportion to their respective interests therein, unless a Unit Holder elects to receive Fund Shares ``in kind.'' (See ``Amendment and Termination of the Indenture--Termination.'') Proceeds from the sale of the Treasury Obligations will be paid in cash.

    In addition, the Trust may be terminated if the aggregate value of the Trust is less than 40% of the aggregate of the maturity amounts of the Treasury Obligations calculated immediately after the most recent deposit of Treasury Obligations in the Trust (see ``Amendment and Termination--Termination'').

    The Trustee will have no power to vary the investments of the Trust, i.e., the Trustee will have no managerial power to take advantage of market variations to improve a Unit Holder's investment but may dispose of Securities only under limited circumstances. (See ``Sponsor--Responsibility'').

    To the best of the Sponsor's knowledge there was no litigation pending as of the Date of Deposit in respect of any Security which might reasonably be expected to have a material effect on the Trust. At any time after the Date of Deposit, litigation may be instituted on a variety of grounds with respect to the Securities. The Sponsor is unable to predict whether any such litigation may be instituted, or if instituted, whether such litigation might have a material adverse effect on the Trust.

The Units

    On a recent date, each Unit represented a fractional undivided interest in the Securities and the net income of the Trust set forth under ``Summary of Essential Information.'' Thereafter, if any Units are redeemed by the Trustee, the amount of Securities in the Trust will be reduced by amounts allocable to redeemed Units, and the fractional undivided interest represented by each Unit in the balance will be increased, although the actual interest in the Trust represented by each Unit will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by any Unit Holder (which may include the Sponsor) or until the termination of the Trust itself (see ``Rights of Unit Holders--Redemption'' and ``Amendment and Termination of the Indenture--Termination'').

                            TAX STATUS OF THE TRUST

    In the opinion of Messrs. Cahill Gordon & Reindel, counsel for the Sponsor, under existing law:

           The Trust is not an association taxable as a corporation for United States federal income tax purposes and income of the Trust will be treated as income of the Unit Holders in the manner set forth below. Each Unit Holder will be considered the owner of a pro rata portion of each asset of the Trust under the grantor trust rules of Sections 671-678 of the Internal Revenue Code of 1986, as amended (the ``Code'').

           Each Unit Holder will be required to include in his gross income, as determined for federal income tax purposes, original issue discount with respect to his pro rata portion of the Treasury Obligations held by the Trust at the same time and in the same manner as though the Unit Holder were the direct owner of such pro rata portion. Each Unit Holder will be considered to have received the distributions paid on his pro rata

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
       portion of the Fund Shares held in the Trust (including such portion of such distributions used to pay fees and expenses of the Trust) when such distributions are received or deemed to be received by the Trust. An individual Unit Holder who itemizes deductions will be entitled to an itemized deduction for his pro rata share of fees and expenses paid by the Trust as though such fees and expenses were paid directly by the Unit Holder, but only to the extent that this amount together with the Unit Holder's other miscellaneous deductions exceeds 2% of his adjusted gross income. A corporate Unit Holder will not be subject to this 2% floor.

           Each Unit Holder will have a taxable event when a Security is disposed of (whether by sale, exchange, redemption, or payment at maturity) or when the Unit Holder redeems or sells his Units. The total tax cost of each Unit to a Unit Holder must be allocated among the assets held in the Trust in proportion to the relative fair market values thereof on the date the Unit Holder purchases his Units.

    The tax basis of a Unit Holder with respect to his interest in a Treasury Obligation will be increased by the amount of original issue discount thereon properly included in the Unit Holder's gross income as determined for federal income tax purposes. The Sponsor has agreed to pay to the Trust, for the benefit of the Unit Holders, an amount equal to the 12b-1 fees received by the Sponsor with regard to the Fund Shares held in the Trust. Such amounts may be treated as reductions in tax basis.

    The amount of gain recognized by a Unit Holder on a disposition of Fund Shares or Treasury Obligations by the Trust will be equal to the difference between such Unit Holder's pro rata portion of the gross proceeds realized by the Trust on the disposition and the Unit Holder's tax basis in his pro rata portion of the Fund Shares or Treasury Obligations disposed of, determined as described in the preceding paragraphs. Any such gain recognized on a sale or exchange and any such loss will be capital gain or loss, except that gain or loss recognized by a financial institution with respect to a Treasury Obligation or by a dealer with respect to Fund Shares or Treasury Obligations will be ordinary income or loss. Any capital gain or loss arising from the disposition of a Unit Holder's pro rata interest in a Security will be long-term capital gain or loss if the Unit Holder has held his Units and the Trust has held the Security for more than one year. A capital loss due to sale or redemption of a Unit Holder's interest with respect to Fund Shares held in the Trust will be treated as a long-term capital loss to the extent of any long term capital gains derived by the Unit Holder from such interest if the Unit Holder has held such interest for six months or less. The holding period for this purpose will be determined by applying the rules of Sections 246(c)(3) and (4) of the Code. Under the Code, net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) of individuals, estates and trusts is subject to a maximum tax rate of 28%. Such net capital gain may, however, result in a disallowance of itemized deductions and/or affect a personal exemption phase-out.

    If the Unit Holder sells or redeems a Unit for cash he is deemed thereby to have disposed of his entire pro rata interest in all Trust assets represented by the Unit and will have taxable gain or loss measured by the difference between his per Unit tax basis for such assets, as described above, and the amount realized.

    Under the personal income tax laws of the State and City of New York, the income of the Trust will be treated as the income of the Unit Holders.

    Each Unit Holder's interest in each Treasury Obligation is treated as an interest in an original issue discount obligation. The original issue discount on each Treasury Obligation will be taxed as ordinary income for federal income tax purposes and will be equal to the excess of the maturity value of the Unit Holder's interest in the Treasury Obligation over its cost to the Unit Holder. A Unit Holder will be required to include in gross income for each taxable year a portion of this original issue discount and will be subject to income tax thereon even though the income is not distributed. Original issue discount is treated for federal income tax purposes as income earned under a constant interest formula which takes into account the semi-annual compounding of accrued interest, resulting in an increasing amount of original issue discount accruing in each year.

    A Unit Holder who is neither a citizen nor a resident of the United States and is not a United States domestic corporation (a ``foreign Unit Holder'') will not generally be subject to United States Federal income taxes, including withholding taxes, on his pro rata share of the original issue discount on the Treasury Obligations held in the Trust, any gain from the sale or other disposition of his, her or its pro rata interest in a Treasury Obligation or Fund Share held in the Trust, any undistributed gain retained by the Fund and designated by the Fund as to be taken into account by its shareholders or any capital gain dividend received by the Trust from the Fund, which original issue discount is not effectively connected with the conduct by the foreign Unit Holder of a trade or business within the United States and which gain is either
(I) not from sources within the United States or (II) not so effectively connected, provided that:

           (a) with respect to original issue discount (i) the Treasury Obligations are in registered form and were issued after July 18, 1984, and (ii) the foreign Unit Holder is not a controlled foreign corporation related (within the meaning of Section 864(d)(4) of the Code) to The Prudential Insurance Company of America;

           (b) with respect to any U.S.-source capital gain, the foreign Unit Holder (if an individual) is not present in the United States for 183 days or more during his or her taxable year in which the gain was realized and so certifies; and

           (c) the foreign Unit Holder provides the required certifications regarding (i) his, her or its status, (ii) in the case of U.S.-source income, the fact that the original issue discount or gain is not effectively connected with the conduct by the foreign Unit Holder of a trade or business within the United States, and (iii) if determined to be required, the controlled foreign corporation matter mentioned in clause (a)(ii) above.

Fund distributions paid to foreign Unit Holders either directly or through the Trust and not constituting income effectively connected with the conduct of a trade or business within the United States by the distributee will be subject to United States federal withholding taxes at a 30% rate or a lesser rate established by treaty unless the Fund distribution is a capital gain dividend. Foreign Unit Holders should consult their own tax counsel with respect to United States tax consequences of ownership of Units.

    Each Unit Holder (other than a foreign Unit Holder who has properly provided the certifications described in the preceding paragraph) will be requested to provide the Unit Holder's taxpayer identification number to the Trustee and to certify that the Unit Holder has not been notified that payments to the Unit Holder are subject to back-up withholding. If the taxpayer identification number and an appropriate certification are not provided when requested, a 31% back-up withholding will apply.

    The Fund has elected to qualify for and intends to continue to remain qualified for the special tax treatment afforded regulated investment companies under the Code and to meet applicable requirements with respect to its gross income, diversification of holdings and distributions so that the Fund (but not the Trust Unit Holders) will be relieved of Federal income tax on the amounts distributed by the Fund to the Trust. Such distributions may include taxable net investment income, net capital gains and the unreinvested proceeds of sales of securities held by the Fund. It is also possible for the Fund to retain net capital gain for investment, in which event the Fund will be subject to federal income tax on the retained amount; but may, as a regulated investment company, designate the retained amount as undistributed capital gains in a notice to those persons who were its shareholders (including the Trust and thus its Unit Holders) at the close of the Fund's taxable year.

    If the Fund were to retain any net capital gain for investment, its shareholders (including Trust Unit Holders) (a) would be required to include in gross income for tax purposes, as long-term capital gains, their proportionate shares of the undistributed net capital gain of the Fund, and (b) would be deemed to have paid their proportionate shares of the tax paid by the Fund on the undistributed net capital gain so that the amount of tax deemed paid by each such shareholder would be credited against the shareholder's United States federal income tax liability and a refund could be claimed to the extent that credits exceeded such liability. For United States federal income tax purposes, the basis of shares of the Fund owned by a shareholder of the Fund (including a Trust Unit Holder) would be increased by an amount equal to 65% of the amount of undistributed capital gains required to be so included in computing such Fund shareholder's long-term capital gains.

    Capital gain distributions (net long-term gains less short-term losses) if any, made by the Fund, as a regulated investment company, are taxable as long-term capital gain, regardless of how long the Fund shareholder (including a Trust Unit Holder) has held the Fund's shares, and are not eligible for the dividends received deduction available to corporations. Other dividend distributions by the Fund may, depending upon circumstances, be eligible for such dividends received deduction, in whole or in part.

    Generally, dividends paid by the Fund, as a regulated investment company, are treated as received by the Trust, and thus its Unit Holders, in the taxable year in which the distribution is made by the Fund; however, any dividend declared by the Fund in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as received on December 31 of the preceding year.

    Non-taxable Fund distributions reduce the Unit Holder's tax cost basis with respect to his interest in Fund Shares held by the Trust and are treated as a gain from the sale of such interest if and to the extent that such distributions exceed the tax cost basis of the Unit Holder with respect to his interest in Fund Shares held by the Trust.

    The Code places a floor of 2% of adjusted gross income on miscellaneous itemized deductions, including investment expenses, of individuals (and estates and trusts other than grantor trusts, to the extent provided in the regulations). The Code also directs the Secretary of the Treasury to issue regulations prohibiting indirect deductions through a mutual fund or other pass-through entity of amounts not allowable as a deduction under this rule if paid or incurred directly by such an investor, but such regulations are not to apply to indirect deductions through a ``publicly offered regulated investment company,'' which the Fund is believed to be. The 2% floor rule will, however, apply in any event to investment expenses of the Trust, as opposed to the Fund, and affected Unit Holders should aggregate such expenses with their other miscellaneous deductions in applying the 2% rule.

    The Fund has filed its 1995 information return as a ``publicly offered regulated investment company.'' The Trust cannot predict whether or not the Fund will qualify as a ``publicly offered regulated investment company'' for 1996 or any later year. The term ``publicly offered regulated investment company'' is defined as meaning a regulated investment company the shares of which are ``continuously offered'' or regularly traded on an established securities market or ``held by or for no fewer than 500 persons at all times during the taxable year.''

    In addition, under the Code, the allowable amount of certain itemized deductions claimed by individual taxpayers, including investment expenses, is subject to an overall limitation applicable to individual taxpayers with adjusted gross income in excess of a $117,950 threshold amount ($58,975 for a married taxpayer filing separately). The $117,950 (or $58,975) threshold amount will be indexed for inflation after 1996. The overall limitation reduces the otherwise allowable amount of the affected itemized deductions by the lesser of
(i) 3% of the adjusted gross income in excess of the threshold amount or (ii) 80% of the amount of otherwise allowable itemized deductions. The other limitations contained in the Code on the deduction of itemized expenses, including the 2% floor described above, are applied prior to the overall limitation.

    The Code also imposes a 4% excise tax on untaxed undistributed income of regulated investment companies. If the Fund distributes in each calendar year an amount equal to the sum of at least 98% of its ordinary income for such calendar year (netted with 98% of its foreign currency income for the 12 month period ending October 31) and 98% of its capital gain net income for the 12 month period ended on October 31 of each calendar year (or on December 31 if the Fund qualifies to so elect and does so) and distributes an amount equal to the 2% balances not later than the close of the succeeding calendar year, the Fund will not be subject to this 4% excise tax. For purposes of this excise tax, any net long-term capital gain in excess of net short-term capital loss retained by the Fund for any fiscal year ending on or before the close of the calendar year but designated as undistributed capital gains taxable to shareholders as described above is treated as if distributed to the Fund's shareholders.

    Further information with respect to the federal income tax consequences of investment in Fund Shares may be found in the most recently available prospectus with respect to the Fund Shares, a copy of which will be provided upon request to the Trustee or Sponsor.

    Interest paid by a Unit Holder other than a corporation on indebtedness properly allocable to Units will be deductible as investment interest to the extent permitted by Section 163(d) of the Code.

    As of the end of each calendar year, the Trustee will furnish to each Unit Holder an annual statement containing information relating to the dividends (including capital gain dividends) received or deemed received, rebated 12b-1 fees received, discount accrued on the Securities, the gross proceeds received by the Trust from the disposition of any Security (resulting from redemption or payment at maturity of any Security or the sale by the Trust of any Security), and the fees and expenses paid by the Trust.

    The foregoing discussion relates only to United States federal and New York State and City income taxes. Unit Holders may also be subject to state, local or foreign taxation in other jurisdictions.

    Investors should consult their tax counsel for advice with respect to their own particular tax situations.

                                RETIREMENT PLANS

    Units in the Trust may be suited for purchase by Individual Retirement Accounts, Keogh Plans, pension funds and other qualified retirement plans. Investors considering participation in any such plan should review the laws specifically related thereto and should consult their attorneys or tax advisers with respect to the establishment and maintenance of any such plan.

                            PUBLIC OFFERING OF UNITS

Public Offering Price

    The Public Offering Price of the Units will be computed by adding to the aggregate bid side evaluation of the Treasury Obligations the aggregate net asset value of Fund Shares in the Trust, dividing such sum by the number of Units outstanding and then adding a sales charge of 5.25% of the Public Offering Price (5.541% of the net amount invested). Money in the Income and Principal Accounts other than money required to redeem previously tendered Units will be added to the Public Offering Price.

    The Public Offering Price on a date subsequent to the date stated in the ``Summary of Essential Information'' will vary from the Public Offering Price set forth in the ``Summary of Essential Information'' in accordance with fluctuations in the value of the Treasury Obligations and net asset value of the Fund Shares in the Trust.

    The Public Offering Price shall be determined for the Trust by the Evaluator on the basis of the bid prices for the Treasury Obligations (determined by the Evaluator) and the net asset value of the Fund Shares as determined by AIM Advisors.

    On a recent date, the Public Offering Price per Unit (based on the bid side evaluation of the Treasury Obligations and the net asset value of Fund Shares in the Trust) exceeded the Redemption Price and the Sponsor's Secondary Market Repurchase Price per Unit by the amounts set forth in ``Summary of Essential Information''.

Public Distribution

    Unsold Units or Units acquired by the Sponsor in the secondary market referred to below may be offered to the public by this Prospectus at the then current Public Offering Price calculated daily.

    The Sponsor intends to qualify Units in states selected by the Sponsor for sale by the Sponsor and through dealers who are members of the National Association of Securities Dealers, Inc. Sales to dealers will be made at prices which include a concession per Unit as shown in the table below, but subject to change from time to time at the discretion of the Sponsor.

(Such price does not include volume purchase discounts, which are available only to non-dealer purchasers). The Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.

                                                                                                   Dealer         Percent of
                                                                                                 Concession      Sales Charge
Number of Units                                                                                Per 100 Units       Per Unit
-------------------------------------------------------------------------------------------    --------------    -------------
Less than 2,500 Units......................................................................        $42.50             80%
2,500-9,999 Units..........................................................................        $40.00             80%
10,000-24,999..............................................................................        $35.00             77%
25,000-49,999..............................................................................        $30.00             75%
50,000-99,999..............................................................................        $22.50             75%
100,000 Units or more......................................................................        $15.00             75%

Secondary Market

    While not obligated to do so, it is the Sponsor's present intention to maintain a secondary market for Units and to continuously offer to repurchase Units from Unit Holders at the applicable Sponsor's Repurchase Price (see ``Summary of Essential Information''). The Sponsor's Repurchase Price is computed by adding to the aggregate of the bid side evaluation of the Treasury Obligations the net asset value of Fund Shares in the Trust, and cash on hand in the Trust and dividends receivable on Fund Shares (other than cash deposited by the Sponsor for the purchase of Securities) deducting therefrom amounts required to redeem previously tendered Units and amounts required for distribution to Unit Holders of record as of a date prior to the evaluation, accrued expenses of the Trustee, Evaluator, and counsel, taxes and governmental charges, if any, and any Reserve Account and then dividing the resulting sum by the number of Units outstanding, as of the date of such computation. There is no sales charge incurred when a Unit Holder sells Units back to the Sponsor. Any Units repurchased by the Sponsor at the Sponsor's Repurchase Price may be reoffered to the public by the Sponsor at the then current Public Offering Price. Any profit or loss resulting from the resale of such Units will be for the account of the Sponsor.

    If the supply of Units exceeds demand (or for any other business reason), the Sponsor may, at any time, occasionally, from time to time, or permanently, discontinue the repurchase of Units of this Series at the Sponsor's Repurchase Price, without notice. In such event, although under no obligation to do so, the Sponsor may, as a service to Unit Holders, offer to repurchase Units at the ``Redemption Price,'' a price based on the current bid prices for the Treasury Obligations and the net asset value of the Fund Shares. Alternatively, Unit Holders may redeem their Units through the Trustee.

Profit of Sponsor

    The Sponsor receives a sales charge on the Units as indicated herein in the chart below under ``Volume Discount.'' On the sale of Units to dealers, the Sponsor will retain the difference between the dealer concession and the sales charge (see ``Public Distribution'').

    The Sponsor may realize profits (or sustain losses) due to daily fluctuations in the prices of the Securities in the Trust and thus in the Public Offering Price of Units received by the Sponsor. Cash, if any, received by the Sponsor from the Unit Holders prior to the settlement date for purchase of Units may be used in the Sponsor's business to the extent permitted by applicable regulations and may be of benefit to the Sponsor.

    The Sponsor may also realize profits (or sustain losses) while maintaining a secondary market in the Units, in the amount of any difference between the prices at which the Sponsor buys Units and the prices at which the Sponsor resells such Units or the prices at which the Sponsor redeems such Units, as the case may be.

Volume Discount

    Although under no obligation to do so, the Sponsor intends to permit volume purchasers of Units to purchase Units at a reduced sales charge. The Sponsor may at any time upon prior notice to Unit Holders change the amount by which the sales charge is reduced, or may discontinue the discount altogether.

    The sales charge per Unit will be reduced pursuant to the following graduated scale for sales to any person of at least 2,500 units.

                                                                                                        Percent      Percent
                                                                                                       of Public      of Net
                                                                                                        Offering      Amount
Number of Units                                                                                          Price       Invested
---------------------------------------------------------------------------------------------------    ----------    --------
Less than 2,500 Units..............................................................................      5.25%       5.541%
2,500-9,999 Units..................................................................................      5.00%       5.263%
10,000-24,999 Units................................................................................      4.50%       4.712%
25,000-49,999 Units................................................................................      4.00%       4.167%
50,000-99,999 Units................................................................................      3.00%       3.092%
100,000 or more Units..............................................................................      2.00%       2.041%

    The reduced sales charges as shown on the chart above will apply to such purchases of Units in any fourteen-day period which qualify for the volume discount by the same person, including a partnership or corporation, other than a dealer, in the amounts stated herein, and for this purpose, purchases of Units of this Trust will be aggregated with concurrent purchases of Units of any other trust that may be offered by the Sponsor.

    Units held in the name of the purchaser's spouse or in the name of a purchaser's child under the age of 21 are deemed for the purposes hereof to be registered in the name of the purchaser. The reduced sales charges are also applicable to a trustee or other fiduciary, including a partnership or corporation, purchasing Units for a single trust estate or single fiduciary account.

Employee Discount

    The Sponsor intends, at the discretion of the Sponsor, to permit employees of Prudential Securities Incorporated and AIM Management and their respective subsidiaries and affiliates to purchase Units of the Trust at a price based on the offering side evaluation of the Treasury Obligations and the net asset value of Fund Shares in the Trust plus a reduced sales charge of $5.00 per 100 Units, subject to a limit of 5% of the Units.

                                EXCHANGE OPTION

    Unit Holders may elect to exchange any or all of their Units of this Trust for units of one or more of any other series in the Prudential Securities Incorporated family of unit investment trusts (except series of Government Securities Equity Trust) or for any Units of any additional trusts that may from time to time be made available for such exchange by the Sponsor (collectively referred to as the ``Exchange Trusts''). Such Units may be acquired at prices based on reduced sales charges per Unit. The purpose of such reduced sales charge is to permit the Sponsor to pass on to the Unit Holder who wishes to exchange Units the cost savings resulting from such exchange of Units. The cost savings result from reductions in the time and expense related to advice, financial planning and operational expense required for the Exchange Option.

    Exchange Trusts may have different objectives; a Unit Holder should read the prospectus for the applicable Exchange Trust carefully to determine its investment objective prior to exercise of this option.

    This option will be available provided the Sponsor maintains a secondary market in both the Units of this series and units of the applicable Exchange Trust and provided that units of the applicable Exchange Trust are available for sale and are lawfully qualified for sale in the jurisdiction in which the Unit Holder is a resident. While it is the Sponsor's present intention to maintain a secondary market for the units of all such trusts, there is no obligation on its part to do so. Therefore, there is no assurance that a market for units will in fact exist on any given date on which a Unit Holder wishes to sell or exchange his Units; thus there is no assurance that the Exchange Option will be available to any Unit Holder. The Sponsor reserves the right to modify, suspend or terminate this option at any time without further notice to Unit Holders. In the event the Exchange Option is not available to a Unit Holder at the time he wishes to exercise it, the Unit Holder will be immediately notified and no action will be taken with respect to his Units without further instruction from the Unit Holder.

    To exercise the Exchange Option, a Unit Holder should notify the Sponsor of his desire to exchange his Units for one or more units of the Exchange Trusts. If units of the applicable outstanding series of the Exchange Trust are at that time available for sale, the Unit Holder may select the series for which he desires his Units to be exchanged. The Unit Holder will be provided with a current prospectus or prospectuses relating to each series in which he indicates interest.

    Units of the Exchange Trust trading in the secondary market maintained by the Sponsor, if so maintained, will be sold to the Unit Holder at a price equal to the evaluation price per unit of the securities in that portfolio and the applicable sales charge of $15 per Unit. The reduced sales charge for units of any Exchange Trust acquired during the initial offering period for such units will result in a price for such units equal to the offering side evaluation per unit of the securities in the Exchange Trust's portfolio plus accrued interest plus a reduced sales charge of $25 per Exchange Trust unit. The reduced sales charge for a unit holder of an Exchange Trust exchanging into this Trust will be $.15 per Unit. Exchange transactions will be effected only in whole units; thus, any proceeds not used to acquire whole units will be paid to the exchanging Unit Holder unless the Unit Holder adds the amount of cash necessary to purchase one additional whole Unit.

    Owners of units of any registered unit investment trust, other than Prudential Securities Incorporated sponsored trusts, which was initially offered at a minimum applicable sales charge of 3.0% of the public offering price exclusive of any applicable sales charge discounts, may elect to apply the cash proceeds of sale or redemption of those units directly to acquire units of any Exchange Trust trading in the secondary market at the reduced sales charge of $20 per unit, subject to the terms and conditions applicable to the Exchange Option. To exercise this option, the owner should notify his retail broker. He will be given a prospectus of each series in which he indicates interest, units of which are available. The Sponsor reserves the right to modify, suspend or terminate the option at any time without further notice, including the right to increase the reduced sales charge applicable to this option (but not in excess of $5 more per unit than the corresponding fee then charged for a unit of any Exchange Trust which is being exchanged).

    For example, assume that a unit holder, who has three units of a Trust with a 4.25% sales charge and a current price of $1,100 per unit, sells his units and exchanges the proceeds for units of a series of any Exchange Trust with a current price of $950 per unit and an ordinary sales charge of 4.25%. The proceeds from the unit holder's units will aggregate $3,300. Since only whole units of an Exchange Trust may be purchased under the Exchange Option, the holder would be able to acquire four units in the Exchange Trust for a total cost of $3,860 ($3,800 for units for $60 for the $15 per unit sales charge) by adding an extra $560 in cash. Were the unit holder to acquire the same number of units at the same time in the regular secondary market maintained by the Sponsor, the price would be $3,968.68 [$3,800 for the units and $168.68 for the 4.25% sales charge (4.439% of the net amount invested)].

Federal Income Tax Consequences

    An exchange of Units pursuant to the Exchange Option will generally constitute a ``taxable event'' under the Code, i.e., a Unit Holder will recognize gain or loss at the time of the exchange. However, an exchange of Units of this Trust for units of any other series of Exchange Trusts which are grantor trusts for U.S. federal income tax purposes will not constitute a taxable event to the extent that the underlying securities in each trust do not differ materially in kind or extent. Unit Holders are advised to consult their own tax advisors as to the tax consequences of exchanging Units in their particular case.

In particular, Unit Holders who exchange Units of this Trust for units of any other Exchange Trust within 91 days of acquisition of the Units should consult their tax advisor as to the possible application of Section 852(f) of the Code to the exchange.

                      REINVESTMENT OF TRUST DISTRIBUTIONS

    Distributions by the Trust, if any, of dividend income and 12b-1 fee amounts received by the Trust, distributions of any net capital gains received in respect of Fund Shares and proceeds of the sale of Fund Shares not used to redeem Units will be made quarterly on or shortly after the Quarterly Distribution Date to Unit Holders of record on the Quarterly Record Date immediately preceding such Quarterly Distribution Date. A Unit Holder will receive such amounts in cash unless such Unit Holder directs The Chase
Manhattan Bank (National Association), acting as distribution agent, to invest such amounts on behalf of the participating Unit Holder in Fund Shares at such shares' net asset value, which shares will be subject to 12b-1 expenses. Investment in Fund Shares is conditioned upon their lawful qualification for sale in the jurisdiction in which the Unit Holder resides. There can be no assurance, however, that such qualification will be obtained.

    The appropriate prospectus will be sent to the Unit Holder. A Unit Holder's election to participate in a reinvestment program will apply to all Units of the Trust owned by such Unit Holder. The Unit Holder should read the prospectus for the reinvestment program carefully before deciding to participate.

                              EXPENSES AND CHARGES

Initial Expenses

    All expenses and charges incurred prior to or in the establishment of the Trust were incurred by the Sponsor, AIM Distributors and AIM Management.

Fees

    The Trustee will receive for its services under the Indenture an annual fee in the amount set forth in the ``Summary of Essential Information.''

    For each evaluation of the Treasury Obligations in the Trust, the Evaluator shall receive a fee as set forth in the ``Summary of Essential Information.''

    The Trustee's fees and the Evaluator's fees are payable quarterly on or before each Distribution Date from the Income Account, to the extent funds are available therein and thereafter from the Principal Account. Any of such fees may be increased without approval of the Unit Holders in proportion to increases under the classification ``All Services Less Rent'' in the Consumer Price Index published by the United States Department of Labor. The Trustee also receives benefits to the extent that it holds funds on deposit in various non-interest bearing accounts created under the Agreement.

Other Charges

    The following additional charges are or may be incurred by the Trust as more fully described in the Indenture: (a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect the Trust and the rights and interests of the Unit Holders, (e) indemnification of the Trustee for any loss, liability or expenses incurred by it in the administration of the Trust without gross negligence, bad faith, willful misfeasance or willful misconduct on its part or reckless disregard of its obligations and duties, (f) indemnification of the Sponsor for any losses, liabilities and expenses incurred in acting as Sponsor or Depositor under the Indenture without gross negligence, bad faith, willful misfeasance or willful misconduct or reckless disregard of its obligations and duties, (g) expenditures incurred in contacting Unit Holders upon termination of the Trust and (h) to the extent then lawful, expenses (including legal, auditing and printing expenses) of maintaining registration or qualification of the Units and/or the Trust under federal or state securities laws subsequent to initial registration so long as the Sponsor is maintaining a market for the Units. The accounts of the Trust will be audited not less frequently than annually by independent public accountants selected by the Sponsor. The cost of such audit will be an expense of the Trust.

    The fees and expenses set forth herein are payable out of the Trust and when paid by or owing to the Trustee are secured by a lien on the Trust. If the cash dividend, capital gains distributions and 12b-1 fee payments to the Trust are insufficient to provide for amounts payable by the Trust, the Trustee has the power to sell Fund Shares (not Treasury Obligations) to pay such amounts. To the extent Fund Shares are sold, the size of the Trust will be reduced and the proportions of the types of Securities will change. Such sales might be required at a time when Fund Shares would not otherwise be sold and might result in lower prices than might otherwise be realized. Moreover, due to the minimum amount in which Fund Shares may be required to be sold, the proceeds of such sales may exceed the amount necessary for the payment of such fees and expenses. If the cash dividend, capital gains distributions and 12b-1 fee payments to the Trust and proceeds of Fund Shares sold are insufficient to pay the ordinary expenses of the Trust, AIM Management or AIM

Distributors shall relieve the Trust of such obligations to the extent of such deficit. If the cash dividends, capital gains distribution and 12b-1 fee payments to the Trust and proceeds of Fund Shares sold after deducting the ordinary expenses are insufficient to pay the extraordinary expenses of the Trust the Trustee has the power to sell Treasury Obligations to pay such extraordinary expenses.

                             RIGHTS OF UNIT HOLDERS

Certificates

    Ownership of Units is evidenced by registered certificates executed by the Trustee and the Sponsor. Certificates are transferable or interchangeable upon presentation at the unit investment trust office of the Trustee, properly endorsed or accompanied by an instrument of transfer satisfactory to the Trustee and executed by the Unit Holder or his authorized attorney, together with the payment of $2.00, if required by the Trustee (not currently required), or such other amount as may be determined by the Trustee and approved by the Sponsor, and any other tax or governmental charge imposed upon the transfer of Certificates. The Trustee will replace any mutilated, lost, stolen or destroyed Certificate upon proper identification, satisfactory indemnity and payment of charges incurred. Any mutilated Certificate must be presented to the Trustee before any substitute Certificate will be issued.

Certain Limitations

    The death or incapacity of any Unit Holder will not operate to terminate the Trust nor entitle the legal representatives or heirs of such Unit Holder to claim an accounting or to take any other action or proceeding in any court for a partition or winding up of the Trust.

    No Unit Holder shall have the right to vote except with respect to removal of the Trustee or amendment and termination of the Trust as prescribed in the Indenture (see ``Administration of the Trust--Amendment'' and ``Administration of the Trust--Termination,'' herein). Unit Holders shall have no right to control the operation or administration of the Trust in any manner.

Distributions

    The terms of the Treasury Obligations do not provide for periodic payment to the holders thereof of the annual accrual of discount. To the extent that dividends and/or 12b-1 fee payments become payable with respect to the Fund Shares held in the Trust, the Trustee will collect such amounts as they become payable and credit such amounts to a separate Income Account created pursuant to the Indenture. All other moneys received by the Trustee with respect to the Fund Shares shall be credited to the Principal Account. Quarterly distributions to each Unit Holder of record as of the immediately preceding Quarterly Record Date will be made on the next following Quarterly Distribution Date and shall consist of an amount substantially equal to such Unit Holder's pro rata share of the distributable cash balances in the Income Account and the Principal Account, if any, computed as of the close of business on such Quarterly Record Date. No quarterly distributions will be made if the amount available for distribution is less than $2.50 per 100 Units except that, no less than once a year, on a Quarterly Distribution Date, the Trustee shall distribute the entire cash balances in the Principal and Income Accounts. All funds collected or received will be held by the Trustee in trust without interest to Unit Holders as part of the Trust until required to be disbursed in accordance with the provisions of the Indenture. Such funds will be segregated by separate recordation on the trust ledger of the Trustee so long as such practice preserves a valid preference of Unit Holders under the bankruptcy laws of the United States, or if such preference is not preserved, the Trustee shall handle such funds in such other manner as shall constitute the segregation and holding thereof in trust within the meaning of the Investment Company Act of 1940, as the same may be from time to time amended. To the extent permitted by the Indenture and applicable banking regulations, such funds are available for use by the Trustee pursuant to normal banking procedures.

    The Trustee is authorized by the Indenture to withdraw from the Principal Account to the extent funds are not sufficient in the Income Account such amounts as it deems necessary to establish a reserve for any taxes or other governmental charges that may be payable out of the Trust, which amounts will be credited to a separate Reserve Account. If the Trustee determines that the amount in the Reserve Account is greater than the amount necessary for payment of any taxes or other governmental charges, it will promptly recredit the excess to the Account from which it was withdrawn. In addition, the Trustee may withdraw from the Income Account, to the extent available, that portion of the Redemption Price which represents income. The balance paid on any redemption, including income, if any, shall be withdrawn from the Principal Account of the Trust to the extent that funds are available. If such available balance is insufficient, the Trustee is empowered to sell Securities in order to provide moneys for redemption of Units tendered. (See ``Rights of Unit Holders--Redemption'').

Reports and Records

    With each distribution, the Trustee will furnish to the Unit Holders a statement of the amount of dividends and other receipts, if any, distributed, expressed in each case as a dollar amount per Unit.

    Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who was a Unit Holder of record at any time during the calendar year a statement setting forth: (1) as to the Income Account: dividends and other cash amounts received, deductions for payment of applicable taxes and for fees and expenses of the Trust, redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) as to the Principal Account: the dates of disposition and identity of any Securities and the net proceeds received therefrom, deductions for payments of applicable taxes and for fees and expenses of the Trust and redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (3) a list of the Securities held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; (5) amounts actually distributed during such calendar year from the Income Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding on the last business day of such calendar year; and (6) an annual report of original issue discount accrual.

    The Trustee shall keep available for inspection by Unit Holders at all reasonable times during usual business hours, books of record and account of its transactions as Trustee, including records of the names and addresses of Unit Holders, a current list of Securities in the portfolio and a copy of the Indenture.

Redemption

Tender of Units

    Units may be tendered to the Trustee for redemption at its unit investment trust office at 770 Broadway, New York, New York 10003, upon delivery of a request for redemption and the Certificates for the Units requested to be redeemed and payment of any relevant tax. At the present time there are no specific taxes related to the redemption of the Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be canceled.

    Certificates for Units to be redeemed must be properly endorsed or accompanied by a written instrument of transfer, although redemptions without the necessity of Certificate presentation will be effected for record Unit Holders for whom Certificates have not been issued. Unit Holders must sign exactly as their name appears on the face of the Certificate with the signature guaranteed by an officer of a national bank or trust company or by a member firm of either the New York, Midwest or Pacific Stock Exchanges or other financial institution acceptable to the Trustee, if any. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

    Within seven calendar days following such tender, or if the seventh calendar day is not a business day, on the first business day prior thereto, the Unit Holder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time set forth in the ``Summary of Essential Information'' on the date of tender (see ``Redemption--Computation of Redemption Price per Unit''). The ``date of tender'' is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after 4:15 P.M. New York time, the date of tender is the next day on which such Exchange is open for trading, and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day.

    There is no sales charge incurred when a Unit Holder tenders his Units to the Trustee for redemption. All amounts paid on redemption representing Income will be withdrawn from the Income Account to the extent moneys are available; all other amounts will be paid from the Principal Account. The Trustee is required by the Indenture to sell Fund Shares and Treasury Obligations, to the extent possible in the same ratio as the ratio of Fund Shares and Treasury Obligations then held in the Trust, in order to provide moneys for redemption of Units tendered. To the extent Securities are sold, the size of the Trust will be reduced. Such sales could result in a loss to the Trust. The redemption of a Unit for cash will constitute a taxable event for the Unit Holder under the Code (see ``Tax Status of the Trust'').

Purchase by the Sponsor of Units Tendered for Redemption

    The Indenture requires that the Trustee notify the Sponsor of any tender of Units for redemption. So long as the Sponsor is maintaining a bid in the secondary market, the Sponsor, prior to the close of business on the second succeeding business day, may purchase any Units tendered to the Trustee for redemption at the price so bid by making payment therefor to the Unit Holder in an amount not less than the Redemption Price and not later than the day on which the Units would otherwise have been redeemed by the Trustee, i.e., the Unit Holder will receive the Redemption Price from the Sponsor within 7 days of the date of tender (see ``Public Offering of Units--Secondary Market''). Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units. The price of any Units resold by the Sponsor will be the Public Offering Price determined in the manner provided in this Prospectus (see ``Public Offering of Units--Public Offering Price''). Any profit resulting from the resale of such Units will belong to the Sponsor which likewise will bear any loss resulting from a reduction in the offering or redemption price subsequent to its acquisition of such Units (see ``Public Offering of Units--Profit of Sponsor'').

Computation of Redemption Price per Unit

    The Redemption Price per Unit is determined as of the Evaluation Time on the date any such determination is made.
The Redemption Price is each Unit's pro rata share, determined by the Trustee, of the sum of:

           (1) the aggregate bid side evaluation of the Treasury
       Obligations in the Trust, as determined by the Evaluator and the net asset value of the Fund Shares in the Trust determined as of the Evaluation Time set forth in the ``Summary of Essential Information''; and

           (2) cash on hand in the Trust and dividends receivable on Fund Shares (other than cash deposited by the Sponsor for the purchase of Securities);

less amounts representing (a) accrued taxes and governmental charges payable out of the Trust, (b) the accrued expenses of the Trust, and (c) cash held with respect to previously tendered Units or for distribution to Unit Holders of record as of a date prior to the evaluation, and (d) any Reserve Account (``Redemption Price'').

         The right of redemption may be suspended and payment of the Redemption Price per Unit postponed for more than seven calendar days following a tender of Units for redemption for any period during which the New York Stock Exchange is closed, other than for weekend and holiday closing, or trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission) an emergency exists as a result of which disposal or evaluation of the Securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission may by order permit. Neither the Trustee nor the Sponsor is liable to any person or in any way for any loss or damage that may result from any such suspension or postponement.

                                    SPONSOR

    Prudential Securities Incorporated is a Delaware corporation and is engaged in the underwriting, securities and commodities brokerage business and is a member of the New York Stock Exchange, Inc., other major securities exchanges and commodity exchanges and the National Association of Securities Dealers, Inc. Prudential Securities Incorporated, a wholly-owned subsidiary of Prudential Securities Group Inc. and an indirect wholly-owned subsidiary of The Prudential Insurance Company of America, is engaged in the investment advisory business. Prudential Securities Incorporated has acted as principal underwriter and managing underwriter of other investment companies. In addition to participating as a member of various selling groups or as an agent of other investment companies, Prudential Securities Incorporated executes orders on behalf of investment companies for the purchase and sale of securities of such companies and sells securities to such companies in its capacity as a broker or dealer in securities.

    Prudential Securities Incorporated is distributor for Prudential Government Securities Trust (Intermediate Term Series), The Target Portfolio Series and for Class B Shares of Blackrock Government Income Trust, Global Utility Fund, Inc., Nicholas-Applegate Fund, Inc. (Nicholas-Applegate Growth Equity Fund), Prudential Adjustable Rate Security Fund, Inc., Prudential California Municipal Fund (California Series), Prudential Equity Fund, Prudential Equity Income Fund, Prudential Flexi-Fund, Prudential Global Fund, Prudential Global Genesis Fund, Prudential Global Natural Resources Fund, Prudential GNMA Fund, Prudential Government Plus Fund, Prudential Growth Opportunity Fund, Prudential High Yield Fund, Prudential IncomeVertiblee Plus Fund, Prudential Multi-Sector Fund, Inc., Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Prudential Pacific Growth Fund, Inc., Prudential Short-Term Global Income Fund, Prudential Strategic Income Fund, Prudential Total Return Fund, Prudential U.S. Government Fund and Prudential Utility Fund.

Limitations on Liability

    The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Indenture, but will be under no liability to Unit Holders for taking any action or refraining from any action in good faith or for errors in judgment or responsible in any way for any default, failure or defect in any Security or for depreciation or loss incurred by reason of the sale of any Securities, except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties (see ``Sponsor--Responsibility'').

Responsibility

    The Trust is not a managed registered investment company. Securities will not be sold by the Trustee to take advantage of ordinary market fluctuations.

    Although the Sponsor and Trustee do not presently intend to dispose of Securities, the Indenture permits the Sponsor to direct the Trustee to dispose of any Security in the Trust for the purpose of redeeming Units tendered for redemption and to dispose of Fund Shares to pay Trust expenses.

    The proceeds resulting from the disposition of any Security in the Trust will be distributed as set forth under ``Rights of Unit Holders--Distributions'' to the extent such proceeds are not utilized for the purpose of redeeming Units or paying Trust expenses.

Resignation

    If at any time the Sponsor shall resign under the Indenture or shall fail or be incapable of performing its duties thereunder or shall become bankrupt or its affairs are taken over by public authorities, the Indenture directs the Trustee to either (1) appoint a successor Sponsor or Sponsors at rates of compensation deemed reasonable by the Trustee not exceeding amounts prescribed by the Securities and Exchange Commission, (2) act as Sponsor itself without terminating the Trust or (3) terminate the Trust. The Trustee will promptly notify Unit Holders of any such action.

                                    TRUSTEE

    The Trustee is The Chase Manhattan Bank (National Association), a national banking association, with its principal executive office at 1 Chase Manhattan Plaza, New York, New York 10081 and its unit investment trust office at 770 Broadway, New York, New York 10003. The Trustee is subject to supervision by the Comptroller of the Currency, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System. In connection with the storage and handling of certain of certain Securities deposited in the Trust, the Trustee may use the services of The Depository Trust Company. These services may include safekeeping of the Securities and coupon-clipping, computer book-entry transfer and institutional delivery services. The Depository Trust Company is a limited purpose trust company organized under the Banking Law of the State of New York, a member of the Federal Reserve System and a clearing agency registered under the Securities Exchange Act of 1934.

Limitations on Liability

    The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any moneys, Securities or Certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties. In addition, the Indenture provides that the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of the Trust which the Trustee may be required to pay under current or future laws of the United States or any other taxing authority having jurisdiction.

Responsibility

    The Trustee shall not be liable for any default, failure or defect in any Security or for any depreciation or loss by reason of any such sale of Fund Shares or by reason of the failure of the Sponsor to give directions to the Trustee.

    Additionally, the Trustee may sell Securities designated by the Sponsor, or if not so directed, in its own discretion, for the purpose of redeeming Units tendered for redemption. Fund Shares will be sold first unless the Sponsor is able to sell Treasury Obligations and Fund Shares in the proportionate relationship between the maturity values of the Treasury Obligations and the number of Fund Shares.

    Amounts received by the Trust upon the sale of any Security under the conditions set forth above will be deposited in the Principal Account when received and to the extent not used for redemption of Units will be distributable by the Trustee to Unit Holders of record on the Quarterly Record Date next prior to a Quarterly Distribution Date.

    For information relating to the responsibilities of the Trustee under the Indenture, reference is also made to the material set forth under ``Rights of Unit Holders'' and ``Sponsor--Resignation.''

Resignation

    By executing an instrument in writing and filing the same with the Sponsor, the Trustee and any successor may resign. In such an event the Sponsor is obligated to appoint a successor trustee as soon as possible. If the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Indenture. The Sponsor may also remove the Trustee for any other reason that the Sponsor determines to be in the best interest of the Unit Holders. Such resignation or removal shall become effective upon the acceptance of appointment by the successor trustee. If upon resignation of a trustee no successor has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee. A successor trustee has the same rights and duties as the original trustee except to the extent, if any, that the Indenture modified as permitted by its terms.

                                   EVALUATOR

    The Evaluator is Kenny S&P Evaluation Services, a division of J.J. Kenny Co., Inc., with main offices located at 65 Broadway, New York, New York 10006.

Limitations on Liability

    The Trustee, Sponsor and Unit Holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Indenture shall by made in good faith upon the basis of the best information available to it; provided, however, that the Evaluator shall be under no liability to the Trustee, Sponsor or Unit Holders for errors in judgment. The Evaluator shall, however, be liable for its own willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties under the Indenture.

Responsibility

    The Indenture requires the Evaluator to evaluate the Treasury Obligations on the basis of their bid prices on the last business day of June and December in each year, on the day on which any Unit is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsor. For information relating to the responsibility of the Evaluator to evaluate the Treasury Obligations, see ``Public Offering of Units--Public Offering Price.''

Resignation

    The Evaluator may resign or may be removed by the Sponsor, and the Sponsor is to use its best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by the successor Evaluator. If upon resignation of the Evaluator no successor accepts appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

                   AMENDMENT AND TERMINATION OF THE INDENTURE

Amendment

    The Indenture may be amended by the Trustee and the Sponsor without the consent of Unit Holders (a) to cure any ambiguity or to correct or supplement any provision thereof which may be defective or inconsistent, (b) to change any provision thereof as may be required by the Securities and Exchange Commission or any successor governmental agency, and (c) to make such other provisions as shall not adversely affect the interest of the Unit Holders; provided that the Indenture may also be amended by the Sponsor and the Trustee with the consent of Unit Holders owning 51% of the Units at the time outstanding for the purposes of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of Unit Holders. In no event shall the Indenture be amended, so as to increase the number of Units issuable thereunder except as the result of the additional deposits of Securities, to permit the deposit of Securities after the initial date of deposit except in accordance with the terms and conditions of the Indenture as initially adopted, to permit any other acquisition of securities or other property by the Trustee either in addition to or in substitution for any of the Securities on hand in the Trust or to permit the Trustee to vary the investment of the Unit Holders or to empower the Trustee to engage in business or to engage in investment activities not specifically authorized in the Indenture as originally adopted; or so as to adversely affect the characterization of the Trust as a grantor trust for Federal income tax purposes. In the event of any amendment the Trustee is obligated to promptly notify all Unit Holders of the substance of any such amendment.

Termination

    The Trust may be terminated at any time by the consent of the holders of 51% of the Units or by the Trustee upon the direction of the Sponsor when the aggregate net value of all Trust assets as shown by an evaluation made as described under ``Evaluator-Responsibility'' is less than 40% of the aggregate maturity amounts of the Treasury Obligations deposited in the Trust on the Date of Deposit and subsequent thereto calculated after the most recent deposit of Treasury Obligations in the Trust (without reduction for Treasury Obligations deposed of) or if there has been a material change in the Fund's objectives or if Replacement Treasury Obligations are not acquired. However in no event may the Trust continue beyond the Mandatory Termination Date set forth under ``Summary of Essential Information.'' In the event of termination, written notice thereof will be sent by the Trustee to all Unit Holders.

    Within a reasonable period after termination, the Trustee will sell any Securities remaining in the Trust (other than Fund Shares for which an in kind distribution has been requested), and, after paying all expenses and charges incurred by a Trust, will distribute to each Unit Holder, upon surrender for cancellation of his Certificate for Units, his pro rata share of: (i) the amount realized upon disposition of the Fund Shares unless the Unit Holder notifies the Trustee in writing of his preference for distribution ``in kind,'' (ii) the amount realized upon the disposition or maturity of the Treasury Obligations and (iii) any other assets of the Trust. A Unit Holder may invest the proceeds of the Treasury Obligations in Fund Shares at such shares' net asset value, which Fund Shares will be subject to 12b-1 expenses. The sale of the Securities in the Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time and, therefore, the amount realized by a Unit Holder on termination may be less than the principal amount of Treasury Obligations represented by the Units held by such Unit Holder.

Tax Impact of In Kind Distribution Upon Termination

    Under the position taken by the Internal Revenue Service in Revenue Ruling 90-7, a distribution by the Trustee to a Unit Holder (or to his agent) of his pro rata share of the Fund Shares in kind upon termination of the Trust will not be a taxable event to the Unit Holder. Such Unit Holder's basis for Fund Shares so distributed (other than any Fund Shares purchased with his pro rata share of the proceeds of Treasury Obligations) will be equal to his basis for the same Fund Shares (previously represented by his Units) prior to such distribution and his holding period for such Fund Shares will be the shorter of the period during which he held his Units and the period for which the Securities were held in the Trust. A Unit Holder will have a taxable gain or loss, which will be a capital gain or loss except in the case of a dealer or a financial institution, when the Unit Holder disposes of such Securities in a taxable transfer.

                                 LEGAL OPINIONS

    The legality of the Units offered hereby has been passed upon by Messrs. Cahill Gordon & Reindel, a partnership including a professional corporation, 80 Pine Street, New York, New York 10005, as special counsel for the Sponsor.

                              INDEPENDENT AUDITORS

    The Statement of Financial Condition and Schedule of Portfolio Securities of the Government Securities Equity Trust included in this Prospectus have been examined by Deloitte & Touche LLP, certified public accountants, as stated in their report appearing herein, and are included in reliance upon such report given upon the authority of that firm as experts in accounting and auditing.

--------------------------------------------------------------------------------

    No person is authorized to give any information or to make any representations with respect to this investment company not contained in this Prospectus; and any information or representation not contained herein must not be relied upon as having been authorized. This Prospectus does not constitute an offer to sell, or a solicitation of an offer to buy, securities in any state to any person to whom it is not lawful to make such offer in such state.
--------------------------------------------------------------------------------

               GOVERNMENT SECURITIES EQUITY TRUST
                            Series 3
                      Table of Contents
                                                            Page
                                                           -----
Summary of Essential Information........................    A-iv
Independent Auditors' Report............................     A-1
Statement of Financial Condition........................     A-2
Schedule of Portfolio Securities........................      A-
The Trust...............................................     B-1
    Trust Information...................................     B-1
    Securities Selection................................     B-2
       Stripped U.S. Treasury Obligations...............     B-2
       AIM Constellation Fund...........................     B-2
    General Information Regarding the Fund..............     B-3
    Investment Strategies and Restrictions..............     B-5
    Net Asset Value of the Fund Shares..................     B-8
    The Fund's Investment Advisor and Sub-Advisor.......     B-9
    Portfolio Managers..................................     B-9
    The Fund's Plan of Distribution.....................    B-10
    Risk of Investment in Units.........................    B-10
    The Units...........................................    B-11
Tax Status of the Trust.................................    B-11
Retirement Plans........................................    B-14
Public Offering of Units................................    B-14
    Public Offering Price...............................    B-14
    Public Distribution.................................    B-15
    Secondary Market....................................    B-15
    Profit of Sponsor...................................    B-15
    Volume Discount.....................................    B-15
    Employee Discount...................................    B-16
Exchange Option.........................................    B-17
    Federal Income Tax Consequences.....................    B-17
Reinvestment of Trust Distributions.....................    B-18
Expenses and Charges....................................    B-18
    Initial Expenses....................................    B-18
    Fees................................................    B-18
    Other Charges.......................................    B-18
Rights of Unit Holders..................................    B-19
    Certificates........................................    B-19
    Certain Limitations.................................    B-19
    Distributions.......................................    B-19
    Reports and Records.................................    B-19
    Redemption..........................................    B-20
Sponsor.................................................    B-21
    Limitations on liability............................    B-21
    Responsibility......................................    B-21
    Resignation.........................................    B-22
Trustee.................................................    B-22
    Limitations on Liability............................    B-22
    Responsibility......................................    B-22
    Resignation.........................................    B-22
Evaluator...............................................    B-23
    Limitations on Liability............................    B-23
    Responsibility......................................    B-23
    Resignation.........................................    B-23
Amendment and Termination of the Indenture..............    B-23
    Amendment...........................................    B-23
    Termination.........................................    B-23
    Tax Impact of In Kind Distribution Upon
    Termination.........................................    B-24
Legal Opinions..........................................    B-24
Independent Auditors....................................    B-25


                                     (LOGO)

                                    Sponsor

                       Prudential Securities Incorporated
                               One Seaport Plaza
                                199 Water Street
                            New York, New York 10292

                                    Trustee

                            The Chase Manhattan Bank
                             (National Association)
                            1 Chase Manhattan Plaza
                            New York, New York 10081

                                   Evaluator

                         Kenny S&P Evaluation Services,
                       a division of J.J. Kenny Co., Inc.
                                  65 Broadway
                            New York, New York 10004

                                  Fund Shares

                             AIM Constellation Fund
                             Eleven Greenway Plaza
                                   Suite 1919
                           Houston, Texas 77046-1173

PROSPECTUS--PART B:                                                  MAIL CODE A

Note that Part B of this Prospectus may not be distributed unless accompanied by Part A.

              NATIONAL MUNICIPAL TRUST AND PRUDENTIAL UNIT TRUSTS
                                   THE TRUST

      Each National Municipal Trust is one of a series of similar but separate unit investment trusts created under one of the following names: National Municipal Trust (hereinafter referred to as the National Municipal Trust, National Series); National Municipal Trust, Insured Series; National Municipal Trust, Discount Series; National Municipal Trust, Multistate Series; National Municipal Trust, Intermediate Series and National Municipal Trust, Selected Credit Trust Series. Each of the Prudential Unit Trusts is one of a series of similar but separate unit investment trusts created under one of the following names: Prudential Unit Trusts, Insured Tax-Exempt Series; Prudential Unit Trusts, Insured Tax-Exempt Selected Term Series; Prudential Unit Trusts, Insured Multistate Tax-Exempt Series; Prudential Unit Trusts, Tax-Exempt Series; Prudential Unit Trusts, Multistate Tax-Exempt Series and Prudential Unit Trusts, Tax-Exempt Selected Term Series. The Securities in the Tax-Exempt Series, Multistate Tax-Exempt Series and Tax-Exempt Selected Term Series are not insured. Collectively, each National Municipal Trust and each of the Prudential Unit Trusts are referred to as ``National Municipal Trust'' or ``Prudential Unit Trusts'', respectively (individually each National Municipal Trust and each of the Prudential Unit Trusts may be referred to as the ``Trust'' or the ``Insured Trust'' or the ``State Trust'' in the case of each trust comprising a Multistate Series or the ``Trusts'' or the ``Insured Trusts'' or the ``State Trusts'' as the context requires).

      Each Trust is designated by a different series number and was created under the laws of the State of New York pursuant to a Trust Indenture and Agreement and, for certain trusts, a related Reference Trust Agreement (collectively, the ``Indenture'')* dated the Date of Deposit among Prudential Securities Incorporated (the ``Sponsor''), United States Trust Company of New York (the ``Trustee'') and Kenny Information Systems, Inc. (the ``Evaluator''). On the Date of Deposit, certain securities were deposited, Deposited Units, if any, and contracts and funds for the purchase of such securities (collectively, the ``Securities''). The Trustee then immediately delivered to the Sponsor certificates of beneficial interest (the ``Certificates'') representing the units (the ``Units'') comprising the entire ownership of each Trust which Units the Sponsor offered and is offering for sale to the public. The holders of Units (the ``Unit Holders'' or ``Unit Holder'', as the context requires) will have the right to have their Units redeemed at a price based on the aggregate bid side evaluation of the Securities (the ``Redemption Price'') if they cannot be sold in the secondary market which the Sponsor, although not obligated to do so, proposes to maintain. The Sponsor, Prudential Securities Incorporated, is a wholly-owned, indirect subsidiary of The Prudential Insurance Company of America. Each Trust has a mandatory termination date set forth under Part A--``Summary of Essential Information'', but may be terminated substantially prior thereto upon the occurrence of certain events, including a reduction in the value of the Trust below the dollar amount set forth under Part A--``Summary of Essential Information''.

      The initial public offering of Units in each Trust has been completed. The Units offered hereby are issued and outstanding Units which have been acquired by the Sponsor either by purchase from the Trustee of Units tendered for redemption or in the secondary market.

      The objectives of each Trust are the providing of interest income which, in the opinion of counsel is, under existing law excludable from gross income for Federal income tax purposes (except in certain instances depending on the Unit Holder) through investment in a fixed portfolio of Securities (the ``Portfolio'') consisting primarily of long-term (intermediate term in the case of National Municipal Trust, National Series, and certain Prudential Unit Trusts or selected term in the case of the Prudential Unit Trusts Insured Tax-Exempt Selected Term Series and the Tax-Exempt Selected Term Series) state, municipal and public authority (``Issuers'') debt obligations, and (except for National Municipal Trust Selected Credit Trust Series) the conservation of capital. In addition, in the opinion of counsel, interest income of each State Trust is exempt from state and any local income taxes to individual Unit Holders resident in the State for which such State Trust is named. As of the Date of Deposit, the Securities in the Portfolio of each Trust were rated BBB or better (A or better or in the case of certain Trusts) (or in the case of a certain National Municipal Trust, B or better) by Standard & Poor's Corporation or Moody's Investors Service or had comparable credit characteristics in the opinion of the Prudential Investment Corporation, the Sponsor's affiliate. There is, of course, no guarantee that a
------------------

*Reference is hereby made to said Indenture and any statements contained herein are qualified in their entirety by the provisions of said Indenture.

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Trust's objectives will be achieved. Subsequent to the Date of Deposit, a
Security in a Trust may cease to be rated or the rating assigned may be reduced below the minimum requirements of such Trust for the acquisition of Securities. (See ``Schedule of Portfolio Securities'' in Part A for the ratings of the Securities on a recent date). Although such events may be considered by the Sponsor in determining whether to direct the Trustee to dispose of a Security (see ``Sponsor-Responsibility'', herein), such events do not automatically require the elimination of such Security from the Portfolio. An investment in a Trust should be made with an understanding of the risks which an investment in fixed rate long-term or intermediate or selected term debt obligations may entail, including the risk that the value of the Units will decline with increases in interest rates. The life of each of the selected term Securities in the Prudential Unit Trusts Insured Tax-Exempt Selected Term or the Tax-Exempt Selected Term Series will not be less than 3 years and not more than 15 years.

      On a recent date, a Unit of a Trust represented the fractional undivided interest in the Securities and net income of such Trust set forth under Part A--``Summary of Essential Information'' in the ratio of 1 Unit for each approximately $1,000 face amount of Securities initially deposited in such Trust except as otherwise indicated in Part A. If any Units are redeemed by the Trustee, the face amount of Securities in a Trust will be reduced by an amount allocable to redeemed Units and the fractional undivided interest in such Trust represented by each unredeemed Unit will be increased. Units will remain outstanding until redeemed upon tender to the Trustee by any Unit Holder (which may include the Sponsor) or until the termination of a Trust pursuant to the Indenture.

      On a recent date, certain of the Securities in the Portfolio of a Trust were valued at prices in excess of prices at which such Securities may be redeemed in the future. (See Part A--``Schedule of Portfolio Securities'' for information relating to the particular series described therein.) To the extent that a Security is redeemed (or sold) at a price which is less than the valuation of such Security on the date a Unit Holder acquired his Units, the proceeds distributable to such Unit Holder in respect of such redemption (or sale) will be less than that portion of the purchase price for such Units which was attributable to such Security (representing a loss of capital to such Unit Holder). Such proceeds, however, may be more or less than the valuation of such Security at the time of such redemption (or sale). Similarly, on a recent date, certain of the Securities in a Trust may be valued at a price in excess of their face value at maturity (i.e., such Securities were valued at a premium above par). (See Part A--``Schedule of Portfolio Securities'' for information relating to the particular series described therein.) The proceeds distributable to a Unit Holder upon the maturity of a Security which was valued at a premium on the date he acquired his Units will be less than that portion of the purchase price for such Units which was attributable to such Security (representing a loss of capital to such Unit Holder).

      The Portfolio of a Trust may consist of Securities, the current market value of some of which were below face value on the date of this Prospectus. A likely reason for the market value of such Securities being less than face value at maturity is that the interest coupons of such Securities are at lower rates than the current market interest rate for comparably rated debt securities, even though at the time of the issuance of such Securities the interest coupons thereon represented then prevailing interest rates on comparably rated debt securities then newly issued. The current yields (coupon interest income as a percentage of market price, ignoring any original issue discount) of such Securities are lower than the current yields (computed on the same basis) of comparably rated debt securities of similar type newly issued at currently prevailing interest rates. Securities selling at market discounts tend to increase in market value as they approach maturity when the principal amount is payable. Investors should be aware that any gain attributable to market discount will be taxable but need not be realized until maturity, redemption or sale of the Securities or Units. (See ``Tax Status''.) The current yield of such discounted securities carrying the same coupon interest rate and which are otherwise comparable tends to be higher for securities with longer periods of maturity than it is for those with shorter periods to maturity because the market value of such securities with a longer period to maturity tends to be less than the market value of such a bond with a shorter period to maturity. If currently prevailing interest rates for newly issued and otherwise comparable securities increase, the market discount of previously issued bonds will become deeper and if such currently prevailing interest rates for newly issued comparable securities decline, the market discount of previously issued securities will be reduced, other things being equal. Market discount attributable to interest rate changes does not indicate a lack of market confidence in the issue.

Portfolio Summary

      The Securities in the Portfolio of a Trust consist of Securities issued by or on behalf of states, counties, municipalities or other political subdivisions of the United States or issued by or on behalf of the Commonwealth of Puerto
Rico or possessions of the United States, or municipalities or other political subdivisions thereof. The interest on such Securities is, with certain exceptions, or upon their delivery will be, in each instance, in the opinion of bond counsel to the Issuer of such Securities or by ruling of the Internal Revenue Service, exempt from Federal income taxes
                                       2
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under existing law (but may be subject to state and local taxation). In the case of State Trusts, the Securities are obligations of the specified state or counties, municipalities, authorities or political subdivisions thereof or of the Commonwealth of Puerto Rico or possessions of the United States, interest on which will, in the opinion of bond counsel to the issuing governmental authorities, be exempt under existing law from Federal and the specified state and local income taxes to the extent indicated. (See ``Tax Status''.) Capital gains, if any, will be subject to Federal income tax and, generally, to state and/or local income taxes.

      The Portfolio of a Trust may contain Securities that are general obligations of governmental entities and/or bonds that are guaranteed by governmental entities. (See Part A--``Portfolio Summary'' for information relating to the particular series described therein.) General obligation bonds are general obligations of a state or local government secured by the power of such Issuer to levy taxes, and are backed by the pledge of such governmental entity. The ability of the Issuer of a general obligation bond to meet its obligation depends largely upon its economic condition. Many Issuers rely upon ad valorem real property taxes as a source of revenue. Proposals in the form of state legislative or voter initiatives to limit ad valorem real property taxes have been introduced in various states. It is not presently possible to predict the impact of these or future proposals, if adopted, on states, local governments or school districts or on their abilities to make future payments on their outstanding debt obligations. The remaining issues are payable from the income of specific projects or authorities and are not supported by the Issuer's power to levy taxes. In the portfolios for most of the Trusts, this latter group of issues contains Securities that are also supported by the moral obligations of governmental entities. In the event of a deficiency in the debt service reserve funds of moral obligation Securities, the governmental entity having the moral commitment may (but is not legally obligated to) satisfy such deficiency. However, in the event of a deficiency in the debt service reserve funds of Securities not backed by such moral obligations, no such moral commitment of a governmental entity exists.

      The Portfolio of a Trust may contain zero coupon bond(s) (including bonds known as multiplier bonds, money multiplier bonds, capital appreciation bonds, capital accumulator bonds, compound interest bonds and discount maturity payment bonds) or one or more other Securities which were issued with an ``original issue discount''. ``Original issue discount'' bonds are acquired at prices which represent a discount from face amount, principally because such bonds bear interest at rates which are lower than currently-prevailing market rates. (See Part A--``Portfolio Summary'' for information relating to the particular series described therein.) A discounted bond held to maturity will have a larger portion of its total return in the form of capital gain and less in the form of tax-exempt income than a comparable bond bearing interest at current market rates. Zero coupon bonds do not provide for the payment of any current interest and provide for payment at maturity at face value unless sooner sold or redeemed. Zero coupon bonds may be subject to more price volatility than conventional bonds i.e. the market value of zero coupon bonds is subject to greater fluctuation in response to changes in interest rates than is the market value of bonds which pay interest currently. Zero coupon bonds generally are subject to redemption at compound accreted value based on par value at maturity. Because the Issuer is not obligated to make current interest payments, zero coupon bonds may be less likely to be redeemed than coupon bonds issued at a similar interest rate. While some types of zero coupon bonds, such as multipliers and capital appreciation bonds, define par as the initial offering price rather than the maturity value, they share the basic zero coupon bond features of (1) not paying interest on a semi-annual basis and (2) providing for the reinvestment of the bond's semi-annual earnings at the bond's stated yield to maturity. While zero coupon bonds are frequently marketed on the basis that their fixed rate of return minimizes reinvestment risk, this benefit can be negated in large part by weak call protection, i.e. a bond's provision for redemption at only a modest premium over the accreted value of the bond. In addition, in the event the redemption of Securities or a decline in the value of the Securities causes the portfolio to be valued at less than the optional termination value, the Trust may terminate at a time when a substantial portion of the Securities in the portfolio are zero coupon bonds. The sale of such zero coupon bonds at such time may result in a loss to Unit Holders.

      The Portfolio of a Trust may contain Securities of housing authorities payable from revenues derived by state housing finance agencies or municipal housing authorities from repayments on mortgage and home improvement loans made by such agencies. (See Part A--``Portfolio Summary'' for information relating to the particular series described therein.) Since housing authority obligations, which are not general obligations of a particular state, are generally supported to a large extent by Federal housing subsidy programs, the failure of a housing authority to meet the qualifications required for coverage under the Federal programs, or any legal or administrative determination that the coverage of such Federal programs is not available to a housing authority, could result in a decrease or elimination of subsidies available for payment of principal and interest on such housing authority's obligations. Weaknesses in Federal housing subsidy programs and their administration may result in a decrease of subsidies available for payment of principal and interest on housing authority bonds. Repayment of housing loans and home improvement loans in a timely manner is dependent on factors affecting the housing market generally and upon the underwriting and management
                                       3
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ability of the individual agencies (i.e., the initial soundness of the loan and the effective use of available remedies should there be a default in loan payments). Economic developments, including failure or inability to increase rentals, fluctuations in interest rates and increasing construction and operating costs may also have an adverse impact on revenues of housing authorities. In the case of some housing authorities, inability to obtain additional financing could also reduce revenues available to pay existing obligations.

      The Portfolio of a Trust may contain Securities which are subject to the requirements of Section l03A of the Internal Revenue Code of 1954, as amended (the ``1954 Code''), or Section 143 of the Internal Revenue Code of 1986 (the ``1986 Code'' or the ``Code''). (See Part A--``Portfolio Summary'' for information relating to the particular series described therein.) Sections 103A and 143 provide that obligations issued to provide single family housing will be exempt from Federal income taxation if all of the proceeds of the issue (exclusive of issuance costs and a reasonably required reserve) are used to make or acquire loans which meet requirements including certain requirements which must be satisfied after issuance. If proceeds of the issue are not used to acquire such loans, the Issuer may be required to redeem all or a portion of such issue from such uncommitted proceeds to maintain the issue's tax exemption. Bond counsel to each such Issuer has issued an opinion that the interest on such Securities was exempt from Federal income tax at the time the Securities were issued. The failure of the Issuers of such Securities to meet certain ongoing compliance requirements imposed by Sections 103A and 143 could render the interest on such Securities subject to Federal income taxation, possibly from the date of their issuance. If interest on such Securities in a Trust is deemed to be subject to Federal income taxation, the loss of tax-exempt status can be expected to adversely affect the market value of such Securities. In this event and under the terms of the Indenture the Sponsor may direct the sale of such Securities. The sale of such Securities in such circumstances is likely to result in a loss to the Trust.

      The Portfolio of a Trust may include certain housing authority obligations whose tax exemption depends upon qualification under Section 103(b)(4)(A) of the 1954 Code, or Section 142 of the 1986 Code, and appropriate Treasury Regulations. Both Code Sections require that specified minimum percentages of the units in each rental housing project financed by tax-exempt debt are to be continuously occupied by low or moderate income tenants for specified periods. Department of the Treasury Regulations issued under Section 103(b)(4)(A) of the 1954 Code provide that in order to prevent possible retroactive Federal income taxation of interest on such Securities certain conditions must be met. The regulations provide, however, that such retroactive taxation will not occur if the Issuer corrects any non-compliance occurring after the issuance of the Securities within a reasonable period after such non-compliance is first discovered or should have been discovered by the Issuer. Similar regulations are expected to be issued under 1986 Code Section 142. If the interest on any of the Securities in a Trust that are housing securities should ultimately be deemed to be taxable, the Sponsor may instruct the Trustee to sell such Securities and, since they would be sold as taxable securities, it is expected that such Securities would have to be sold at a substantial discount from current market price of a comparable tax-exempt security.

      The Portfolio of a Trust may contain Securities which contain provisions which require the Issuer to redeem such obligations at par from unused proceeds of the issue within a stated period which typically does not exceed three years from the date of issuance of such Securities. (See Part A--``Portfolio Summary'' for information relating to the particular series described therein.) In periods in which interest rates decline there may be increased redemptions of housing securities pursuant to such redemption provisions. Such an increase in redemptions may occur because conventional mortgage loans may have become available at interest rates equal to or less than the interest rates charged on the mortgage loans previously made available from the proceeds of such housing securities. Therefore, some Issuers of such housing securities may have experienced insufficient demand to complete mortgage loan originations for all of the money made available from such securities. In addition, mortgage loans made with the proceeds of housing securities, in general, do not carry prepayment penalties and therefore certain mortgage loans may be prepaid earlier than their maturity dates. If the Issuers of such housing securities are unable to or choose not to reloan these monies, they will generally redeem housing securities in an amount approximately equal to such prepayments. The Sponsor is unable to predict at this time whether such redemptions will be made at a high rate. The disposition of such Securities may result in a loss to a Trust.

      All single-family housing mortgage-backed securities and certain multi-family housing mortgage-backed securities are prepaid over the life of the underlying mortgage or mortgage pool, and therefore, the average life of mortgage-backed Securities cannot necessarily be determined, but will ordinarily be less than their maturities. In addition, in the case of single-family housing Securities and certain other mortgage-backed Securities, if proceeds from the sale of the Securities are not allocated within a stated period (which may be within a year of the date of issue), or if mortgage loans made from the Security proceeds are prepaid, upon receipt of mortgage prepayments the Security issues may be called at par. Prepayments are more likely to occur as interest rates decline. Some of the Securities in the Portfolio were
                                       4
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such housing obligations deposited in the Trust at a price higher than their par value. To the extent that these obligations were valued at a premium at the time a Unit Holder purchased Units, any prepayment at par would result in a loss of capital to the Unit Holder and, in any event, reduce the amount of income that would otherwise have been paid to the Unit Holder. When prevailing interest rates rise, the value of a housing security may decrease as do other debt securities, but when prevailing interest rates decline, the value of the mortgage-backed securities is not likely to rise on a comparable basis with other debt securities because of the prepayment features.

      The Portfolio of a Trust may contain Securities in the hospital facilities category payable from revenues derived from hospitals and health care facilities which, generally, were constructed or are being constructed from the proceeds of such Securities. (See Part A--``Portfolio Summary'' for information relating to the particular series described therein.) The continuing availability of sufficient revenues is dependent upon several factors affecting all such facilities generally, including, among other factors the ability of the facilities to provide the services required by patients, changes in Medicare and Medicaid reimbursement regulations, the success of efforts by the states and the Federal government to limit the cost of health care, changes in contracts between health care institutions and public or private insurers, the timely completion of the construction of projects and achieving and maintaining projected rates of utilization. Additionally, a major portion of hospital revenues typically is derived from Federal or state programs such as Medicare and Medicaid and from Blue Cross and other insurers. The future solvency of the Medicare trust fund is periodically subject to question. Changes in the compensation and reimbursement formulas of these governmental programs or in the rates of insurers may reduce revenues available for the payment of principal of, or interest on, hospital revenue bonds. Governmental legislation or regulations and other factors, such as the inability to obtain sufficient malpractice insurance, may also adversely impact upon the revenues or costs of hospitals and may also adversely affect the ratings of hospital revenue bonds held in a Trust. Future actions by the Federal government with respect to Medicare and by the Federal and State governments, with respect to Medicaid, reducing the total amount of funds available for either or both of these programs or changing the reimbursement regulations, or their interpretations, could adversely affect the amount of reimbursement available to hospital facilities. A number of additional legislative proposals concerning health care are typically under review by the United States Congress at any given time. These proposals span a wide range of topics, including cost control, national health insurance, incentives for competition in the provision of health care services, tax incentives and penalties related to health care insurance premiums and promotion of prepaid health care plans. The Sponsor is unable to predict the effect of these proposals, if enacted, on any of the Securities in the Portfolio of a Trust.

      The Portfolio of a Trust may contain Securities in the power and electric facilities category payable from revenues derived from power facilities, which generally include revenues from the sale of electricity generated and distributed by power agencies using hydro-electric, nuclear, fossil or other power sources. (See Part A--``Portfolio Summary'' for information relating to the particular series described therein.) The ability of the Issuers of such bonds to make payments of principal of, or interest on, such obligations is dependent, among other things, upon the continuing ability of such Issuers to derive sufficient revenues from their operations to meet debt service requirements. General problems of the power and electric utility industry include difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations, uncertain technical and cost factors relating to the construction and operation of nuclear power generating facilities, the difficulty of the capital markets in absorbing utility debt and equity securities, the availability of fuel for electric generation at reasonable prices, the steady rise in fuel costs and the costs associated with conversion to alternate fuel sources such as coal. Some of the Issuers of Securities in the Portfolio may own or operate nuclear facilities for electric generation. Additional considerations in the case of such Issuers include the problems associated with the use and disposal of radioactive materials and wastes, and other problems associated with construction, licensing, regulation and operation of such facilities. In addition, Federal, state or municipal governmental authorities may from time to time impose additional regulations or take other governmental action which might cause delays in the licensing, construction or operation of nuclear power plants, or the suspension of operation of such plants which have been or are being financed by proceeds of certain of the Securities held in the Portfolio of a Trust. Such delays, suspensions or other action may affect the payment of interest on, or the repayment of the principal amount of, such Securities. On November 15, 1990 the President signed into law the Clean Air Act Amendments of 1990 which provide for attainment and maintenance of health protective national ambient air quality standards. The goal of the law is to cut acid rain pollutants by half, sharply reduce urban smog and eliminate most of the toxic chemical emissions from industrial plants by the turn of the century. As enacted, the law affects nearly all electric power facilities that burn oil or coal. Greenhouse effect bills and hazardous waste bills may further increase the cost of utility service. The Sponsor is unable
                                       5
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to predict the ultimate form that any new regulations or other governmental action may take, when legislation may be enacted, or the resulting impact on the Securities in the Portfolio of a Trust.

      The Portfolio of a Trust may contain Securities which are in the industrial revenue facilities category. (See Part A--``Portfolio Summary'' for information relating to the particular series described therein.) Industrial Revenue Bonds (``IRBs'') are tax-exempt securities issued by states, municipalities or public authorities to finance the cost of acquiring, constructing or improving various projects, including pollution control, environmental improvement, industrial or special airport facilities. IRBs are payable from the income of specific facilities or from payments made by private corporations to the state authorities issuing such bonds. Interest on the IRBs is generally exempt, with certain exceptions, from Federal income tax pursuant to Section 103 of the 1954 Code, provided the Issuer and corporate obligor thereof continue to meet certain conditions. In the opinion of bond counsel to the Issuers, the interest on the IRBs constituting the Securities is exempt (except in certain instances depending on the Unit Holders) from all Federal income tax under existing law but may be subject to state or local taxation. (See ``Tax Status.'')

      The Portfolio of a Trust may contain Securities which are in the water and sewer facilities category. (See Part A--``Portfolio Summary'' for information relating to the particular series described therein.) Bonds in the water and sewer facilities category include securities issued to finance public water and sewer projects for water management and supply and sewer control and securities issued by public Issuers on behalf of private corporations for such projects. These bonds are payable from the income of specific facilities or from payments made by such private corporations to the state authorities issuing such bonds. The income of such facilities is generated from the payment of user fees. The ability of state and local water and sewer authorities to meet their obligations may be affected by failure of municipalities to utilize fully the facilities constructed by these authorities, economic or population decline and resulting decline in revenue from user charges, rising construction and maintenance costs and delays in construction of facilities, impact of environmental requirements, the difficulty of obtaining or discovering new supplies of fresh water, the effect of conservation programs and the impact of ``no growth'' zoning ordinances.

      The Portfolio of a Trust may contain Securities which are in the revenue obligations of universities and schools category. (See Part A--``Portfolio Summary'' for information relating to the particular series described therein.) The ability of universities and schools to meet their obligations is dependent upon various factors, including the revenues, costs and enrollment levels of the institutions. In addition, their ability may be affected by declines in enrollment and tuition revenue, the availability of Federal, state and alumni financial support, the method and validity, under state constitutions, of present systems of financing public education, fluctuations in interest rates and construction costs, increased maintenance and energy costs, failure or inability to raise tuition or room charges and adverse results of endowment fund investments. Studies undertaken by public and private groups differ with respect to statistics and projections for past secondary enrollment of educational institutions in the 1990s.

      The Portfolio of a Trust may contain Securities in the pollution control facilities category. (See Part A-- ``Portfolio Summary'' for information relating to the particular series described therein.) Bonds in the pollution control facilities category include securities issued to finance public water, sewage or solid waste treatment facilities and securities issued by a public Issuer on behalf of a private corporation to provide facilities for the treatment of air, water and solid waste pollution. These Securities are payable from the income of specific facilities, state authorities or from payments made by such private corporations.

      The Portfolio of the Trust may contain Securities which are in the redevelopment facilities category. (See Part A--``Portfolio Summary'' for information relating to the particular series described therein.) The purpose of redevelopment is to revitalize deteriorated and/or underdeveloped areas within a community. As new construction progresses, property values normally increase significantly and the ultimate result is a proportionate increase in ad valorem property tax revenues. However, if, due to various economic factors, the assessed valuation is reduced, such reduction may result in insufficient tax revenues, which could in turn impair the ability of the Issuer to make payments of principal and/or interest on the bonds when due. A reduction in property tax rates or delinquencies in the payment of property taxes could have a similar adverse effect.

      The Portfolio of a Trust may contain Securities in the resource recovery category. (See Part A--``Portfolio Summary'' for information relating to the particular series described therein.) The issuers of such Securities are municipalities or agencies or authorities thereof that have allocated the proceeds of the issue towards the construction and operation of a resource recovery facility operated by a corporate operator. Payments on the bonds are dependent upon the creditworthiness of the corporate operator of the particular project. The operation of such facilities typically depends upon the delivery thereto of specified quantities of solid waste from which refuse-derived fuel can be extracted and in turn converted into electricity or steam by the facility. The operation of the facility may be limited or totally
                                       6
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curtailed from operating because of failure to comply with governmental regulations concerning the environment, failure to obtain necessary environmental permits, zoning permits and other municipal ordinances or inability to maintain or renew such permits because of an inability to comply with changes in government environmental regulations. If the resource recovery facility is unable to operate or cannot operate at full capacity, the corporate operator of such facility will be unable to generate revenues necessary to cover payments on the resource recovery bonds. Furthermore, the corporate operator's revenue is typically derived from the sale of the power generated by the facility to a power agency or company under a power purchase agreement. The continued flow and level of payments made by the corporate operator might therefore depend upon the financial condition of the purchaser under such a power agreement and the operator's continued ability to generate the minimum amount of power required to be delivered thereunder. Such a purchaser may be subject to the various general problems and risks associated with the power industry and the regulatory environment in which it operates. A decline in price of the extracted materials or the electricity or steam created by the facility may also result in insufficient revenues generated by the corporate operator as will an increase in its operating costs. Finally there may be technological risks that become apparent in the long run that are not presently apparent because of the relatively short history of these facilities which risks may involve the successful construction or operation of such facilities.

      The Portfolio of a Trust may contain Securities which are in the special tax bond category. (See Part A-- ``Portfolio Summary'' for information relating to the particular series described therein.) Special tax bonds are payable from and secured by the revenues derived by a municipality from a particular tax. Special tax bonds are not secured by the general tax revenues of the municipality and they do not represent general obligations of the municipality. Therefore, the ability of the issuers of special tax bonds to pay interest and/or principal on special tax bonds may be adversely affected by the inability to collect all or part of the special tax due to various factors including: a general decline in the local economy or population, inability or failure to pay the special tax, failure to develop property backing certain special tax bonds for reasons including prohibitions or restraints on development such as failure to receive regulatory agency approval for development and fluctuations in the real estate market, a decline in the value of projects backing certain tax bonds, natural disasters or environmental hazards.

      The Portfolio of a Trust may contain Securities which are in the tax allocation bond category. (See Part A-- ``Portfolio Summary'' for information relating to the particular series described therein.) These Securities are typically secured by incremental tax revenues collected on property within the areas where redevelopment projects, financed by bond proceeds are located (``project areas''). Such payments are expected to be made from projected increases in tax revenues derived from higher assessed values of property resulting from development in the particular project area and not from an increase in tax rates. Special risk considerations include: reduction of, or a less than anticipated increase in, taxable values of property in the project area, caused either by economic factors beyond the Issuer's control (such as a relocation out of the project area by one or more major property owners) or by destruction of property due to natural or other disasters; successful appeals by property owners of assessed valuations; substantial delinquencies in the payment of property taxes; or imposition of any constitutional or legislative property tax rate decrease.

      The Portfolio of a Trust may contain Securities in the certificates of participation category. (See Part A-- ``Portfolio Summary'' for information relating to the particular series described therein.) Each certificate represents an undivided and proportionate interest in lease or installment purchase payments to be made by governmental entities (which are the participants) to a third party for the use and possession or acquisition of a particular project or equipment. Each payment is divided into an interest portion and a principal portion, the interest portion of which constitutes tax-exempt interest in the opinion of special counsel retained in connection with the issue. The third party assigns its rights to the payments to a trustee for the benefit of the certificate holders. The amounts paid to the trustee by the participants are used to make the payments of principal and interest due with respect to the certificates. The obligation of a participant to make the payments does not constitute an obligation for which the participant is obligated to levy or pledge any form of taxation.

      The Portfolio of a Trust may contain obligations of Issuers located in the Commonwealth of Puerto Rico. (See Part A--``Portfolio Summary''.) The ability of the Issuers of such bonds to meet their obligations may be affected by the economic and social problems facing Puerto Rico. Unemployment in Puerto Rico remains high by United States standards. The island's per capita personal income has been lower than in any state of the United States. Transfer payments from the United States Government under various social welfare programs (such as food stamps, social security and veterans' benefits) contribute significantly to personal income.

      The economy of Puerto Rico is closely integrated with that of the mainland United States and is largely dependent for its development upon U.S. policies and programs that could be eliminated by the U.S. Congress. Aid for Puerto Rico's economy has traditionally depended heavily on federal programs which may not always be available. An
                                       7
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adverse effect on the Puerto Rican economy could result from other U.S.
policies, including a reduction of tax benefits for distilled products, further reduction in transfer payment programs such as food stamps, curtailment of military spending and policies which could lead to a stronger dollar. During fiscal 1991, approximately 87% of Puerto Rico's exports were to the United States mainland, which was also the source of 68% of Puerto Rico's imports. Growth in the Puerto Rico economy in fiscal 1992 and fiscal 1993 will depend on several factors including the state of the U.S. economy.

      The Puerto Rican economy consists principally of manufacturing (pharmaceuticals, scientific instruments, computers, microprocessors, medical products, textiles and petrochemicals), agriculture (largely sugar), tourism and the service sector (including finance, insurance, and real estate). Since Puerto Rico is an island and is heavily dependent upon imports and exports, maritime and air transportation are of basic importance to its economy. The manufacturing and service sectors generate the largest portion of gross product. Most of the island's manufacturing output is shipped to the mainland United States, which is also the chief source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. The finance, insurance and real estate components of this sector have recently experienced the most growth. The level of tourism is affected by various factors, including the strength of the U.S. dollar. During periods when the dollar is strong, tourism in foreign countries becomes relatively more attractive.

      The government sector of the Commonwealth plays an important role in the economy of the island. Since World War II the economic importance of agriculture for Puerto Rico, particularly in the dominance of sugar production, has declined. Nevertheless, the Commonwealth-controlled sugar monopoly remains an important economic factor and is largely dependent upon Federal maintenance of sugar prices, the discontinuation of which could severely affect Puerto Rican sugar production.

      The Puerto Rican economy is affected by a number of Commonwealth and Federal investment incentive programs. For example, Section 936 of the Internal Revenue Code generally provides deferral of Federal income taxes for U.S. companies operating on the island until profits are repatriated. No assessment can be made as to whether or not Section 936 and other incentive programs will be continued. It is expected that the elimination of Section 936, if it occurred, would have a strongly negative impact on Puerto Rico's economy.

      There have for many years been two major viewpoints in Puerto Rico with respect to the island's relationship to the United States, one essentially favoring the existing commonwealth status (but with modifications providing for greater local autonomy), and the other favoring statehood. A third viewpoint favors independence from the United States. The Sponsor cannot predict what effect, if any, a change in the relationship between Puerto Rico and the United States would have on the issuer's ability to meet their obligations.

      Each Trust consists of the Securities listed under Part A--``Schedule of Portfolio Securities'' herein, as long as such Securities may continue to be held from time to time in the Trust (including certain securities deposited in the Trust in exchange or substitution for any Securities pursuant to the Indenture) together with accrued and undistributed interest thereon and undistributed and uninvested cash realized from the disposition of Securities. BECAUSE CERTAIN OF THE SECURITIES FROM TIME TO TIME MAY BE REDEEMED OR WILL MATURE IN ACCORDANCE WITH THEIR TERMS OR MAY BE SOLD UNDER CERTAIN CIRCUMSTANCES DESCRIBED HEREIN, NO ASSURANCE CAN BE GIVEN THAT A TRUST WILL RETAIN FOR ANY LENGTH OF TIME ITS PRESENT SIZE AND COMPOSITION. THE TRUSTEE HAS NOT PARTICIPATED IN THE SELECTION OF SECURITIES FOR THE TRUSTS, AND NEITHER THE SPONSOR NOR THE TRUSTEE WILL BE LIABLE IN ANY WAY FOR ANY DEFAULT, FAILURE OR DEFECT IN ANY SECURITIES.

      To the best knowledge of the Sponsor, there is no material litigation pending in respect of any Securities which might reasonably be expected to have a material adverse effect upon a Trust. At any time litigation may be initiated on a variety of grounds with respect to Securities in a Trust. Such litigation may affect the validity of such Securities or the tax-free nature of the interest thereon. Although the outcome of litigation of such nature cannot be predicted, opinions of bond counsel are delivered with respect to each Security on the date of issuance to the effect that such Security has been validly issued and that the interest thereon is exempt from Federal income tax under then existing law. If legal proceedings are instituted seeking, among other things, to restrain or enjoin the payment of any of the Securities or attacking their validity or the authorization or existence of the Issuer, the Sponsor may, in accordance with the Indenture, direct the Trustee to sell such Securities and distribute the proceeds of such sale to Unit Holders. In addition, other factors may arise from time to time which potentially may impair the ability of Issuers to meet
                                       8
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
obligations undertaken with respect to Securities (e.g., state legislative proposals or voter initiatives to limit ad valorem real property taxes).

      Under the Federal Bankruptcy Code, political subdivisions, public agencies or other instrumentalities of any state (including municipalities) which are insolvent or unable to meet their debts as they mature and which meet certain other conditions may file a petition in Federal bankruptcy court. Generally, the filing of such a petition operates as a stay of any proceeding to enforce a claim against the debtor. The Federal Bankruptcy Code also requires the debtor to file a plan for the adjustment of its debts which may modify or alter the rights of creditors. Under such a plan the Federal bankruptcy court may permit the debtor to issue certificates of indebtedness which have priority over existing creditors and which could be secured. Any plan of adjustment confirmed by the court must be approved by the requisite majorities of creditors of different classes. If confirmed by the bankruptcy court, the plan would be binding upon all creditors affected by it. The Sponsor is unable to predict the effect these bankruptcy provisions may have on a Trust.

      Most of the Securities are subject to redemption prior to their stated maturity dates pursuant to optional refunding redemption and/or sinking fund provisions. In general, optional refunding redemption provisions are more likely to be exercised when the evaluation of a Security is at a premium over par than when it is at a discount from par. Generally, the evaluation of Securities will be at a premium over par when market interest rates fall below the coupon rate on such Securities. In addition, certain Securities may be redeemed in whole or in part other than by operation of the stated redemption or sinking fund provisions under certain unusual or extraordinary circumstances specified in the instruments setting forth the terms and provisions of such Securities. The redemption of a Security at par may result in a loss to a Trust. See Part A--``Schedule of Portfolio Securities'' for those Securities in the Portfolio of a Trust which as of the date of such schedule had a bid side evaluation in excess of par. Certain Securities in the Portfolio may be subject to sinking fund provisions during the life of a Trust. Such provisions are designed to redeem a significant portion of an issue of Securities gradually over the life of such issue. Particular bonds of an issue of Securities to be redeemed are generally chosen by lot. The ``Schedule of Portfolio Securities'' herein contains a listing of the optional refunding and sinking fund redemption provisions, if any, with respect to each of the Securities.

      DUE TO FLUCTUATIONS IN THE MARKET PRICE OF THE SECURITIES IN THE PORTFOLIO AND THE FACT THAT THE PUBLIC OFFERING PRICE INCLUDES A SALES CHARGE, AMONG OTHER FACTORS, THE AMOUNT REALIZED BY A UNIT HOLDER UPON THE REDEMPTION OR SALE OF UNITS MAY BE LESS THAN THE PRICE PAID FOR SUCH UNITS BY THE UNIT HOLDER. (SEE ``RIGHTS OF UNIT HOLDERS--REDEMPTION--COMPUTATION OF REDEMPTION PRICE PER UNIT'', HEREIN.)

      Unit Holders of a Trust not designated as Insured should omit the following and continue with ``Objectives and Securities Selection.'' All of the Securities in any Series not designated as Insured are not insured and the following section ``Insurance on the Securities in the Portfolio of an Insured Trust'' is inapplicable to such Series.

Insurance on the Securities in the Portfolio of an Insured Trust--General

      Each Insured National Municipal Trust is covered by one of the following two types of insurance (see Part A-- ``Summary'' for a description of the type of insurance applicable to the particular series therein; see ``The Trust-- Insurance on the Securities in the Portfolio of an Insured Trust--Insurers'' for a description of the insurers): (1) the Sponsor obtained insurance to maturity of the Securities from Financial Guaranty for certain of the Securities in the Portfolio; the balance of the Securities in the Portfolio are insured to maturity by insurance obtained by the Issuer from one among a group of insurers including Financial Guaranty (see ``The Trust--Insurance on the Securities in the Portfolio of an Insured Trust--Insured to Maturity''), or (2) each Security is insured to maturity by insurance obtained by the Issuer from one among a group of insurers including Financial Guaranty. (See ``The Trust--Insurance on the Securities in the Portfolio of an Insured Trust--Insured to Maturity.'')

      Each Insured Prudential Unit Trust is covered by one of the following four types of insurance (see Part A-- ``Summary'' for a description of the type of insurance applicable to the particular series therein; see ``The Trust-- Insurance on the Securities in the Portfolio of an Insured Trust--Insurers'' for a description of the insurers): (1) The Sponsor obtained insurance to maturity of the Securities from Financial Guaranty for certain of the Securities in the Portfolio; the balance of the Securities in the Portfolio are insured to maturity by insurance obtained by the Issuer from one among a group of insurers including Financial Guaranty (See ``The Trust--Insurance on the Securities in the Portfolio of one Insured Trust--Insured to Maturity'') or, (2) the Insured Trust obtained Portfolio Insurance from Financial Guaranty for all of the Securities in the Portfolio of an Insured Trust (see ``The Trust--Insurance on the Securities in the Portfolio of an Insured Trust--Portfolio Insurance''), or
(3) the Insured Trust obtained Portfolio
                                       9
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
Insurance from Financial Guaranty on certain Securities in the Portfolio; the balance of the Securities in the Portfolio are insured to maturity by insurance obtained by the Issuer from one among a group of insurers including Financial Guaranty (see ``The Trust--Insurance on the Securities in the Portfolio on an Insured Trust--Portfolio Insurance-- Insured to Maturity'') or (4) each Security is insured to maturity by insurance obtained by the Issuer from one among a group of insurers including Financial Guaranty. (See ``The Trust--Insurance on the Securities in the Portfolio or for Insured Trust--Insured to Maturity.'').

      Certain Securities in an Insured Trust may be insured both by insurance obtained from Financial Guaranty or other insurers by the Issuer of such Securities as well as under the Portfolio Insurance policy obtained by the Insured Trust. (See ``The Trust--Insurance on the Securities in the Portfolio of an Insured Trust--Portfolio Insurance--Insured to Maturity.'') Insurance obtained by an Insured Trust is effective only while the Securities thus insured are held in an Insured Trust.

Insurance on the Securities in the Portfolio of an Insured Trust--Portfolio Insurance

      In an effort to protect Unit Holders against delay in payment of interest and against principal loss, insurance (``Portfolio Insurance'') has been obtained by an Insured Trust from Financial Guaranty Insurance Company (``Financial Guaranty''), a New York stock insurance company, guaranteeing the scheduled payment of interest and principal with respect to certain of the Securities deposited in and delivered to an Insured Trust. The Portfolio Insurance policy obtained by an Insured Trust is noncancellable and will continue in force so long as an Insured Trust is in existence and the securities described in the policy continue to be held by each such Insured Trust (see Part A--``Schedule of Portfolio Securities''). The Deposited Units in an Insured Trust were rated AAA by Standard & Poor's Corporation on their respective dates of deposit as a result of the Portfolio Insurance obtained from Financial Guaranty by such previous series. As a result of this Portfolio Insurance the Units of an Insured Trust were rated AAA by Standard & Poor's Corporation as of the Date of Deposit. (See ``Bond Ratings''.)

      Insurance is not a substitute for the basic credit of an Issuer, but supplements the existing credit and provides additional security therefor. If an issue is accepted for insurance, a noncancellable policy for the scheduled payment of interest and principal on the Securities is issued by the Insurance Company. A single premium is paid by the Issuer for Securities insured by the Issuer and a monthly premium is paid by an Insured Trust for the Portfolio Insurance obtained by it, except for Securities covered by insurance obtained by the Issuer from Financial Guaranty, in which case no premiums for insurance are paid by an Insured Trust. Upon the sale of a Security from an Insured Trust, the Trustee, pursuant to an irrevocable commitment of Financial Guaranty, has the right to obtain permanent insurance (i.e. insurance to maturity of the Securities regardless of the identity of the holder thereof) (``Permanent Insurance'') with respect to such Security upon the payment of a single predetermined insurance premium from the proceeds of the sale of such Security. An Insured Trust will obtain and pay a premium for the Permanent Insurance upon the sale of a Security if the Sponsor determines that such sale will result in a net realization greater than would the sale of such Security without the purchase of such Permanent Insurance. Accordingly, any Security (other than a Deposited Unit) in an Insured Trust is eligible to be sold on an insured basis. Any Security in a Trust represented by a Deposited Unit is eligible to be sold on an insured basis. The premium for Permanent Insurance with respect to each Security is determined based upon the insurability of each Security as of the Date of Deposit and will not be increased or decreased thereafter. Standard & Poor's Corporation and Moody's Investors Service have rated the claims-paying ability of Financial Guaranty ``AAA'' and ``Aaa'', respectively.

      Neither the Public Offering Price nor any evaluation of Units for purposes of repurchases or redemptions reflects any element of value for the Portfolio Insurance obtained and the Permanent Insurance obtainable by an Insured Trust unless a Security is in default in payment of principal or interest or in significant risk of such default. The value of the Permanent Insurance will be equal to the difference between (i) the market value of defaulted Securities assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent Insurance) and (ii) the market value of such defaulted Securities not covered by Permanent Insurance. In addition, the Evaluator will consider the ability of Financial Guaranty to meet its commitments under an Insured Trust's insurance policy, including the commitments to issue Permanent Insurance. The value of any insurance obtained by the Issuer of a Security is reflected and included in the market value of such Security.

      Nonpayment of premiums on the policy obtained by an Insured Trust will not result in the cancellation of the insurance but will permit Financial Guaranty to take action against an Insured Trust to recover premium payments due it. Premium rates for each issue of Securities protected by the Portfolio Insurance obtained by an Insured Trust are fixed for the life of an Insured Trust. The premium for any insurance policy or policies obtained by an Issuer of
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
Securities has been paid in advance by such Issuer and any such policy or policies are noncancellable and will continue in force so long as the Securities so insured are outstanding.

      Under the provisions of the aforementioned insurance, Financial Guaranty unconditionally and irrevocably agrees to pay to Citibank, N.A., or its successor, as its agent (the ``Fiscal Agent''), that portion of the principal of and interest on the Securities which shall become due for payment but shall be unpaid by reason of nonpayment by the Issuer of the Securities and which has not been paid by insurance of the Security obtained by the Issuer. The term ``due for payment'' means, when referring to the principal of a Security, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity. When used in reference to interest on a Security, the term ``due for payment'' means the stated date for payment of interest. When, however, the interest on a Security shall have been determined (as provided in the underlying documentation relating to such Security) to be subject to Federal income taxation, the term ``due for payment'' also means, (i) when referring to the principal of such Security, the date on which such Security has been called for mandatory redemption as a result of such determination of taxability, and (ii) when referring to interest on such Security, the accrued interest at the rate provided in such documentation to the date on which such Security has been called for such mandatory redemption, together with any applicable redemption premium.

      Financial Guaranty will make such payments to the Fiscal Agent on the date such principal or interest becomes due for payment or on the business day next following the day on which Financial Guaranty shall have received notice of nonpayment, whichever is later. The Fiscal Agent will disburse to the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the Issuer but only upon receipt by the Fiscal Agent of (i) evidence of the Trustee's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment shall thereupon vest in Financial Guaranty. Upon such disbursement, Financial Guaranty shall become the owner of the Security, appurtenant coupon or right to payment of principal or interest on such Security and shall succeed to all of the Trustee's rights thereunder, including the right to payment thereof.

      In determining whether to insure bonds, Financial Guaranty has applied its own standards which are not necessarily the same as the criteria used in regard to the selection of bonds by the Sponsor. Financial Guaranty's determination to issue insurance with respect to a bond is made prior to or on the date of deposit of a bond in an Insured Trust. The Portfolio Insurance obtained by an Insured Trust covers Securities deposited in an Insured Trust and physically delivered to the Trustee or a custodian for an Insured Trust in the case of bearer bonds or registered in the name of the Trustee or its nominee or delivered along with an assignment in the case of registered bonds, or registered in the name of the Trustee or its nominee in the case of Securities held in book-entry form.

      Insurance obtained by an Insured Trust or by the Security Issuer does not guarantee the market value of the Securities or the value of the Units. The Portfolio Insurance obtained by an Insured Trust is effective only as to Securities owned by and held in such Insured Trust. In the event of a sale of any such Security by the Trustee, the insurance terminates as to such Security on the date of sale but the Trustee may exercise the right to obtain Permanent Insurance with respect to the Security upon the payment of an insurance premium from the proceeds of the sale of such Security. Except as indicated below, Portfolio Insurance obtained by an Insured Trust has no effect on the price or redemption value of Units. The Evaluator will attribute a value to the insurance obtained by an Insured Trust (including the right to obtain Permanent Insurance) for the purpose of computing the price or redemption value of Units only if the Securities covered by such insurance are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of such default. (See ``Public Offering of Units--Public Offering Price''.) Insurance obtained by the Issuer of a Security is effective so long as such Security is outstanding. Therefore, any such insurance may be considered to represent an element of market value in regard to the Securities thus insured, but the exact effect, if any, of such insurance on such market value cannot be predicted.

      The contract of insurance relating to an Insured Trust and the negotiations in respect thereof represent the only relationship between Financial Guaranty and the Trust. Otherwise neither Financial Guaranty nor its parent, FGIC Corporation, or any affiliate thereof has any significant relationship, direct or indirect, with a Trust or the Sponsor, except that the Sponsor has in the past and may from time to time in the future, in the normal course of its business, participate as sole underwriter or as manager or as a member of underwriting syndicates in the distribution of new issues of municipal bonds in which the investors or the affiliates of FGIC Corporation have or will be participants or for which a policy of insurance guaranteeing the scheduled payment of interest and principal has been obtained from
                                       11
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Financial Guaranty. Neither an Insured Trust nor the Units nor the Portfolio is
insured directly or indirectly by FGIC Corporation.

      Because of the Portfolio Insurance applicable to the Securities in an Insured Trust insuring the scheduled payment of principal and interest and on the basis of the financial condition and the method of operation of the insurer (Financial Guaranty), Standard & Poor's Corporation has assigned a ``AAA'' investment rating to an Insured Trust. This is the highest rating assigned to securities by Standard & Poor's Corporation. (See ``Bond Ratings''.) The obtaining of this rating by an Insured Trust should not be construed as an approval of the offering of the Units by Standard & Poor's Corporation or as a guarantee of the market value of an Insured Trust or the Units. Standard & Poor's Corporation has indicated that this rating is not a recommendation to buy, hold or sell Units nor does it take into account the extent to which expenses of an Insured Trust or sales by an Insured Trust of Securities for less than the purchase price paid by an Insured Trust will reduce payment to Unit Holders of the interest and principal required to be paid on the insured Securities. There is no guarantee that the ``AAA'' investment rating with respect to the Units will be maintained.

      The purpose of the Portfolio Insurance obtained by an Insured Trust is to obtain a higher yield on the Securities in the Portfolio than would be available if all the Securities in such Portfolio were uninsured and had the Standard & Poor's Corporation ``Aaa'' and/or Moody's Investors Service ``Aaa'' and/or Fitch Investors Service, Inc. AAA rating(s) and, at the same time to have the protection of Portfolio Insurance with respect to scheduled payment of interest and principal on the Securities. There is, of course, no certainty that such purpose will be realized.

Insurance on the Securities in the Portfolio of an Insured Trust--Insured to Maturity

      Certain of the Securities in an Insured Trust are insured to maturity as to the scheduled payment of interest and principal either at the cost of the Issuer at the time of issuance or by other entities (for Securities insured prior to the Date of Deposit by AMBAC, Cap. Gty., Connie Lee, IIC, MBIA, MBIAC, BIG+ or Financial Guaranty) (the ``Insurers'' or each individually an ``Insurer'') or at the cost of the Sponsor, effective on the Date of Deposit (for Securities which were not insured at the time of issuance). The premium for any insurance policy or policies obtained by an Issuer of securities has been paid in advance by such Issuer and the insurance policies are non-cancellable and will continue in force so long as Securities are outstanding and the insurers remain in business. The respective insurance policies guarantee the scheduled payment of principal and interest on but do not guarantee the market value of the Securities covered by each policy or the value of the Units. In the event the Issuer of an insured Security defaults in payment of interest or principal, the insurance company insuring the Security will be required to pay to the Trustee any interest or principal payments due. Only Securities covered by a bond insurance policy may be deposited in an Insured Trust. Payment under each of the insurance policies is to be made in respect of principal of and interest on Securities covered thereby which becomes due for payment but is unpaid. Each such policy provides for payment of the defaulted principal or interest due to a trustee or paying agent. In turn, such trustee or paying agent will make payment to the bondholder (in this case, the Trustee) upon presentation of satisfactory evidence of such bondholder's right to receive such payment.

      Because the Securities are insured as to the scheduled payment of principal and interest and on the basis of the creditworthiness and claims-paying ability of certain insurers, Standard & Poor's Corporation, Moody's Investors Service or Fitch Investors Service, Inc. have assigned to those Securities in a Trust insured by such insurers, with the exception of IIC, an investment rating of ``AAA'', ``Aaa'' or ``AAA'', respectively. (See ``Insurance on the Securities in the Portfolio of an Insured Trust--Insurers.'') This is the highest rating assigned to securities by Standard & Poor's Corporation, Moody's Investors Service or Fitch Investors Service, Inc. On July 13, 1990, Standard & Poor's Corporation lowered the ratings of IIC's claims-paying ability to A+; consequently, the Bonds insured by IIC are rated A+ (see ``Bond Ratings''). The obtaining of a rating by a Trust should not be construed as an approval of the offering of the Units by Standard & Poor's Corporation, Moody's Investors Service or Fitch Investors Service, Inc. or as a guarantee of the market value of the Trust or the Units.

      Under the provisions of their insurance policies, the Insurers unconditionally and irrevocably agree to pay their respective paying agent(s), if any, that portion of the principal of and interest on the insured Securities which shall become due for payment but shall be unpaid by reason of nonpayment by the Issuer of the Securities. The term ``due for payment'' means, when referring to the principal of a Security, its stated maturity date or the date on which it shall have been called for mandatory sinking fund redemption and does not refer to any earlier date on which payment is due
------------------

+Securities originally insured by BIG have been reinsured by MBIAC pursuant to reinsurance agreements.

                                       12
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by reason of call for redemption (other than by mandatory sinking fund redemption), acceleration or other advancement of maturity and means, when referring to interest on a Security, the stated date for payment of interest; provided, however, that when the interest on a Security shall have been determined, as provided in the documentation relating thereto, to be subject to Federal income taxation, ``due for payment'' means, when referring to the principal of such Security (after September 6, 1989 for a National Municipal Trust), the date on which such Security has been called for mandatory redemption as a result of such determination of taxability (prior to September 6, 1989 the National Municipal Trust insurance policies generally did not provide for redemption as a result of a taxability determination), and when referring to interest on such Security, the accrued interest at the rate provided in such documentation to the date on which such Security has been called for such mandatory redemption, together with any applicable redemption premium.

      The Insurers will make such payments to their respective paying agents on the date such principal or interest becomes due for payment or on the business day next following the day on which the Insurers shall have received notice of nonpayment, whichever is later. The Paying Agent will disburse to the Trustee the face amount of principal and interest which is then due for payment but is unpaid by reason of nonpayment by the Issuer but only upon receipt by the Paying Agent, of (i) evidence of the Trustee's right to receive payment of the principal or interest due for payment and (ii) evidence, including any appropriate instruments of assignment, that all of the rights to payment of such principal or interest due for payment shall thereupon vest in the respective Insurer. Upon such disbursement, the Insurer shall succeed to all of the rights of the Trustee in the bond, appurtenant coupon or right to payment of prinicpal or interest on such Security, as the case may be, including the right to payment thereof.

      In general, the insurance policies are noncancellable and will remain in force as long as the Securities insured by such policy remain outstanding. Insurance does not guarantee the market value of the Securities or the value of the Units. However, any such insurance may be considered to represent an element of market value in regard to the Securities thus insured, but the exact effect, if any, of this insurance on such market value cannot be predicted. The insurance also does not guarantee the premium paid for a Security that is called for redemption prior to maturity.

      In determining to insure Securities, each Insurer has applied its own standards which correspond generally to the standards it has established for determining the insurability of new issues of municipal bonds and which are not necessarily the criteria used in regard to the selection of Securities by the Sponsor. To the extent the Insurer's standards are more restrictive than those of the Sponsor, a Trust's investment criteria have been limited with respect to the Securities insured to the more restrictive standards. The cost of the insurance has been paid either by the Issuers at the time of issuance or by other entities or by the Sponsor on the Date of Deposit.

Insurance on the Securities in the Portfolio of an Insured Trust--Insurers

AMBAC Indemnity Corporation

      AMBAC Indemnity Corporation (``AMBAC Indemnity'') is a Wisconsin-domiciled stock insurance company, regulated by the Insurance Department of Wisconsin. Such regulation, however, is no guarantee that AMBAC Indemnity will be able to perform on its contracts of insurance in the event a claim should be made thereunder at some time in the future. AMBAC Indemnity is licensed to do business in 50 states, the District of Columbia and the Commonwealth of Puerto Rico, with admitted assets (unaudited) of approximately $1,490,000,000 and statutory capital (unaudited) of approximately $839,000,000 as of June 30, 1992. Statutory capital consists of statutory contingency reserve and AMBAC Indemnity's policyholders' surplus. AMBAC Indemnity is a wholly-owned subsidiary of AMBAC, Inc., a 100% publicly-held Company. Moody's Investors Service, Inc. and Standard & Poor's Corporation have both assigned a triple-A claims-paying ability rating to AMBAC Indemnity.

Connie Lee Insurance Co.

      Connie Lee Insurance Co. (``Connie Lee''), a Wisconsin stock insurance company, is owned by the College Construction Loan Insurance Association, an insurance holding company authorized and established by Congress as a private corporation under the laws of the District of Columbia. The legislation establishing the company stipulated that it provide a mix of direct insurance and reinsurance business to issuers incurring debt obligations for an ``educational facilities purpose.'' The enabling legislation calls for Connie Lee to provide credit enhancement services to colleges, universities, teaching hospitals, and other educational institutions. As of September 30, 1992, policyholders' surplus (unaudited) was $101,704,000, stockholders' equity (unaudited) was $133,515,000 and total assets (unaudited) were $180,800,000. Standard & Poor's Corporation has rated the claims-paying ability of Connie Lee ``AAA''.

                                       13
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Capital Guaranty Insurance Company

      Capital Guaranty Insurance Company (``Cap. Gty.''), a Maryland-domiciled insurance company, which was incorporated in Maryland on June 25, 1986, and commenced its operations in November 1986 is a wholly-owned subsidiary of Capital Guaranty Corporation. Capital Guaranty Corportion is owned by Constellation Investments Inc. (an affiliate of Baltimore Gas & Electric Company), Fleet Financial Group Inc., Safeco Corp., Sibag Finance Corp. (and affiliate of Siemens A.G.) and United States Fidelity and Guaranty Company (``USF&G'') and management. Cap. Gty. a monoline financial guaranty insurer insures general obligation, tax supported and revenue bonds structured as tax-exempt and taxable securities as well as selectively insures taxable corporate/asset backed securities. Cap. Gty.'s insured portfolio currently includes over $13 billion in total principal and interest insured. As of September 30, 1992, the total policyholders' surplus of Cap. Gty. was $128,424,292 (unaudited), and the total admitted assets were $219,899,728 (unaudited) as reported to the Insurance Department of the State of Maryland. Standard & Poor's Corporation has rated the claims-paying ability of Cap. Gty. ``AAA.''

Financial Security Assurance

      Financial Security Assurance (``FSA'') is a monoline insurance company incorporated on March 16, 1984 under the laws of the State of New York. FSA is approximately 91.6% owned by US WEST, Inc. and 8.4% owned by Tokio Marine and Fire Insurance Co., Ltd. (``Tokio Marine''). US WEST, Inc. operates businesses involved in communications, data solutions, marketing services and capital assets, including the provision of telephone services in 14 states in the western and mid-western United States. Tokio Marine is a major Japanese property and casualty insurance company. No shareholder of FSA is obligated to pay any debt of FSA or any claim under any insurance policy issued by FSA or to make any additional contribution to the capital of FSA. FSA and its two wholly-owned subsidiaries are licensed to engage in financial guaranty insurance business in 48 states, the District of Columbia and Puerto Rico.

      FSA and its subsidiaries are engaged exclusively in the business of writing financial guaranty insurance, principally in respect of securities offered in domestic and foreign markets. FSA and its subsidiaries principally insure asset-backed, collateralized and municipal securities.

      Pursuant to an intercompany agreement, liabilities on financial guaranty insurance written by FSA or either of its subsidiaries are reinsured among such companies on an agreed-upon percentage substantially proportional to their respective capital, surplus and reserves, subject to applicable statutory risk limitations. In addition, FSA reinsures a portion of its liabilities under certain of its financial guaranty insurance policies with other reinsurers under various quota share treaties and on a transaction-by-transaction basis.

      As of June 30, 1992, the Unearned premium reserve of FSA was $208,438,000 (unaudited) and its total shareholder's equity was $590,544,000 (unaudited). FSA's claims-paying ability is rated ``Aaa'' by Moody's Investors Service, Inc. and ``AAA'' by Standard & Poor's Corporation.

Industrial Indemnity Company

      Industrial Indemnity Company (``IIC'') is a wholly-owned subsidiary of Crum and Forster, Inc. Crum and Foster, Inc. also wholly owns four other insurance company subsidiaries. The insurance written by IIC and said four subsidiaries is pooled pursuant to a Reinsurance Participation Agreement among such five companies. The total assets and policyholders' surplus of such five companies on a combined statutory basis as of June 30, 1992 was $9,534,089,276 and $1,545,631,405, respectively. Standard & Poor's Corporation has rated the claims-paying ability of IIC ``A+.''

MBIA

      The insurance companies comprising MBIA and their respective percentage liabilities are as follows: The Aetna Casualty and Surety Company, thirty-three percent (33%); The Fireman's Fund Insurance Company, thirty percent (30%); The Travelers Indemnity Company, fifteen percent (15%); Cigna Property and Casualty Company, twelve percent (12%); and The Continental Insurance Company, ten percent (10%). All policies are individual obligations of the participating insurance companies and their obligations thereunder cannot be increased beyond their percentage commitment, therefore, each company will not be obligated to pay any unpaid obligation of any other member of MBIA. Each insurance company's participation is backed by all of its assets. However, each insurance company is a multiline insurer involved in several lines of insurance other than municipal bond insurance, and the assets of each insurance company also secure all of its other insurance policy and surety bond obligations. The total New York statutory assets of the participating insurance companies as of December 1991 was $34,804,892,000. Standard & Poor's Corporation rates all new issues insured by MBIA ``AAA'' and Moody's Investors Service rates all bond issues insured by MBIA ``Aaa''.

                                       14
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MBIAC

      MBIAC is the principal operating subsidiary of MBIA, Inc. MBIA, Inc. is not obligated to pay the debts of or claims against MBIAC. MBIAC is a limited liability corporation rather than a several liability association. MBIAC is domiciled in the State of New York and licenced to do business in all 50 states, the District of Columbia and the Commonwealth of Puerto Rico.

      As of June 30, 1992, MBIAC had admitted assets (unaudited) of $2.3 billion, total liabilities (unaudited) of $1.6 billion, and total capital and surplus (unaudited) of $746 million, in accordance with statutory accounting practices prescribed or permitted by insurance regulatory authorities. Standard & Poor's Corporation rates all new issues insured by MBIAC and Moody's Investors Service rates all bond issues insured by MBIAC ``AAA'' and ``Aaa'', respectively.

FINANCIAL GUARANTY

      Financial Guaranty is a wholly-owned subsidiary of FGIC Corporation, a Delaware holding company. Financial Guaranty, domiciled in the State of New York and located at 175 Water Street, New York, New York 10038, commenced its business of providing insurance and financial guaranties for a variety of investment instruments in January, 1984. FGIC Corporation is a wholly-owned subsidiary of General Electric Capital Corporation. FGIC Corporation and General Electric Capital Corporation are not obligated to pay the debts of or the claims against Financial Guaranty.

      Financial Guaranty, in addition to providing insurance for the payment of interest on and principal of municipal bonds and notes held in unit investment trust portfolios, provides insurance for all or portions of new issues of municipal bonds and notes and municipal bonds and notes held by mutual funds. Financial Guaranty expects to provide other forms of financial guaranties in the future. It is also authorized to write fire, property damage liability, workmen's compensation and employer's liability and fidelity and surety insurance. As of September 30, 1992, the total capital and surplus of Financial Guaranty was approximately $601,985,000. Although the Sponsor has not undertaken an independent investigation of Financial Guaranty, the Sponsor is not aware that the information herein is inaccurate or incomplete. Fitch Investors Service Inc., Standard & Poor's Corporation and Moody's Investors Service have rated the claims-paying ability of Financial Guaranty ``AAA'', ``AAA'' and ``Aaa,'' respectively.

      Financial Guaranty is currently authorized to provide insurance in 49 states and the District of Columbia, files reports with state insurance regulatory agencies and is subject to audit and review by such authorities. Financial Guaranty is also subject to regulation by the State of New York Insurance Department. Such regulation, however, is no guarantee that Financial Guaranty will be able to perform on its commitments or contracts of insurance in the event claims should be made thereunder at some time in the future.

      The information contained above relating to the above referenced insurers has been furnished by publicly available sources including the respective insurers. The financial information contained herein is unaudited but appears in reports or other materials filed with state insurance regulatory authorities and is subject to audit and review by such authorities. No representation is made herein as to the accuracy or adequacy of such information or as to the absence of material adverse changes in such information subsequent to the date thereof, but the Sponsor is not aware that the information herein is inaccurate or incomplete.

      Because the Securities in an Insured Trust are insured by the Insurance Companies as to the scheduled payment of principal and interest and on the basis of the financial condition and the method of operation of the Insurance Companies, Standard & Poor's Corporation has assigned a ``AAA'' investment rating to Units of certain Insured Trusts. This is the highest rating assigned to securities by Standard & Poor's Corporation. (See ``Bond Ratings''.) The obtaining of this rating by an Insured Trust should not be construed as an approval of the offering of the Units by Standard & Poor's Corporation or as a guarantee of the market value of an Insured Trust or the Units. Standard & Poor's Corporation has indicated that this rating is not a recommendation to buy, hold or sell Units nor does it take into account the extent to which expenses of an Insured Trust or sales by an Insured Trust of Securities for less than the purchase price paid by an Insured Trust will reduce payment to Unit Holders of the interest and principal required to be paid on the insured Securities. There is no guarantee that the ``AAA'' investment rating with respect to the Securities or Units will be maintained.

Objectives and Securities Selection

      The objectives of each Trust are the providing of interest income which, in the opinion of counsel is, under existing law, excludable from gross income for Federal income tax purposes (except in certain instances depending on the Unit Holder) through investment in a fixed portfolio consisting primarily of long-term (intermediate term or selected term in
                                       15
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
the case of certain Trusts) state, municipal and public authority debt obligations, and (with a certain exception discussed above) the conservation of capital. In addition, in the opinion of counsel, interest income of each State Trust is exempt, to the extent indicated, from state and any local income taxes in the state for which such State Trust is named. There is, of course, no guarantee that a Trust's objectives will be achieved.

      In selecting Securities for a Trust, the following factors, among others, were considered (a) ratings as of the Date of Deposit of A or better by Standard & Poor's Corporation, Moody's Investors Service or Fitch Investors Service, Inc. except for certain Trusts rated BBB or better (or in the case of a certain National Municipal Trust B or better) by Standard & Poor's Corporation, Moody's Investors Service or Fitch Investors Service, Inc. or comparable credit characteristics in the opinion of the Prudential Investment Corporation, the Sponsor's affiliate, (b) maturities or mandatory payment dates consistent with the life of a Series, (c) price (and market discount in the case of Securities in any Discount Series) of the Securities relative to other securities of comparable quality and maturity, (d) the availability, rating of the claims paying ability of an insurer, and cost of insurance of the scheduled payment of principal and interest, when due, on the Securities in an Insured Series, (e) diversification of the Securities as to purpose and location of Issuer (purpose only in the case of State Trusts) and (f) all the Securities are obligations of the states, counties, territories or municipalities of the United States and authorities or political subdivisions thereof, so that the interest on them will in the opinion of bond counsel to the issuing government authorities, be exempt from Federal income tax under existing Federal law.

      The Sponsor and/or an affiliate thereof intend to continuously monitor developments affecting the Securities in each Trust in order to determine whether the Trustee should be directed to dispose of any such Securities (See ``Sponsor--Responsibility'').

      A Trust may contain Securities which were acquired through the Sponsor's participation as sole underwriter or manager or as a member of the underwriting syndicate for such Securities. (See Part A--``Portfolio Summary,'' herein.) An underwriter typically purchases securities, such as the Securities in any Trust, from the Issuer on a negotiated or competitive bid basis in order to market such securities to investors at a profit.

      The yields on Securities of the type deposited in each Trust are dependent on a variety of factors, including interest rates, general conditions of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issue. The ratings represent the opinions of the rating organizations as to the quality of the securities which they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, securities with the same maturity, coupon and rating may have different yields, while securities of the same maturity and coupon with different ratings may have the same yield.

The Units

      On a recent date each Unit in a Trust represented a fractional undivided interest in the principal and net income of such Trust as is set forth in Part A--``Summary of Essential Information.'' If any Units are redeemed after such date by the Trustee, the face amount of Securities in such Trust will be reduced by an amount allocable to redeemed Units and the fractional undivided interest in such Trust represented by each unredeemed Unit will be increased although the relative interest in the Trust represented by each such Unit will remain unchanged. Units will remain outstanding until redeemed upon tender to the Trustee by any Unit Holder, which may include the Sponsor, or until the termination of the Trust. (See ``Amendment and Termination of the Indenture--Termination.'')

Estimated Annual Income Per Unit

      On a recent date, the Estimated Net Annual Income per Unit of a Trust was the amount set forth above under Part A--``Summary of Essential Information.'' This figure is computed by dividing the estimated annual income per Unit (i.e., less estimated annual fees and expenses of the Sponsor, the Trustee, counsel and the Evaluator), ignoring any original issue discount, by the number of Units outstanding. Thereafter, the estimated net annual income per Unit for a Trust will change whenever Securities mature, are redeemed or are sold, or as the expenses of a Trust change. The fees
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
of the Trustee, the Sponsor, counsel and the Evaluator are subject to change without the consent of Unit Holders. (See ``Expenses and Charges,'' herein.)

      Interest on the Securities, less estimated expenses of a Trust, is expected to accrue at the daily rate shown under Part A--``Summary of Essential Information,'' herein. This rate will change as Securities mature, are redeemed or are sold, or as the expenses of a Trust change.

      The Public Offering Price will vary due to fluctuations in the bid side evaluations of the Securities and the net annual income per Unit may change as Securities mature, are redeemed or are sold or as the expenses of a Trust change.

                                   TAX STATUS

      In the opinion of bond counsel to the issuing governmental authorities, interest income on the Securities comprising the Portfolio of each Trust is (except in certain instances depending upon the Unit Holder, as described below) exempt from Federal income tax under the provisions of the Internal Revenue Code as in effect at the date of issuance and, in the case of each state series, the specified state and local income tax with respect to individuals resident in such state and locality. In the case of Securities issued at a time when the 1954 Code was in effect, redesignation of the Code as the Internal Revenue Code of 1986 (the ``Code'' or the ``1986 Code'') has not adversely affected the exemption from Federal income tax of interest income on such Securities. Gain (exclusive of any earned original issue discount) realized on sale or redemption of the Securities or on sale of a Unit is, however, includable in gross income for Federal income tax purposes and for state and local income tax purposes generally. (It should be noted in this connection that such gain does not include any amounts received in respect of accrued interest.) Such gain may be capital gain or ordinary income and if capital gain may be long or short-term depending upon the facts and circumstances. Securities selling at market discount tend to increase in market value as they approach maturity when the principal amount is payable, thus increasing the potential for taxable gain on their maturity, redemption or sale.

      In the opinion of Messrs. Cahill Gordon & Reindel, special counsel for the Sponsor, under existing law:

           None of the Trusts is an association taxable as a corporation for Federal income tax purposes, and interest on an underlying Security which is exempt from Federal income tax under the Code when received by a Trust will retain its status as tax exempt interest for Federal income tax purposes to the Unit Holders.

           Each Unit Holder will be considered the owner of a pro rata portion of a Trust's assets under Sections 671-678 of the Code. Each Unit Holder will be considered to have received his pro rata share of interest derived from a Trust's assets when it is received by the Trust and each Unit Holder will have a taxable event when an underlying Security is disposed of (whether by sale, exchange, redemption, or payment at maturity) or when the Unit Holder redeems or sells his Units. The total tax cost of each Unit to a Unit Holder is allocated among each of the underlying Securities (in accordance with the proportion of a Trust's assets comprised by each Security) in order to determine his per Unit tax cost for each Security, and the tax cost reduction requirements of the Code relating to amortization of bond premium will apply separately to the per Unit tax cost of each Security. Therefore, under some circumstances a Unit Holder may realize taxable gains when his Units are sold or redeemed for an amount equal to or less than his original cost.

      If proceeds received by a Trust upon the sale or redemption of an underlying Security exceed a Unit Holder's adjusted tax cost allocable to the Security disposed of, that Unit Holder will realize a taxable gain to the extent of such excess. Conversely, if the proceeds received by a Trust upon the sale or redemption of an underlying Security are less than a Unit Holder's adjusted tax cost allocable to the Security disposed of, that Unit Holder will realize a loss for tax purposes to the extent of such difference. Under the Code net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) of individuals, estates and trusts is subject to a maximum nominal tax rate of 28%. Such capital gain, may, however result in a disallowance of itemized deductions and/or affect a personal exemption phase-out.

      In the case of certain of the underlying Securities comprising the Portfolio of a Trust, the opinions of bond counsel indicate that although interest on such underlying Securities is generally exempt from Federal income tax, such underlying Securities are ``industrial development bonds'' under the 1954 Code or ``private activity bonds'' under the 1986 Code as those terms are defined in the relevant Code provisions, and interest on such underlying Securities will not be exempt from Federal income tax for any period during which such underlying Securities are held by a ``substantial user'' of the facilities financed by the proceeds of such underlying Securities (or a ``related person'' to such a ``substantial user''). In the opinion of Messrs. Cahill Gordon & Reindel, interest attributable to such underlying Securities (although not subject to Federal income tax to the Trust), if received by a Trust for the account of a Unit
                                       17
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
Holder who is such a ``substantial user'' or ``related person,'' will be taxable (i.e., not tax exempt) to the same extent as if such underlying securities were held by the Unit Holder directly as owner. No investigation as to the users or of the facilities financed by the underlying Securities has been made by the Sponsor or its counsel. Investors should consult their tax counsel for advice with respect to the effect of these provisions on their particular tax situations.

      Furthermore, exemption of interest on a security from regular federal income tax requires that the issuer of the security (or other user of the security proceeds) meet certain ongoing compliance requirements. Failure to meet these requirements could result in loss of the exemption and such loss of exemption could apply retroactively from the date of issuance. A security may provide that if a loss of exemption is determined to have occurred, the security is immediately due and payable; and, in the case of a secured security, that the security can be reached if the security is not then paid. If such a loss of exemption were to occur and the security did not contain such an acceleration clause, or if the acceleration did not in fact result in payment of the security, the affected security would likely be sold as a taxable security. Sale of a security as a taxable security would likely result in a realization of proceeds less than the cost of the security.

      Persons in receipt of Social Security benefits should be aware that the amount of Social Security benefits includible in gross income for a taxable year is the lesser of (i) one-half of the Social Security benefits or (ii) one-half of the amount by which the sum of ``modified adjusted gross income'' plus one-half of the Social Security benefits exceeds a ``base amount''. The base amount is (a) $25,000 for an unmarried taxpayer, (b) $32,000 for married taxpayers filing a joint return, and (c) zero for married taxpayers not living apart who file separate returns. Modified adjusted gross income is adjusted gross income determined without regard to certain otherwise allowable deductions and exclusions from gross income, plus tax exempt interest on municipal obligations including interest on the Securities. To the extent that Social Security benefits are includible in gross income they will be treated as any other item of gross income, and therefore may be taxable.

      THE EXEMPTION OF INTEREST ON MUNICIPAL OBLIGATIONS FOR FEDERAL INCOME TAX PURPOSES DOES NOT NECESSARILY RESULT IN EXEMPTION UNDER ANY OTHER FEDERAL TAX LAW OR UNDER THE INCOME OR OTHER TAX LAWS OF ANY STATE OR CITY. THE LAWS OF THE SEVERAL STATES VARY WITH RESPECT TO THE TAXATION OF SUCH OBLIGATIONS. (See ``Rights of Unit Holders--Reports and Records.'')

      The Portfolio of a Trust may contain zero coupon bond(s) or one or more other Securities which were originally issued at a discount (``original issue discount''). In general, original issue discount can be defined as the difference between the price at which a Security was issued and its stated redemption price at maturity. In the case of a Security issued before September 4, 1982, original issue discount is deemed to accrue (be ``earned'') as tax-exempt interest ratably over the period from the date of issuance of the Security to the date of maturity and is apportioned among the original holder of the obligation and subsequent purchasers in accordance with a ratio the numerator of which is the number of calendar days the obligation was owned by the holder and the denominator of which is the total number of calendar days from the date of issuance of the obligation to its date of maturity. Gain or loss upon the disposition of an original issue discount Security in a Portfolio is measured by the difference between the amount realized upon disposition of and the amount paid for such obligation. A holder is entitled, however, to exclude from gross income that portion of such gain attributable to accrued interest and the ``earned'' portion of original issue discount.

      In the case of a Security issued after September 3, 1982, original issue discount is deemed to accrue on a constant interest method which corresponds, in general, to the economic accrual of interest (adjusted to eliminate proportionately on an elapsed-time basis any excess of the amount paid for the Security over the sum of the issue price and the accrued original issue discount on the acquisition date). The Unit Holder's tax basis in the Security is increased by the amount of original issue discount that is deemed to accrue and is included in gross income by the Unit Holder while a Unit Holder holds his Units and the Trust holds the Security. The difference between the amount realized on a disposition of the Security (ex currently accrued interest) and the adjusted tax basis of the Security will give rise to taxable gain or deductible loss upon a disposition of the Security by a Trust (or a sale or redemption of Units by a Unit Holder).

      The Code provides, generally, that adjustments to taxable income to produce alternative minimum taxable income for corporations will include 75% of the amount by which adjusted current earnings (which would include tax-exempt interest) of the taxpayer exceeds the alternative minimum taxable income of the taxpayer before any amount is added to alternative minimum taxable income because of this preference.

      The Code also imposes an additional 12/100% ($12.00 per $10,000) environmental tax on the alternative minimum taxable income (determined without regard to any alternative tax net operating loss deduction) of a
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
corporation in excess of $2,000,000 for each taxable year beginning before January 1, 1996. The environmental tax is an excise tax and is deductible for United States Federal income tax purposes (but not for purposes of the environmental tax itself). Although the environmental tax is based on alternative minimum taxable income, the environmental tax must be paid in addition to any Federal income taxes payable by the corporation.

      From time to time proposals have been introduced before Congress the purpose of which is to restrict or eliminate the Federal income tax exemption for interest on securities similar to the Securities in a Trust or to require treatment of such interest as a ``tax preference'' for alternative minimum tax purposes, and it can be expected that similar proposals may be introduced in the future. A Trust and the Sponsor cannot predict what legislation, if any, in respect of the tax status of interest on Securities may be proposed by the Executive Branch or by members of Congress, nor can they predict which proposals, if any, might be enacted or whether any legislation if enacted would apply to the Securities in a Trust.

      In addition, investors should be aware that no deduction is allowed for Federal income tax purposes for interest on indebtedness incurred or continued to purchase or carry Units in a Trust. Under rules used by the Internal Revenue Service for determining when borrowed funds are considered used for the purpose of purchasing or carrying particular assets, the purchase of Units may be considered to have been made with borrowed funds even though the borrowed funds are not directly traceable to the purchase of the Units. Under the Code gain realized on sale or redemption of certain bonds attributable to market discount will be treated as interest income rather than capital gain. This provision does not apply to bonds yielding tax-exempt income.

New York Trust

           In the opinion of Messrs. Cahill Gordon & Reindel, special New York counsel on New York tax matters, under existing law:

           Under the income tax laws of the State and City of New York, the income of each Trust will be treated as the income of its Unit Holders.

           Interest on the underlying debt obligations which is exempt from tax under the laws of the State and City of New York when received by the New York Trust will retain its status as tax-exempt interest to its Unit Holders. (Interest on the underlying obligations in the New York Trust is, however, not excludable from income in determining the amount of the income-based (i) New York State franchise taxes on business and financial corporations or (ii) the New York City general corporation tax and the New York City financial corporation tax.) The minimum income taxes imposed by New York State and New York City on individuals, estates and trusts exclude from their taxable bases the Federal tax preference item with respect to tax-exempt interest.

           Non-residents of New York City will not be subject to the City personal income tax on gains derived with respect to their Units. Non-residents of the State will not be subject to New York State personal income tax on such gains unless the Units are employed in a business, trade or occupation carried on in New York State. A New York State or City resident should determine his basis and holding period for his Units in the same manner for New York State and City personal income tax purposes as for Federal income tax purposes.

Insured Prudential Unit Trusts--Date of Deposit on or prior to May 22, 1985

      Messrs. Cahill Gordon & Reindel, relying upon the opinion of Brown & Wood, mentioned below as to proceeds received under a Financial Guaranty Policy, and on the assumptions mentioned below regarding proceeds received under policies of other insurers, are also of the opinion that (i) proceeds received pursuant to the terms of such insurance policies which represent matured interest on a defaulted obligation will be excludable from gross income under the personal income tax laws of the State and City of New York, if and to the same extent such interest would have been so excludable if paid by the Issuer of such defaulted obligation and (ii) assuming that each of the other insurance policies has been validly issued, is of standard form with respect to subrogation and does not relieve the Issuer of the Security of its obligations thereunder, proceeds received under such insurance policies representing matured
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
interest on a defaulted obligation will likewise be excludable from Federal gross income if, and to the same extent, such interest would have been so excludable if paid by the Issuer of such defaulted obligation.

Insured Prudential Unit Trusts--Date of Deposit on or prior to April 2, 1986

      Messrs. Cahill Gordon & Reindel, relying upon the opinion of Brown & Wood mentioned below as to proceeds received under a Financial Guaranty Policy, are also of the opinion that proceeds received pursuant to the terms of such insurance policy which represents matured interest on a defaulted obligation will be excludable from gross income under the personal income tax laws of the State and City of New York, if, and to the same extent, such interest would have been so excludable if paid by the Issuer of such defaulted obligation.

           In the case of Securities insured as of the Date of Deposit by Financial Guaranty, in the opinion of Brown & Wood, as a special tax counsel for Financial Guaranty:

           ``[A]ny proceeds received pursuant to the terms of the [i]nsurance [p]olic[y] [issued by Financial Guaranty in respect of the Securities in the Trust] which represent maturing interest on defaulted obligations will be excludable from Federal gross income if, and to the same extent, such interest would have been so excludable if paid by the Issuer of such defaulted obligations.''

Insured Prudential Unit Trusts--Date of Deposit after April 2, 1986 and National Municipal Trusts

      Furthermore, assuming that the applicable insurance policy has been validly issued, is of standard form with respect to subrogation and does not relieve the Issuer of the Security of its obligations thereunder, Messrs. Cahill Gordon & Reindel are of the opinion that proceeds received under the insurance policy representing matured interest on a defaulted obligation will be excludable from Federal gross income and from New York State gross income under the personal income tax laws of the State and City of New York if, and to the same extent, such interest would have been so excludable if paid by the Issuer of such defaulted obligation.

      Opinions relating to the validity of the underlying Securities and the exemption of interest thereon from Federal income tax are rendered by bond counsel to the issuing governmental authorities. It is the view of the Prudential Investment Corporation, the Sponsor's affiliate, that interest on the Securities will not be a tax preference item unless otherwise indicated on the ``Schedule of Portfolio Securities'' as Securities the interest on which is in the opinion of bond counsel, treated as a tax preference item for alternative minimum tax purposes. See ``Schedule of Portfolio Securities''. Neither the Sponsor nor its counsel have made any review of proceedings relating to the issuance of underlying Securities or the bases for bond counsel's opinions or the view of the Prudential Investment Corporation, the Sponsor's affiliate. The Sponsor and its Counsel are, however, aware of nothing which would indicate to the contrary.

      Investors should consult their own tax advisors with respect to the applicability of the foregoing general comments to their own particular situations and as respects state and local tax consequences of an investment in Units.

                            PUBLIC OFFERING OF UNITS

Public Offering Price

      The Public Offering Price of Units is computed by adding to the aggregate bid price of the Securities in a Trust, any money in the Principal Account other than money required to redeem tendered Units, dividing such sum by the number of Units outstanding, and then adding a sales charge as set forth in the tables below under Volume Discount. A proportionate share of accrued and undistributed interest on the Securities to the settlement date for Units purchased is also added to the Public Offering Price.

      The Public Offering Price on a date subsequent to the date listed on the ``Summary of Essential Information'' in Part A may vary from the Public Offering Price set forth on the ``Summary of Essential Information'' in accordance with fluctuations in the evaluation of the underlying Securities in the Trust.

      The aggregate bid prices of the Securities in a Trust, as is appropriate, shall be determined for a Trust by the Evaluator in the following manner: (a) on the basis of current bid prices for the Securities as obtained from investment dealers or brokers (including the Sponsor) who customarily deal in securities comparable to those held in the Trust, (b) if there is no market for such securities, and bid prices are not available, prices for comparable securities,
(c) by determining the value of the Securities on the bid side of the market by appraisal, or (d) by any combination of the above. Unless a Security is in default in payment of principal or interest or in significant risk of such default, the Evaluator will not attribute any value to the Portfolio Insurance obtained by a Prudential Unit Trusts Insured Trust or to an Insured Trust's right to secure Permanent Insurance with respect to such Security in the event of a sale of such

Security. The value of insurance obtained for a security by the Issuer of a Security or by the Sponsor on the Date of Deposit is reflected and included in the market value of such Security. Evaluations for purposes of secondary market transactions by the Sponsor and redemptions by the Trustee will be made each business day as of the Evaluation Time, effective for all redemptions made subsequent to the last preceding determination.

      The Evaluator will consider in its evaluation of Securities which are in default in payment of principal or interest or, in the Sponsor's opinion, in significant risk of such default (the ``Defaulted Security'') and which are covered by Portfolio Insurance obtained by an Insured Trust and which may be covered by Permanent Insurance upon a sale of a Defaulted Security, the value of the insurance guaranteeing interest and principal payments. The value of the insurance will be equal to the difference between (i) the market value of Defaulted Securities assuming the exercise of the right to obtain Permanent Insurance (less the insurance premium attributable to the purchase of Permanent Insurance) and (ii) the market value of such Defaulted Securities not covered by Permanent Insurance. In addition, the Evaluator will consider the ability of Financial Guaranty to meet its commitments under an Insured Trust's insurance policy, including the commitments to issue Permanent Insurance.

Public Distribution

      Unsold Units or Units acquired by the Sponsor in the secondary market referred to below may be offered to the public by this Prospectus at the then current Public Offering Price, plus accrued interest.

      The Sponsor intends to qualify Units for sale in states selected by the Sponsor, to be sold by the Sponsor and through dealers who are members of the National Association of Securities Dealers, Inc. In the State of Virginia, Units of a State Trust will not be offered for sale. Sales to dealers will initially be made at prices which include a concession per Unit as stated below, but subject to change from time to time at the discretion of the Sponsor.

      The dealer concession per Unit, which is subject to change, at the discretion of the Sponsor, is currently 73% of the sales charge per Unit.

      Sales will be made only with respect to whole Units, and the Sponsor reserves the right to reject, in whole or in part, any order for the purchase of Units.

      In addition, sales of Units may be made pursant to distribution arrangements with certain banks which are acting as agents for their customers. These banks are making Units of the Trust available to their customers on an agency basis. A portion of the sales charge paid by these customers is retained by or remitted to the banks in amounts comparable to the aforementioned dealers' conscessions. The Glass-Steagall Act prohibits banks from underwriting certain securities, including Units of the Trust; however, this Act does permit certain agency transactions, and banking regulators have not indicated that these particular agency transactions are impermissible under this Act. In Texas, any bank making Units available must be registered as a broker-dealer in that State.

Secondary Market

      While not obligated to do so, it is the Sponsor's present intention to maintain a secondary market for Units of each Trust and to continuously offer to repurchase Units from Unit Holders at the applicable Sponsor's Repurchase Price. (See Part A--``Summary of Essential Information,'' herein.) The Sponsor's Repurchase Price is computed by adding to the aggregate of the bid prices of the Securities in a Trust, any money in the Principal Account other than money required to redeem tendered Units, plus accrued interest, deducting therefrom expenses of the Trustee, Evaluator, Sponsor and counsel, and taxes, if any, and then dividing the resulting sum by the number of Units outstanding, as of the date of such computation. Any Units repurchased by the Sponsor at the Sponsor's Repurchase Price may be reoffered to the public by the Sponsor at the then current Public Offering Price, plus accrued interest. Any profit or loss resulting from the resale of such Units will belong to the Sponsor.

      If the supply of Units exceeds demand (or for any other business reason), the Sponsor may, at any time, occasionally, from time to time, or permanently, discontinue the repurchase of Units. In such event, Unit Holders (including the Sponsor) may redeem their Units through the Trustee at the Redemption Price which is based upon the aggregate bid price of the Securities. (See ``Rights of Unit Holders--Redemption--Computation of Redemption Price

Per Unit.'') In no event will the price offered by the Sponsor for the repurchase of Units be less than the current Redemption Price for those Units. (See ``Rights of Unit Holders--Redemption,'' herein.)

Profit of Sponsor

      The Sponsor receives a sales charge as set forth in the tables below. On the sale of Units to dealers, the Sponsor will retain the difference between the dealer concession and the sales charge. (See ``Public Distribution,'' herein).

      The Sponsor may realize profits (or sustain losses) due to daily fluctuations in the prices of the Securities in a Trust and thus in the Public Offering Price of Units received by the Sponsor. Cash, if any, received by the Sponsor from the Unit Holders prior to the settlement date for purchase of Units may be used in the Sponsor's business to the extent permitted by applicable regulations and may be of benefit to the Sponsor.

      The Sponsor may also realize profits (or sustain losses) while maintaining a secondary market in the Units, in the amount of any difference between the prices at which the Sponsor buys Units (based on the bid side evaluation of the Securities in a Trust) and the prices at which the Sponsor resells such Units or the prices at which the Sponsor redeems such Units (also based on the bid side evaluation of the Securities in a Trust), as the case may be.

Volume Discount

      Although under no obligation to do so, the Sponsor intends to permit volume purchasers of Units to purchase Units at a reduced sales charge. The Sponsor may at any time change the amount by which the sales charge is reduced, or discontinue the discount altogether.

      The sales charge per Unit will be reduced for sales to any person of at least 100 Units of the indicated trust pursuant to the following graduated scales:

                                                           Sales Charge
----------------------------------------------------------------------------------------------------------------------------------
                            Prudential Unit Trusts Composed                                    Prudential Unit Trusts Composed
                                of Long Term Securities                                          of Selected Term Securities
                         --------------------------------------                             --------------------------------------
                         Percent of Public      Percent of Net                              Percent of Public      Percent of Net
Number of Units           Offering Price       Amount Invested     Number of Units           Offering Price       Amount Invested
                         -----------------     ----------------                             -----------------     ----------------
Less than 100 Units....       5.50  %          5.820      %        Less than 100 Units....       3.50  %          3.627      %
100-249 Units..........       5.00  %          5.263      %        100-249 Units..........       3.00  %          3.092      %
250-499 Units..........       4.25  %          4.439      %        250-499 Units..........       2.25  %          2.302      %
500-749 Units..........       3.75  %          3.896      %        500-749 Units..........       1.50  %          1.523      %
750-999 Units..........       3.00  %          3.092      %        750-999 Units..........       1.00  %          1.010      %
1,000 Units or more....       2.25  %          2.302      %        1,000 Units or more....       0.75  %          0.756      %

                           National Municipal Trust National
                           Series, Multistate Series, Insured
                             Series (except for the Insured
                              Series) (10-15 Year Average
                               Maturity Program) and the                                           National Municipal Trust
                              Selected Credit Trust Series                                         Intermediate Term Trusts
                         --------------------------------------                             --------------------------------------
                         Percent of Public      Percent of Net                              Percent of Public      Percent of Net
Number of Units           Offering Price       Amount Invested     Number of Units           Offering Price       Amount Invested
                         -----------------     ----------------                             -----------------     ----------------
Less than 100 Units....       5.50  %          5.820      %        Less than 100 Units....       4.50  %          4.712      %
100-249 Units..........       5.00  %          5.263      %        100-249 Units..........       4.00  %          4.167      %
250-499 Units..........       4.50  %          4.712      %        250-499 Units..........       3.50  %          3.627      %
500-749 Units..........       4.25  %          4.439      %        500-749 Units..........       3.00  %          3.093      %
750-999 Units..........       4.00  %          4.167      %        750-999 Units..........       2.50  %          2.564      %
1,000 Units or more....       3.75  %          3.896      %        1,000 Units or more....       2.00  %          2.041      %

                                                                                                   National Municipal Trust
                                National Municipal Trust                                          Insured Series (10-15 Year
                                    Discount Series                                               Average Maturity Program)
                         --------------------------------------                             --------------------------------------
                         Percent of Public      Percent of Net                              Percent of Public      Percent of Net
Number of Units           Offering Price       Amount Invested     Number of Units           Offering Price       Amount Invested
                         -----------------     ----------------                             -----------------     ----------------
Less than 100 Units....       6.00  %          6.383      %        Less than 100 Units....       4.90  %          5.152      %
100-249 Units..........       5.50  %          5.820      %        100-249 Units..........       4.50  %          4.712      %
250-499 Units..........       5.25  %          5.541      %        250-499 Units..........       4.25  %          4.439      %
500-999 Units..........       5.00  %          5.263      %        500-999 Units..........       4.00  %          4.167      %
1,000 Units or more....       4.50  %          4.712      %        1,000 Units or more....       3.25  %          3.359      %

      The respective reduced sales charges as shown on each of the above charts will apply to all purchases of Units in any fourteen day period by the same person in the amounts stated herein, and for this purpose, purchases of Units of a Trust will be aggregated with concurrent purchases of Units of any other trust that may be offered by the Sponsor.

      Units held in the name of the purchaser's spouse, in the name of a purchaser's child under the age of 21 or in the name of an entity controlled by the purchaser are deemed for the purposes hereof to be acquired by the purchaser. The reduced sales charges are also applicable to a trustee or other fiduciary purchasing Units for a single trust estate or single fiduciary account.

Employee Discount

      The Sponsor intends to permit employees of Prudential Securities Incorporated and its subsidiaries and affiliates to purchase Units of a Trust at a price equal to the bid side evaluation of the Securities in a Trust divided by the number of Units outstanding plus a reduced sales charge of $5.00 per Unit, subject to a limit of 5% of the Units of a Trust at the discretion of the Sponsor.

                                EXCHANGE OPTION

      Unit Holders may elect to exchange any or all of their Units of this series of the National Municipal Trust or Prudential Unit Trusts for units of one or more of any other series in the Prudential Securities Incorporated family of unit investment trusts or certain additional trusts that may from time to time be made available for such exchange by the Sponsor (collectively referred to as the ``Exchange Trusts''). Such units may be acquired at prices based on reduced sales charges per unit. The purpose of such reduced sales charges is to permit the Sponsor to pass on to the Unit Holder who wishes to exchange Units the cost savings resulting from such exchange of Units. The cost savings result from reductions in time and expense related to advice, financial planning and operational expense required for the Exchange Option. Exchange Trusts may have different investment objectives; a Unit Holder should read the prospectus for the applicable Exchange Trust carefully to determine the investment objective prior to the exercise of this option.

      This option will be available provided the Sponsor maintains a secondary market in both the Units of this series and units of the applicable Exchange Trust and provided that units of the applicable Exchange Trust are available for sale and are lawfully qualified for sale in the jurisdiction in which the Unit Holder resides. While it is the Sponsor's intention to maintain a secondary market for the units of all such trusts, there is no obligation on its part to do so. Therefore, there is no assurance that a market for units will in fact exist on any given date on which a Unit Holder wishes to sell or exchange his units; thus there is no assurance that the Exchange Option will be available to any Unit Holder. The Sponsor reserves the right to modify, suspend or terminate this option at any time without further notice to Unit Holders. In the event the Exchange Option is not available to a Unit Holder at the time he wishes to exercise it, the Unit Holder will be immediately notified and no action will be taken with respect to his units without further instruction from the Unit Holder.

      Exchanges will be effected in whole units only. If the proceeds from the Units being surrendered are less than the cost of a whole number of units being acquired, the exchanging Unit Holder will be permitted to add cash in an amount to round up to the next highest number of whole units. When units held for less than five months are exchanged for units with a higher regular sales charge, the sales charge will be the greater of (a) the reduced sales charge or (b) the difference between the sales charge paid in acquiring the units being exchanged and the regular sales charge for the quantity of units being acquired, determined as of the date of the exchange.

      To exercise the Exchange Option, a Unit Holder should notify the Sponsor of his desire to use the proceeds from the sale of his Units to purchase units of one or more of the Exchange Trusts. If units of the applicable outstanding series of the Exchange Trust are at that time available for sale, the Unit Holder may select the series or group of series for which he desires his Units to be exchanged. The Unit Holder will be provided with a current prospectus or prospectuses relating to each series in which he indicates interest.

      The exchange transaction will operate in a manner essentially identical to any secondary market transaction, i.e., Units will be repurchased at a price equal to the aggregate bid side evaluation per Unit of the Securities in the Portfolio plus accrued interest. Units of the Exchange Trust will be sold to the Unit Holder at a price equal to the Public Offering Price per unit of the securities in that portfolio plus accrued interest and the applicable sales charge of $15 per Unit. Excess proceeds not used to acquire whole units will be paid to the exchanging Unit Holder.

      Owners of units of any registered unit investment trust, other than Prudential Securities Incorporated sponsored trusts, which was initially offered at a minimum applicable sales charge of 3.0% of the public offering price exclusive of any applicable sales charge discounts may elect to apply the cash proceeds of sale or redemption of those units directly to acquire available units of any Exchange Trust at the reduced sales charge of $20 per Unit, subject to the terms and conditions applicable to the Exchange Option. To exercise this option, the owner should notify his retail broker. He will be given a prospectus of each series in which he indicates interest of which units are available. The Sponsor reserves the right to modify, suspend or terminate the option at any time without further notice, including the right to increase the reduced sales charge applicable to this option (but not in excess of $5 more per unit than the corresponding fee then charged for a unit of an Exchange Trust which is being exchanged).

      For example, assume that a Unit Holder, who has three units of a Trust with a 4.75% sales charge and a current price of $1,100 per unit, sells his units and exchanges the proceeds for units of a series of an Exchange Trust with a current price of $950 per unit and an ordinary sales charge of 4.75%. The proceeds from the Unit Holder's units will aggregate $3,300. Since only whole units of an Exchange Trust may be purchased under the Exchange Option, the Holder would be able to acquire four units in the Exchange Trust for a total cost of $3,860 ($3,800 for units and $60 for the $15 per unit sales charge) by adding an extra $560 in cash. Were the Unit Holder to acquire the same number of units at the same time in the regular secondary market maintained by the Sponsor, the price would be $3,989.50 [$3,800 for the units and $189.50 for the 4.75% sales charge (4.987% of the net amount invested)].

Tax Consequences

      An exchange of Units pursuant to the Exchange Option will generally constitute a ``taxable event'' under the Code, i.e. a Unit Holder will recognize a gain or loss at the time of the exchange. However, an exchange of Units of a series of the National Municipal Trust or Prudential Unit Trusts for units of any other series of Exchange Trusts which are grantor trusts for U.S. federal income tax purposes will not constitute a taxable event to the extent that the underlying Securities in each trust do not differ materially either in kind or in extent. Unit Holders are urged to consult their own tax advisors as to the tax consequences to them of exchanging Units in particular cases.

                              REINVESTMENT PROGRAM

      Distributions of interest and principal, if any, are made to Unit Holders monthly for Prudential Unit Trusts and monthly, quarterly or semiannually for a National Municipal Trust. The Unit Holder will have the option of either receiving his income check from the Trustee or reinvesting the distribution in an open-end diversified management investment company offered by the Sponsor whose investment objective is to attain for investors the highest level of current income that is exempt from federal income taxes, consistent with liquidity and the preservation of capital. Participation in any such fund is conditioned on such funds' lawful qualification for sale in the jurisdiction in which the Unit Holder resides. There can be no assurance, however, that such qualification will be obtained. Upon enrollment in the reinvestment program, the Trustee will direct interest distributions and principal distributions, if any, to the designated fund. The Reinvestment Program does not involve insured securities. The appropriate prospectus will be sent to the Unit Holder. A Unit Holder's election to participate in this reinvestment program will apply to all Units of a Trust owned by such Unit Holder. The Unit Holder should read the prospectus for a reinvestment program carefully before deciding to participate.

                              EXPENSES AND CHARGES

Fees

      The Portfolio supervision fee (the ``Supervision Fee''), which is earned for Portfolio supervisory services, is based upon the aggregate face amount of Securities in a Trust at the beginning of each calendar year.

      The Supervision Fee, which is not to exceed the amount (set forth in Part A--``Summary of Essential Information'') per $1,000 face amount of Securities in a Trust, may exceed the actual costs of providing Portfolio supervisory services for such Trust, but at no time will the total amount the Sponsor receives for Portfolio supervisory services rendered to all series of the National Municipal Trust or Prudential Unit Trusts in any calendar year exceed the aggregate cost to it and/or an affiliate thereof of supplying such services in such year. For a description of the Portfolio supervisory services to be provided by the Sponsor and/or an affiliate thereof, see ``Sponsor--Responsibility.'' The Supervision Fee will be paid to the Sponsor by a Trust. The Prudential Insurance Company of America, the indirect parent of the Sponsor, or a division or subsidiary thereof, has agreed to advise the Sponsor regarding the Sponsor's Portfolio supervisory services and will be compensated by the Sponsor for such advisory services.

      The cost of the Portfolio Insurance obtained by an Insured Trust is an annual amount set forth in Part A-- ``Summary of Essential Information'' and is payable so long as such Insured Trust retains the Securities thus insured. Premiums for the Portfolio Insurance are payable monthly in advance by the Trustee on behalf of an Insured Trust. As Securities in the Portfolio are redeemed by their respective Issuers or are sold by the Trustee, the amount of premium will be reduced to reflect elimination of those Securities no longer owned by and held in an Insured Trust. Securities for which insurance has been obtained by the Issuer from Financial Guaranty are also covered by the Portfolio Insurance but no premium is charged for the insurance obtained by an Insured Trust on such Securities. Securities for which insurance has been obtained by an Issuer from insurance companies other than Financial Guaranty are also covered by an Insured Trust's Portfolio Insurance but the premiums for insurance obtained by an Insured Trust on such Securities reflect the existence of the insurance obtained by the issuer from such other insurance companies. The premiums payable for Permanent Insurance with respect to a Security will be paid solely from the proceeds of the sale of such Security in the event the Trustee exercises the right to obtain Permanent Insurance on the Security.

      For its service as Trustee under the Indenture, the Trustee receives an annual fee in the amount set forth under Part A--``Summary of Essential Information.''

      For each evaluation of the Securities in a Trust, the Evaluator will receive a fee in the amount set forth under Part A--``Summary of Essential Information.''

      The Supervision Fee accrues quarterly but is paid annually, and the Trustee's fees and the Evaluator's fees are payable monthly on or before each Distribution Date from the Interest Account, to the extent funds are available, and thereafter from the Principal Account. Any of such fees may be increased without approval of the Unit Holders in proportion to increases under the classification ``All Services Less Rent'' in the Consumer Price Index published by the United States Department of Labor. The Trustee also receives benefits to the extent that it holds funds on deposit in various non-interest bearing accounts created under the Indenture.

Other Charges

      The following additional charges are or may be incurred by a Trust as more fully described in the Indenture (a) fees of the Trustee for extraordinary services, (b) expenses of the Trustee (including legal and auditing expenses) and of counsel designated by the Sponsor, (c) all taxes and various governmental charges, (d) expenses and costs of any action taken by the Trustee to protect a Trust and the rights and interests of the Unit Holders, (e) indemnification of the Trustee for any losses, liabilities or expenses incurred by it in the administration of a Trust without gross negligence, bad faith, willful misfeasance or willful misconduct on its part or reckless disregard of its obligations and duties, (f) indemnification of the Sponsor for any losses, liabilities and expenses incurred in acting as Sponsor or Depositor under the Indenture without gross negligence, bad faith, willful misfeasance or willful misconduct or reckless disregard of its obligations and duties, (g) expenditures incurred in contacting Unit Holders upon termination of a Trust and (h) to the extent then lawful, expenses (including legal, auditing and printing expenses) of maintaining registration or qualification of the Units and/or a Trust under Federal or state securities laws so long as the Sponsor is maintaining a market for the Units.

      The fees and expenses set forth herein for a Trust are payable out of such Trust and when so paid by or owing to the Trustee are secured by a lien on such Trust. If the balances in the Interest and Principal Accounts are insufficient to provide for amounts payable by a Trust, the Trustee has the power to sell Securities to pay such amounts. To the extent Securities are sold, the size of such Trust will be reduced and the proportions of the types of Securities will change. Such sales might be required at a time when Securities would not otherwise be sold and might result in lower prices than might otherwise be realized. Moreover, due to the minimum principal amount in which Securities may be required to be sold, the proceeds of such sales may exceed the amount necessary for the payment of such fees and expenses.

                             RIGHTS OF UNIT HOLDERS

Certificates

      Ownership of Units is evidenced by registered certificates executed by the Trustee and the Sponsor. Certificates are transferable by presentation and surrender to the Trustee properly endorsed or accompanied by a written instrument or instruments of transfer.

      Certificates may be issued in denominations of one Unit or any multiple thereof. A Unit Holder may be required to pay $2.00 per certificate reissued or transferred, and will be required to pay any governmental charge that may be imposed in connection with each such transfer or interchange. For new certificates issued to replace destroyed, stolen or lost certificates, the Unit Holder must furnish indemnity satisfactory to the Trustee and must pay such expenses as the Trustee may incur. Mutilated Certificates should be surrendered to the Trustee for replacement.

Distribution of Interest and Principal

      Interest and principal received by a Trust will be distributed on each Distribution Date on a pro rata basis to Unit Holders of record as of the preceding Record Date. All distributions will be net of applicable expenses and funds required for the redemption of Units and, if applicable, reimbursements to the Trustee for interest payments advanced to Unit Holders on previous Distribution Dates. (See Part A--``Summary of Essential Information,'' and ``Expenses and Charges'' and ``Rights of Unit Holders--Redemption'' herein.)

      The Trustee will credit to the Interest Account all interest received by a Trust, including that part of the proceeds of any disposition of Securities which represents accrued interest. Other receipts will be credited to the Principal Account. The pro rata share of the Interest Account and the pro rata share of cash in the Principal Account represented by each Unit will be computed by the Trustee as of each Record Date. (See ``Summary of Essential Information'' in Part A.) Proceeds received from the disposition of any of the Securities subsequent to a Record Date and prior to the next succeeding Distribution Date will be held in the Principal Account and will not be distributed until the following Distribution Date. The distribution to Unit Holders as of each Record Date will be made on the following Distribution Date or shortly thereafter and shall consist of an amount including such Unit Holders' pro rata share of the estimated annual income to be credited to the Interest Account after deducting estimated expenses (the ``Interest Distribution'') plus such Unit Holders' pro rata share of the cash balance in the Principal Account computed as of the close of business on the preceding Record Date. Persons who purchase Units between a Record Date and a Distribution Date will receive their first distribution on the second Distribution Date following their purchase of Units. No distribution need be made from the Principal Account if the balance therein is less than an amount sufficient to distribute $1.00 per Unit. The Interest Distribution per Unit initially set forth under ``Summary of Essential Information'' in Part A will change as the income and expenses of the Trust change, as Securities are exchanged, redeemed, paid down or sold.

      Normally, interest on the Securities in the Portfolio is paid on a semi-annual basis. Because interest is not received by a Trust at a constant rate throughout the year, any Interest Distribution may be more or less than the amount credited to the Interest Account as of the Record Date. In order to eliminate fluctations in interest distributions resulting from such variances, the Trustee is required by the Indenture to advance such amounts as may be necessary to provide interest distributions of approximately equal amounts. The Trustee will be reimbursed, without interest, for any such advances from funds available from the Interest Account on the next ensuing Record Date or Record Dates, as the case may be. If all or a portion of the Securities for which advances have been made subsequently fail to pay interest when due, the Trustee may recoup advances made by it in anticipation of receipt of interest payments on such Securities by reducing the amount otherwise distributable per Unit with respect to one or more Interest Distributions. If Units are redeemed subsequent to such advances by the Trustee, but prior to receipt by the Trustee of actual notice of such failure to pay interest, the amount of which was so advanced by the Trustee, each remaining Unit Holder will be subject to a greater pro rata reduction in his Interest Distribution than would have occurred absent such redemptions. Funds which are available for future distributions, payments of expenses and redemptions are in accounts which are non-interest bearing to Unit Holders and are available for use by United States Trust Company of New York, pursuant to normal banking procedures.

      In addition, because of the varying interest payment dates of the Securities comprising a Trust's Portfolio, accrued interest at any point in time will be greater than the amount of interest actually received by a Trust and distributed to Unit Holders. Therefore, there will always remain an item of accrued interest that is added to the value of the Units. If a Unit Holder sells all or a portion of his Units a portion of his sale proceeds will be allocable to his proportionate share of the accrued interest. Similarly, if a Unit Holder redeems all or a portion of his Units, the Redemption Price per Unit which he is entitled to receive from the Trustee will include accrued interest. (See ``Rights of Unit Holders-- Redemption--Computation of Redemption Price per Unit.'')

      Purchasers of Units who desire to receive National Municipal Trust distributions on a semiannual or quarterly basis may elect to do so at the time of purchase if such option is available. Those indicating no choice will be deemed to have chosen the monthly distribution plan. Record dates for monthly distributions will be the twentieth day of the preceding month, record dates for quarterly distributions will be the twentieth day of March, June, September and December, and record dates for semiannual distributions will be the twentieth day of June and December.

      The plan of distribution selected by a Unit Holder will remain in effect until changed. Unit Holders purchasing Units in the secondary market will initially receive distributions in accordance with the election of the prior owner. If more than one payment option is available, the Trustee will furnish each Unit Holder a card in November of each year, to be returned to the Trustee by December 20 of such year if the Unit Holder desires to change his plan of distribution. Unit Holders desiring to change the plan of distribution in which they are participating may so indicate on the card and return same, together with their Certificate to the Trustee. If the card and Certificate are returned to the Trustee, the change will become effective on December 21 of such year for the ensuing twelve months. If the card and Certificate are not returned to the Trustee, the Unit Holder will be deemed to have elected to continue with the same plan for the following twelve months.

      As of the first or twentieth day of each month for Prudential Unit Trusts and each National Municipal Trust, respectively, the Trustee will deduct from the Interest Account and, to the extent funds are not sufficient therein, from the Principal Account, amounts necessary to pay the expenses of Trust. (See ``Expenses and Charges.'') The Trustee may also withdraw from said accounts such amounts, if any, as it deems necessary to establish a reserve for any governmental charges payable out of a Trust. Amounts so withdrawn shall not be considered a part of a Trust's assets for purposes of determining the amount of distributions until such time as the Trustee shall return all or any part of such amounts to the appropriate account. In addition, the Trustee may withdraw from the Interest Account and the Principal Account such amounts as may be necessary to cover redemption of Units by the Trustee. (See ``Rights of Unit Holders--Redemption.'') The Trustee is also entitled to withdraw from the Interest Account, and, to the extent funds are not sufficient therein, from the Principal Account, on one or more Record Dates as may be appropriate, amounts sufficient to recoup advances which it has made in anticipation of the receipt by the Trust of interest in respect of Securities which subsequently fail to pay interest when due.

Reports and Records

      The Trustee shall furnish Unit Holders in connection with each distribution a statement of the amount of interest, if any, and the amount of other receipts, if any, which are being distributed, expressed in each case as a dollar amount per Unit. In the event that the Issuer of any of the Securities fails to make payment when due of any interest or principal and such failure results in a change in the amount which would otherwise be distributed as a distribution, the Trustee will, with the first such distribution following such failure, set forth in an accompanying statement, the Issuer and the Securities, the amount of the reduction in the distribution per Unit resulting from such failure, the percentage of the aggregate face amount of Securities which such security represents and, to the extent then determined, information regarding any disposition or legal action with respect to such Security. Within a reasonable time after the end of each calendar year, the Trustee will furnish to each person who at any time during the calendar year was a Unit Holder of record, a statement (1) as to the Interest Account: interest received (including amounts representing interest received upon any disposition of Securities), and, if the Issuers of the Securities are located in different states or possessions or in the Commonwealth of Puerto Rico, the percentage of such interest by such states or other jurisdictions, deductions for payment of applicable taxes and for fees and expenses of a Trust, redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year; (2) as to the Principal Account: the dates of disposition of any Securities and the net proceeds received therefrom (excluding any portion representing interest and any premium paid to obtain Permanent Insurance), deductions for payments of applicable taxes and for fees and expenses of a Trust and redemptions of Units, and the balance remaining after such distributions and deductions, expressed both as a total dollar amount and as a dollar amount representing the pro rata share of each Unit outstanding on the last business day of such calendar year;
(3) a list of the Securities held and the number of Units outstanding on the last business day of such calendar year; (4) the Redemption Price per Unit based upon the last computation thereof made during such calendar year; and (5) amounts actually distributed during such calendar year from the Interest Account and from the Principal Account, separately stated, expressed both as total dollar amounts and as dollar amounts representing the pro rata share of each Unit outstanding on the last business day of such calendar year.

      The accounts of the Trust shall be audited not less frequently than annually by independent certified public accountants designated by the Sponsor, and the report of such accountants will be furnished by the Trustee to Unit Holders upon request.

      The Trustee shall keep available for inspection by Unit Holders at all reasonable times during usual business hours, books of record and account of its transactions as Trustee including records of the names and addresses of Unit Holders, certificates issued or held, a current list of Securities in the portfolio and a copy of the Indenture.

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Redemption

Tender of Units

      Units may be tendered to the Trustee for redemption at its corporate trust office at 770 Broadway, New York, New York 10003, upon payment of any relevant tax. At the present time there are no specific taxes related to the redemption of the Units. No redemption fee will be charged by the Sponsor or the Trustee. Units redeemed by the Trustee will be cancelled.

      Certificates for Units to be redeemed must be properly endorsed or accompanied by a written instrument of transfer, although redemptions without the necessity of certificate presentation will be effected for record Unit Holders for whom Certificates have not been issued. Unit Holders must sign exactly as their name appears on the face of the Certificate with the signature guaranteed by an officer of a national bank or trust company or by a member firm of either the New York, Midwest or Pacific Stock Exchanges. In certain instances the Trustee may require additional documents such as, but not limited to, trust instruments, certificates of death, appointments as executor or administrator or certificates of corporate authority.

      Within seven calendar days following such tender, or if the seventh calendar day is not a business day, on the first business day prior thereto, the Unit Holder will be entitled to receive in cash an amount for each Unit tendered equal to the Redemption Price per Unit computed as of the Evaluation Time set forth in the ``Summary of Essential Information'' in Part A on the date of tender. (See ``Redemption--Computation of Redemption Price per Unit.'') The ``date of tender'' is deemed to be the date on which Units are received by the Trustee, except that as regards Units received after the Evaluation Time, the date of tender is the first day after such date on which the New York Stock Exchange is open for trading, and such Units will be deemed to have been tendered to the Trustee on such day for redemption at the Redemption Price computed on that day. For information relating to the purchase by the Sponsor of Units tendered to the Trustee for redemption, see ``Redemption--Purchase by the Sponsor of Units Tendered for Redemption.''

      Accrued interest paid on redemption shall be withdrawn from the Interest Account, or, if the balance therein is insufficient, from the Principal Account. All other amounts paid on redemption shall be withdrawn from the Principal Account. The Trustee is empowered to sell Securities in order to make funds available for redemption. Such sales, if required, could result in a sale of Securities by the Trustee at a loss. To the extent Securities are sold, the size and diversity of a Trust will be reduced.

      The Trustee reserves the right to suspend the right of redemption and to postpone the date of payment of the Redemption Price per Unit for any period during which the New York Stock Exchange is closed, other than weekend and holiday closings, or trading on that Exchange is restricted or during which (as determined by the Securities and Exchange Commission by rule or regulation) an emergency exists as a result of which disposal or evaluation of the underlying Securities is not reasonably practicable, or for such other periods as the Securities and Exchange Commission has by order permitted. The Trustee is not liable to any person or in any way for any loss or damage that may result from any such suspension or postponement.

Computation of Redemption Price per Unit

      The Redemption Price per Unit of a Trust is determined by the Trustee on the basis of the bid prices of the Securities in a Trust (or contracts for Securities to be acquired by a Trust) as of the Evaluation Time on the date any such determination is made. The Redemption Price per Unit is each Unit's pro rata share, determined by the Trustee, of: (1) the aggregate value of the Securities in a Trust (or contracts for securities to be acquired by a Trust) on the bid side of the market (determined by the Evaluator as set forth below), (2) cash on hand in a Trust, and accrued and unpaid interest on the Securities as of the date of computation, less (a) amounts representing taxes or governmental charges payable out of a Trust, (b) the accrued expenses of a Trust, and (c) cash held for distribution to Unit Holders of record as of a date prior to the evaluation. Accrued interest payable in respect of the Units from the date of tender to, but not including, the fifth business day thereafter also comprises a part of the Redemption Price per Unit. The Evaluator may determine the value of the Securities in a Trust (1) on the basis of current bid prices for the Securities, (2) if bid prices are not available for any Securities, on the basis of current bid prices for comparable securities, (3) by appraisal, or (4) by any combination of the above. In determining the Redemption Price per Unit no value will be attributed to the Portfolio Insurance obtained by an Insured Trust on a Security or to an Insured Trust's right to obtain Permanent Insurance on such Security in the event of its sale of such Security, unless such Security is in default in payment of principal or interest or in significant risk of such default. Securities insured under a policy obtained by the Issuer thereof or by the Sponsor on the Date of Deposit are entitled to the benefits of such insurance at all times and
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such benefits are reflected and included in the market value of such Securities.
(See ``The Trust--Insurance on the Securities in the Portfolio of an Insured Trust--Portfolio Insurance--Insured to Maturity.'')

Purchase by the Sponsor of Units Tendered for Redemption

      The difference between the bid and offering prices of the Bonds may be expected to average 1 1/2% of the principal amount. In the case of actively traded bonds, the difference may be as little as 1/2 of 1%, and in the case of inactively traded bonds such difference usually will not exceed 3%. The price at which Units may be redeemed could be less than the price paid by the Unit Holder.

      The Indenture requires that the Trustee notify the Sponsor of any tender of Units for redemption. So long as the Sponsor is maintaining a bid in the secondary market, the Sponsor, prior to the close of business on the second succeeding business day, will purchase any Units tendered to the Trustee for redemption at the price so bid by making payment therefor to the Unit Holder in an amount not less than the Redemption Price not later than the day on which the Units would otherwise have been redeemed by the Trustee. (See ``Public Offering of Units--Secondary Market.'') Units held by the Sponsor may be tendered to the Trustee for redemption as any other Units.

      The price of any Units resold by the Sponsor will be the Public Offering Price determined in the manner provided in this Prospectus. (See ``Public Offering of Units--Public Offering Price.'') Any profit resulting from the resale of such Units will belong to the Sponsor which likewise will bear any loss resulting from a lower resale or redemption price subsequent to its acquisition of such Units. (See ``Public Offering of Units--Profit of Sponsor.'')

                                    SPONSOR

      Prudential Securities Incorporated is a Delaware corporation and is engaged in the underwriting, securities and commodities brokerage business and is a member of the New York Stock Exchange, Inc., other major securities exchanges and commodity exchanges and the National Association of Securities Dealers, Inc. Prudential Securities Incorporated, a wholly-owned subsidiary of Prudential Securities Group Inc. and an indirect wholly-owned subsidiary of The Prudential Insurance Company of America, is engaged in the investment advisory business. Prudential Securities Incorporated has acted as principal underwriter and managing underwriter of other investment companies. In addition to participating as a member of various selling groups or as an agent of other investment companies, Prudential Securities Incorporated executes orders on behalf of investment companies for the purchase and sale of securities of such companies and sells securities to such companies in its capacity as a broker or dealer in securities.

      Prudential Securities Incorporated is distributor for Prudential Government Securities Trust (Intermediate Term Series) and for Class B shares of Global Utility Fund, Nicholas-Applegate Fund, Inc. (Growth Equity Fund), Prudential California Municipal Fund (California Series), Prudential Equity Fund, Prudential Equity Income Fund, Prudential FlexiFund, Prudential Global Fund, Prudential Global Genesis Fund, Prudential Global Natural Resources Fund, Prudential GNMA Fund, Prudential Government Plus Fund, Prudential Growth Opportunity Fund, Prudential High Yield Fund, Prudential IncomeVertibleR Plus Fund, Prudential Multi-Sector Fund, Prudential Municipal Bond Fund, Prudential Municipal Series Fund, Prudential National Municipals Fund, Prudential Research Fund, Prudential Short-Term Global Income Fund, Prudential Strategic Income Fund, Prudential Total Return Fund, Prudential U.S. Government Fund, and Prudential Utility Fund.

Limitations on Liability

      The Sponsor is liable for the performance of its obligations arising from its responsibilities under the Indenture, but will be under no liability to Unit Holders for taking any action or refraining from any action in good faith or for errors in judgment or liable or responsible in any way for depreciation or loss incurred by reason of the sale of any Securities, except in case of its own willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties. (See ``Sponsor--Responsibility.'')

Responsibility

      Although the Sponsor and Trustee do not presently intend to dispose of insured Securities in the event of default, nevertheless, the Indenture permits the Sponsor to direct the Trustee to dispose of any Security in a Trust upon the happening of certain events, including without limitation, the following:

      1. Default in the payment of principal or interest on any Security when due and payable,

      2. Institution of legal proceedings seeking to restrain or enjoin the payment of any Security or attacking their validity,

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      3. A breach of covenant or warranty which could adversely affect the payment of debt service on the Security,

      4. Default in the payment of principal or interest on any other outstanding obligations of the same Issuer of any Security,

      5. In the case of a Security that is a revenue bond, a fall in revenues, based upon official reports, substantially below the estimated revenues calculated to be necessary to pay principal and interest,

      6. A decline in market price to such an extent, or such other market or credit factor, as in the opinion of the Sponsor would make retention of a Security detrimental to a Trust and to the interests of the Unit Holders,

      7. Refunding or refinancing of the Security, as set forth in the Indenture, or

      8. The loss of Federal income tax exemption with respect to interest on the Security, and, in case of an Insured Trust, a determination by the Sponsor that any insurance that may be applicable to the Security cannot be relied upon to maintain the interests of such Insured Trust to at least as great an extent as such disposition.

      The Sponsor and/or an affiliate thereof intend to continuously monitor developments affecting the Securities in each Trust in order to determine whether the Trustee should be directed to dispose of any such Securities.

      It is the responsibility of the Sponsor to instruct the Trustee to reject any offer made by an Issuer of any of the Securities to issue new obligations in exchange and substitution for any Security pursuant to a refunding or refinancing plan, except that the Sponsor may instruct the Trustee to accept such an offer or to take any other action with respect thereto as the Sponsor may deem proper if the Issuer is in default with respect to such Security or in the judgment of the Sponsor the Issuer will probably default in respect to such Security in the foreseeable future.

      Any obligations so received in exchange or substitution will be held by the Trustee subject to the terms and conditions of the Indenture to the same extent as Securities originally deposited thereunder. Within five days after the deposit of obligations in exchange or substitution for any of the underlying Securities, the Trustee is required to give notice thereof to each Unit Holder, identifying the Securities eliminated and the Securities substituted therefor. Except as stated in this and the preceding paragraph, the acquisition by the Trust of any securities other than the Securities initially deposited is prohibited.

Resignation

      If at any time the Sponsor shall resign under the Indenture or shall fail to perform or be incapable of performing its duties thereunder or shall become bankrupt or if its affairs are taken over by public authorities, the Indenture directs the Trustee to either (1) appoint a successor Sponsor or Sponsors at rates of compensation deemed reasonable by the Trustee not exceeding amounts prescribed by the Securities and Exchange Commission, or (2) terminate the Trust. The Trustee will promptly notify Unit Holders of any such action.

                                    TRUSTEE

      The Trustee is United States Trust Company of New York, with its principal place of business at 114 West 47th Street, New York, New York 10036 and a corporate trust office at 770 Broadway, New York, New York 10003. United States Trust Company of New York has, since its establishment in 1853, engaged primarily in the management of trust and agency accounts for individuals and corporations. The Trustee is a member of the New York Clearing House Association and is subject to supervision and examination by the Superintendent of Banks of the State of New York, the Federal Deposit Insurance Corporation and the Board of Governors of the Federal Reserve System. In connection with the storage and handling of certain Securities deposited in a Trust, the Trustee may use the services of the Depository Trust Company. These services may include safekeeping of the Securities and coupon-clipping, computer book-entry transfer and institutional delivery services. The Depository Trust Company is a limited purpose trust company organized under the Banking Law of the State of New York, a member of the Federal Reserve System and a clearing agency registered under the Securities Exchange Act of 1934.

Limitations on Liability

      The Trustee shall not be liable or responsible in any way for depreciation or loss incurred by reason of the disposition of any moneys, Securities or Certificates or in respect of any evaluation or for any action taken in good faith reliance on prima facie properly executed documents except in cases of willful misfeasance, bad faith, gross negligence or reckless disregard for its obligations and duties. In addition, the Indenture provides that the Trustee shall not be personally liable for any taxes or other governmental charges imposed upon or in respect of a Trust which the Trustee may be required to pay under current or future laws of the United States or any other authority having jurisdiction.

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Responsibility

      For information relating to the responsibilities of the Trustee under the Indenture, reference is made to the material set forth under ``Rights of Unit Holders'' and ``Sponsor--Resignation.''

Resignation

      By executing an instrument in writing and filing the same with the Sponsor, the Trustee and any successor may resign. In such an event the Sponsor is obligated to appoint a successor trustee as soon as possible. If, among other reasons, the Trustee becomes incapable of acting or becomes bankrupt or its affairs are taken over by public authorities, the Sponsor may remove the Trustee and appoint a successor as provided in the Indenture. Such resignation or removal shall become effective upon the acceptance of appointment by the successor trustee. If upon resignation of a trustee no successor has been appointed and has accepted the appointment within thirty days after notification, the retiring trustee may apply to a court of competent jurisdiction for the appointment of a successor. The resignation or removal of a trustee becomes effective only when the successor trustee accepts its appointment as such or when a court of competent jurisdiction appoints a successor trustee.

                                   EVALUATOR

      The Evaluator is Kenny S&P Evaluation Services, a division of Kenny Information Systems, Inc., with main offices located at 65 Broadway, New York, New York 10006.

Limitations on Liability

      The Trustee, Sponsor and Unit Holders may rely on any evaluation furnished by the Evaluator and shall have no responsibility for the accuracy thereof. Determinations by the Evaluator under the Indenture shall be made in good faith upon the basis of the best information available to it, provided, however, that the Evaluator shall be under no liability to the Trustee, the Sponsor, or Unit Holders for errors in judgment. But this provision shall not protect the Evaluator in cases of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

Responsibility

      The Indenture requires the Evaluator to evaluate the Securities in a Trust on the basis of their bid prices on the last business day of June and December in each year, on the day on which any Unit is tendered for redemption and on any other day such evaluation is desired by the Trustee or is requested by the Sponsor. For information relating to the responsibility of the Evaluator to evaluate the Securities on the basis of their bid prices, see ``Public Offering of Units-- Public Offering Price.''

Resignation

      The Evaluator may resign or may be removed by the Sponsor, and in such event, the Sponsor is to use its best efforts to appoint a satisfactory successor. Such resignation or removal shall become effective upon the acceptance of appointment by a successor evaluator. If upon resignation of the Evaluator no successor has accepted appointment within thirty days after notice of resignation, the Evaluator may apply to a court of competent jurisdiction for the appointment of a successor.

                   AMENDMENT AND TERMINATION OF THE INDENTURE

Amendment

      The Sponsor and the Trustee have the power to amend the Indenture without the consent of any of the Unit Holders when such an amendment is (1) to cure any ambiguity or to correct or supplement any provision of the Indenture which may be defective or inconsistent with any other provision contained therein, or (2) to make such other provisions as shall not adversely affect the interests of the Unit Holders; provided, that the Indenture may also be amended by the Sponsor and the Trustee (or the performance of any of the provisions of the Indenture may be waived) with the consent of Unit Holders owning 51% of the Units of a Trust at the time outstanding for the purposes of adding any provisions to or changing in any manner or eliminating any of the provisions of the Indenture or of modifying in any manner the rights of Unit Holders. In no event, however, shall the Indenture be amended to increase the number of Units issuable thereunder, to permit the deposit or acquisition of securities or other property either in addition to or in substitution for any of the Securities initially deposited in a Trust, except for the substitution of certain refunding securities for such Securities, or to provide the Trustee with the power to engage in business or investment activities not
                                       31
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specifically authorized in the Indenture as originally adopted or so as to adversely affect the characterization of a Trust as a grantor trust for federal income tax purposes. In the event of any amendment, the Trustee is obligated to notify promptly all Unit Holders of the substance of such amendment.

Termination

      A National Municipal Trust may be terminated at any time by the consent of the holders of the percentage of the Units as specified in Part A--``Summary of Essential Information'' and certain National Municipal Trusts may be terminated at the Trustee's discretion when the value of a trust is within the dollar amounts specified in Part A-- ``Summary of Essential Information.'' Certain National Municipal Trusts must be terminated by the Trustee if the value of such a trust is less than the dollar amount specified in Part A--``Summary of Essential Information'' and certain other National Municipal Trusts must be terminated at the direction of the Sponsor if the value of such a trust is less than the dollar amount specified in Part A--``Summary of Essential Information.'' In the case of the Prudential Unit Trusts, a Trust may be terminated at any time by the consent of the holders of 51% of the Units or by the Trustee upon the direction of the Sponsor when the value of the Trust as shown on the last business day of June or December in any year is less than 40% of the principal amount of the Securities initially deposited therein. However, in no event may a Trust continue beyond the Mandatory Termination Date set forth under ``Summary of Essential Information in Part A.'' In the event of termination, written notice thereof will be sent by the Trustee to all Unit Holders. Within a reasonable period after termination, the Trustee will sell any Securities remaining in a Trust, and, after paying all expenses and charges incurred by a Trust, will distribute to each Unit Holder, upon surrender for cancellation of his Certificate for Units, his pro rata share of the balances remaining in the Interest and Principal Accounts. The sale of Securities in a Trust upon termination may result in a lower amount than might otherwise be realized if such sale were not required at such time. For this reason, among others, the amount realized by a Unit Holder upon termination may be less than the principal amount of Securities represented by the Units held by such Unit Holder.

                                 LEGAL OPINIONS

      Certain legal matters in connection with the Units offered hereby have been passed upon by Messrs. Cahill Gordon & Reindel, a partnership including a professional corporation, 80 Pine Street, New York, New York 10005, as special counsel for the Sponsor. Brown & Wood, One World Trade Center, New York, New York 10048, has acted as special tax counsel to Financial Guaranty with respect to the Federal income tax status of payments under Financial Guaranty policies to certain Insured Prudential Unit Trusts.

                                    AUDITORS

      The financial statements of the Trusts included in this Prospectus have been examined by Deloitte & Touche, certified public accountants, as stated in their report appearing herein, and are included in reliance upon such report given upon the authority of that firm as experts in accounting and auditing.

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                                 BOND RATINGS+

      All ratings except those identified otherwise are by Standard & Poor's Corporation.

Standard & Poor's Corporation

      A Standard & Poor's corporate or municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific debt obligation. This assessment of creditworthiness may take into consideration obligors such as guarantors, insurers, or lessees.

      The bond rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

      The ratings are based on current information furnished to Standard & Poor's by the Issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information or based on other circumstances.

      The ratings are based, in varying degrees, on the following considerations:

        I. Likelihood of default--capacity and willingness of the obligor as to the timely payments of interest and repayment of principal in accordance with the terms of the obligation;

        II. Nature of and provisions of the obligation; and

        III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

            AAA--This is the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

            AA--Bonds rated AA have a very strong capacity to pay interest and repay principal, and in the majority of instances they differ from AAA issues only in small degrees.

            A--Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse affects of changes in circumstances and economic conditions than bonds in higher rated categories.

            BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher rated categories.

            BB, B, CCC, CC, C--Bonds which are rated BB, B, CCC, CC and C are regarded, as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

            D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

            Plus (+) or Minus (-): The ratings from ``AA'' to ``CCC'' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

            Provisional Ratings: The letter ``p'' following a rating indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project,
------------------

+As described by the rating agencies.

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     makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

            Bond Investment Quality Standards: Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (AAA, AA, A, BBB, commonly known as ``investment grade'' ratings) are generally regarded as eligible for bank investment. In addition, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies and fiduciaries generally.

            In some circumstances the continuance of a security rating is contingent upon Standard & Poor's receipt of executed copy of an escrow agreement or the closing documentation confirming investments and cash flows and/or the security rating is conditional upon the issuance of insurance by the respective insurance company.

Moody's Investors Service

      A brief description of the applicable Moody's Investors Service's rating symbols and their meanings is as follows:

            Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as ``gilt edge''. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

            Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. Aa bonds are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

            A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

            Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

            Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

            B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

            Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

            Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

            C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Those municipal bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1, Baa1, Ba1 and B1.

      Conditional ratings, indicated by ``Con'' are given to bonds for which the security depends upon the completion of some act or the fulfillment of some condition. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. A parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

Fitch Investors Service, Inc.

      A Brief description of the applicable Fitch Investors Service, Inc. rating symbols and their meanings is as follows:

            AAA--Bonds which are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

            AA--Bonds which are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong although not quite as strong as bonds rated AAA.

            A--Bonds which are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

            BBB--Bonds which are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in ceconomic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that these bonds will fall below investment grade is higher than for bonds with higher ratings.

            BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

            B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

            CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

            CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

            C--Bonds are in imminent default in payment of interest or principal.

            DDD, DD, and D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. `DDD' represents the highest potential for recovery on these bonds, and `D' represents the lowest potential for recovery.

            Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the `AAA', `DDD', `DD' or `D' categories.

            Conditional--A conditional rating is promised on the successful completion of a project of the occurrence of a specific event.

            Suspended--A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

            Withdrawn--A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.

            FitchAlert--Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated as ``Positive'', indicating a potential upgrade, ``Negative'', for potential downgrade, or ``Evolving'', where ratings may be raised or lowered. FitchAlert is relatively short-term, and should be resolved within 12 months.

        Credit Trend--Credit trend indicators show whether credit fundamentals are improving, stable, declining, or uncertain, as follows:


         Improving             up arrow
         Stable                left/right arrow
         Declining             down arrow
         Uncertain             up/down arrow

      Credit trend indicators are not predictions that any rating change will occur, and have a longer term time frame than issues placed on FitchAlert.

------------------

      NR--Not rated (credit characteristics comparable to A or better on the Date of Deposit except for certain trusts rated less than A or better on the Date of Deposit), indicates, among other things, that no rating has been requested, that there is insufficient information on which to base a rating or that a particular type of obligation is not rated as a matter of rating agency policy. Subsequent to the Date of Deposit the credit characteristics of the Issuers of the Securities may have changed. Currently, certain of the Securities in the Portfolio of a Trust may be unrated and have credit characteristics comparable to securities rated below the minimum requirements of such Trust for acquisition of a Security. See Part A--``Schedule of Portfolio Securities'' herein to ascertain the ratings on the Securities, if any, on the date of the Schedule of Portfolio Securities.

            This Post-Effective Amendment to the Registration Statement on Form S-6 comprises the following papers and documents:

            The facing sheet on Form S-6.

            The Prospectus.

            Signatures.

            Consent of independent public accountants and consent of evaluator; all other consents were previously filed.


            The following Exhibits:
           ***Ex-3.(i)     -     Certificate of Incorporation of
                                    Prudential  Securities Incorporated
                                    dated March 29, 1993.
           *******Ex-3.(ii) -    Revised By-Laws of Prudential
                                    Securities Incorporated as amended
                                    through March 31, 1995.
            **Ex-4.a       -     Trust Indenture and Agreement dated
                                    May 16, 1989.
             *Ex-23        -     Consent of Kenny S&P Evaluation
                                    Services, a division of J.J. Kenny
                                    Co., Inc. (as evaluator).
           ****Ex-24       -     Powers of Attorney executed by a
                                    majority of the Board of Directors
                                    of Prudential Securities
                                    Incorporated.
             *Ex-27        -     Financial Data Schedule.
              Ex-99        -     Information as to Officers and
                                    Directors of Prudential Securities
                                    Incorporated is incorporated by
                                    reference to Schedules A and D of
                                    Form BD filed by Prudential
                                    Securities Incorporated pursuant to
                                    Rules l5b1-1 and l5b3-1 under the
                                    Securities Exchange Act of 1934
                                    (1934 Act File No. 8-16267).
          *****Ex-99.2     -     Affiliations of Sponsor with other
                                    investment companies.
          *****Ex-99.3     -     Broker's Blanket Policies, Standard
                                    Form No. 14 in the aggregate amount
                                    of $62,500,000.
          ******Ex-99.4    -     Investment Advisory Agreement.
_________________________

*           Filed herewith.

** Incorporated by reference to exhibit of same designation filed with the Securities and Exchange Commission as an exhibit to the Registration Statement under the Securities Act of 1933 of Government Securities Equity Trust Series 1, Registration
            No. 33-25710.
                                         II-1

*** Incorporated by reference to exhibit of same designation filed with the Securities and Exchange Commission as an exhibit to the Registration Statement under the Securities Act of 1933 of Government Securities Equity Trust Series 5, Registration
            No. 33-57992.

**** Incorporated by reference to exhibit of same designation filed with the Securities and Exchange Commission as an exhibit to the Registration Statement under the Securities Act of 1933 of National Municipal Trust, Series 172, Registration
            No. 33-54681.

***** Incorporated by reference to exhibit of same designation filed with the Securities and Exchange Commission as an exhibit to the Registration Statement under the Securities Act of 1933 of Prudential Unit Trusts, Insured Tax-Exempt Series 1,
            Registration No. 2-89263.

****** Incorporated by reference to exhibit of same designation filed with the Securities and Exchange Commission as an exhibit to the Registration Statement under the Securities Act of 1933 of National Municipal Trust, Insured Series 43, Registration No. 33-29314.

******* Incorporated by reference to exhibit of same designation filed with the Securities and Exchange Commission as an exhibit to the Registration Statement under the Securities Act of 1933 of National Municipal Trust, Series 177, Registration
            No. 33-57845.

                                SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, the registrant, Government Securities Equity Trust Series 3 certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement or amendment thereto to be signed on its behalf by the undersigned thereunto duly authorized, in the City of New York, and State of New York on the 27th day of March, 1996.

                  Government Securities Equity Trust Series 3
                  (Registrant)

                  By PRUDENTIAL SECURITIES INCORPORATED
                        (Depositor)

                  By the following persons,* who
                     constitute a majority of the
                     Board of Directors of Prudential
                     Securities Incorporated

                        Alan D. Hogan
                        George A. Murray
                        Leland B. Paton
                        Vincent T. Pica
                        Richard A. Redeker
                        Hardwick Simmons
                        Lee B. Spencer, Jr.

                              By   /s/ Kenneth Swankie
                                      (Kenneth Swankie,
                                       Senior Vice President,
                                       Manager--Unit Investment
                                       Trust Department, as
                                       authorized signatory for
                                       Prudential Securities
                                       Incorporated and Attorney-
                                       in-Fact for the persons
                                       listed above)
_____________________

*     Pursuant to Powers of Attorney previously filed.

                            CONSENT OF COUNSEL

            The consent of counsel to the use of its name in the Prospectus included in this Registration Statement is contained in its opinion filed as Exhibit 5 to this Registration Statement.

                      CONSENT OF INDEPENDENT AUDITORS

We consent to the use of our report dated February 20, 1996, accompanying the financial statements of the Government Securities Equity Trust Series 3 included herein and to the reference to our Firm as experts under the heading "Auditors" in the prospectus which is a part of this registration statement.

DELOITTE & TOUCHE LLP
Deloitte & Touche LLP

March 27, 1996
New York, New York
                                      II-5